FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-03

April 8, 2013
FREE WRITING PROSPECTUS STRUCTURAL AND COLLATERAL TERM SHEET $936,242,993 (Approximate Total Mortgage Pool Balance) $510,370,000 (Approximate Offered Certificates)
COMM 2013-CCRE7

Deutsche Mortgage & Asset Receiving Corporation
Depositor

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
KeyBank National Association
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	Cantor Fitzgerald & Co.
Joint Bookrunning Managers and Co-Lead Managers
KeyBanc Capital Markets	CastleOak Securities, L.P.
Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated April 8, 2013, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1)(2):
Joint Bookrunner & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$936,242,993
Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	59
Co-Managers:	KeyBanc Capital Markets Inc.	Number of Mortgaged Properties:	87
	CastleOak Securities, L.P.	Average Mortgage Loan Cut-off Date Balance:	$15,868,525
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P.	Average Mortgaged Property Cut-off Date Balance:	$10,761,414
	(“CCRE”) (46.3%), German American Capital	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.71x
	Corporation* (“GACC”) (44.4%), KeyBank National	Range of Mortgage Loan U/W NCF DSCR:	1.27x –2.58x
	Association (“KeyBank”) (9.3%)	Weighted Avg Mortgage Loan Cut-off Date LTV:	63.8%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Range of Mortgage Loan Cut-off Date LTV:	35.9% – 76.9%
Master Servicer:	Midland Loan Services	Weighted Avg Mortgage Loan Maturity Date or ARD LTV:	52.6%
Operating Advisor:	Park Bridge Lender Services LLC	Range of Mortgage Loan Maturity Date or ARD LTV:	13.9% – 71.1%
Special Servicer:	Situs Holdings, LLC	Weighted Avg U/W NOI Debt Yield:	11.6%
Certificate Administrator:	Wells Fargo Bank, National Association	Range of U/W NOI Debt Yield:	8.2% –31.3%
Trustee:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan
Rating Agencies:	Kroll Bond Rating Agency, Inc., Moody’s Investors	Original Term to Maturity (months)(3):	117
	Service, Inc., Morningstar Credit Ratings, LLC	Weighted Avg Mortgage Loan
Determination Date:	The 6th day of each month, or if such 6th day is not a	Remaining Term to Maturity (months)(3):	114
	business day, the following business day,	Weighted Avg Mortgage Loan Seasoning (months):	3
	commencing in May 2013.	% Mortgage Loans with Amortization for Full Term(4):	74.5%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Partial Interest Only:	23.7%
	each month, commencing May 2013.	% Mortgage Loans with Full Interest Only(5):	1.8%
Cut-off Date:	Payment Date in April 2013 (or related origination	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	89.0%
	date, if later). Unless otherwise noted, all Mortgage	% Mortgage Loans with Upfront or
	Loan statistics are based on balances as of the Cut-	Ongoing Replacement Reserves(6):	91.7%
	off Date.	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	29.2%
Settlement Date:	On or about April 23, 2013	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(7):	83.1%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	% Mortgage Loans with Upfront Engineering Reserves:	32.1%
	with accrued interest.	% Mortgage Loans with Upfront or Ongoing Other Reserves:	47.4%
ERISA Eligible:	All of the Offered Certificates are expected to be
	ERISA eligible.
(1)   With respect to the Moffett Towers Phase II loan, the Larkspur Landing Hotel Portfolio loan and the Moffett Towers loan, LTV, DSCR and Debt Yield calculations include all related pari passu companion loans.
(2)   With respect to the 20 Church Street loan, Cut-off Date LTV and Debt Yield have been calculated based on the mortgage loan balance net of a $4.5 million earnout reserve.
(3)   For the ARD loans, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
(4)   Amortizing through the maturity date or Anticipated Repayment Date.
(5)   Interest only through the maturity date.
(6)   Includes FF&E Reserves.
(7)   Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	March 2046
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (KBRA/Moody’s/Morningstar)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels(3)	Weighted Average Life (years)(4)	Principal Window (months)(4)	Certificate Principal to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-1	AAA(sf) / Aaa(sf) / AAA	$71,825,000	30.000%	2.33	1 - 53	44.7%	16.6%
Class A-2	AAA(sf) / Aaa(sf) / AAA	$77,842,000	30.000%	4.63	53 - 57	44.7%	16.6%
Class A-SB	AAA(sf) / Aaa(sf) / AAA	$82,273,000	30.000%	7.08	57 - 111	44.7%	16.6%
Class A-3	AAA(sf) / Aaa(sf) / AAA	$75,000,000	30.000%	9.72	111 - 119	44.7%	16.6%
Class A-4	AAA(sf) / Aaa (sf) / AAA	$203,430,000	30.000%	9.93	119 - 120	44.7%	16.6%
Class X-A(7)	AAA(sf) / Aaa(sf) / AAA	$734,950,000(8)	N/A	N/A	N/A	N/A	N/A

NON-OFFERED CERTIFICATES

Class(1)	Ratings (KBRA/Moody’s/Morningstar)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels(3)	Weighted Average Life (years)(4)	Principal Window (months)(4)	Certificate Principal to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-3FL(9)	AAA(sf) / Aaa(sf) / AAA	$75,000,000	30.000%	9.72	111 - 119	44.7%	16.6%
Class A-3FX(9)	AAA(sf) / Aaa(sf) / AAA	$0	30.000%	9.72	111 - 119	44.7%	16.6%
Class A-4FL(9)	AAA(sf) / Aaa(sf) / AAA	$70,000,000	30.000%	9.93	119 - 120	44.7%	16.6%
Class A-4FX(9)	AAA(sf) / Aaa(sf) / AAA	$0	30.000%	9.93	119 - 120	44.7%	16.6%
Class X–B(7)	AAA(sf) / A2(sf) / AAA	$93,625,000(8)	N/A	N/A	N/A	N/A	N/A
Class A–M(10)	AAA(sf) / Aaa(sf) / AAA	$79,580,000(11)	21.500%	9.96	120 - 120	50.1%	14.8%
Class B(10)	AA-(sf) / Aa3(sf) / AA-	$58,515,000(11)	15.250%	9.96	120 - 120	54.1%	13.7%
Class PEZ(10)	A-(sf) / A1(sf) / A-	$173,205,000(11)	11.500%	10.01	120 - 126	56.5%	13.1%
Class C(10)	A-(sf) / A3(sf) / A-	$35,110,000(11)	11.500%	10.17	120 - 126	56.5%	13.1%
Class D	BBB-(sf) / Baa3(sf) / BBB	$39,790,000	7.250%	10.46	126 - 126	59.2%	12.5%
Class E	BBB-(sf) / Ba2(sf) / BBB-	$8,192,000	6.375%	10.46	126 - 126	59.7%	12.4%
Class F	BB(sf) / Ba3(sf) / BB	$9,362,000	5.375%	10.46	126 - 126	60.4%	12.3%
Class G	B(sf) / B2(sf) / B	$17,555,000	3.500%	10.46	126 - 126	61.6%	12.0%
Class H	NR / NR / NR	$32,768,992	0.000%	10.46	126 - 126	63.8%	11.6%
Class V	NR / NR / NR	N/A	N/A	N/A	N/A	N/A	N/A
Class R	NR / NR / NR	N/A	N/A	N/A	N/A	N/A	N/A
Class LR	NR / NR / NR	N/A	N/A	N/A	N/A	N/A	N/A

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A-3, Class A-4, Class A–M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates and the Class A-3FL and Class A-4FL regular interests will equal one of the following per annum rates: (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A-3, Class A–3FL, Class A-3FX, Class A-4, Class A-4FL and Class A-4FX Certificates are represented in the aggregate. The initial subordination levels for the Class C and Class PEZ Certificates are equal to the subordination level of the underlying Class C trust component which will have an initial outstanding balance on the Settlement Date of $35,110,000.

(4)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a certificate balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that the mortgage loan with an anticipated repayment date is repaid on its anticipated repayment date.

(5)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A-3, Class A–3FL Class A-3FX, Class A-4, Class A-4FL and Class A-4FX Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

SUMMARY OF THE CERTIFICATES

Class A-3, Class A–3FL, Class A-3FX, Class A-4, Class A-4FL and Class A–4FX Certificates are calculated in the aggregate for those classes as if they were a single class.
(7)
The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A-3 and Class A-4 Certificates, the Class A-3FL and Class A-4FL regular interests and the Class A–M trust component outstanding (based on their Certificate Balances), as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the weighted average pass–through rates of the Class B and Class C trust components, as further described in the Free Writing Prospectus (based on their Certificate Balances).

(8)
The Class X–A and Class X–B Certificates (the “Class X Certificates”) will not have a Certificate Balance.  Neither the Class X–A nor Class X–B Certificates will be entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A-3 and Class A–4 Certificates, the Class A-3FL and Class A-4FL regular interests and the Class A–M trust component outstanding. The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the Principal Balance of the Class B and Class C trust components.

(9)
All or a portion of the Class A-3FL Certificates may be exchanged for Class A-3FX Certificates. The aggregate Certificate Balance of the Class A-3FL Certificates and Class A-3FX Certificates will at all times equal the certificate balance of the Class A-3FL regular interest.  All or a portion of the Class A-4FL Certificates may be exchanged for Class A-4FX Certificates. The aggregate Certificate Balance of the Class A-4FL Certificates and Class A-4FX Certificates will at all times equal the certificate balance of the Class A-4FL regular interest.

(10)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(11)
On the Settlement Date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the Settlement Date of $79,580,000, $58,515,000 and $35,110,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the Settlement Date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the Settlement Date.

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield

A-1	GACC	Lowe’s of Bellevue	Retail	$8,178,003	29	38.9%	1.95x	16.5%

A-1/A-2	GACC	Waters Place Shopping Center	Retail	$16,750,000	52	54.7%	2.20x	13.3%

A-2	CCRE	Larkspur Landing Hotel Portfolio	Hospitality	$59,781,151	57	68.2%	1.73x	12.3%

(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses on the indicated loans. See “Yield and Maturity Considerations– Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

TRANSACTION HIGHLIGHTS

▪	$936,242,992 (Approximate) New–Issue Multi–Borrower CMBS:
–
Overview: The mortgage pool consists of 59 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date Balance of $936,242,993 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $15,868,525 per Mortgage Loan and are secured by 87 Mortgaged Properties located throughout 29 states.

–	LTV: 63.8% weighted average Cut–off Date LTV and 52.6% weighted average Maturity Date or ARD LTV.
–	DSCR: 1.85x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.71x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.
–	Debt Yield: 11.6% weighted average debt yield, based on Underwritten NOI. 10.7% weighted average debt yield, based on Underwritten NCF.
–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A-3 and Class A–4 Certificates and the Class A-3FL and Class A-4FL regular interests in the aggregate, which are each rated AAA(sf) / Aaa(sf) / AAA by KBRA/Moody’s/Morningstar.

▪	Loan Structural Features:
–	Amortization: 98.2% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:
▪	74.5% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity or ARD.
▪	23.7% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity or ARD.
–	Hard Lockboxes: 72.8% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.
▪
Cash Traps: 78.4% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than 1.10x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
▪	Real Estate Taxes: 48 Mortgage Loans representing 89.0% of the total Cut–off Date Balance.
▪	Insurance Reserves: 31 Mortgage Loans representing 29.2% of the total Cut–off Date Balance.
▪	Replacement Reserves (Including FF&E Reserves): 51 Mortgage Loans representing 91.7% of the total Cut–off Date Balance.
▪	Tenant Improvement / Leasing Commissions: 21 Mortgage Loans representing 83.1% of the total allocated Cut–off Date Balance of office, retail, mixed use and industrial properties only.
–	Defeasance: 62.0% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.
–
Yield Maintenance: 35.0% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge, following a lockout period, and prior to an open period. 3.0% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge without a lockout period, and prior to an open period.

▪	Multiple–Asset Types > 5.0% of the Total Pool:
–	Office: 39.1% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.
–	Retail: 23.7% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (all of the retail properties are anchored retail properties, including single tenant properties).
–	Hospitality: 22.3% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.
–	Mixed Use: 6.2% of the Mortgaged Properties by allocated Cut-off Date Balance are mixed use properties.
▪	Geographic Diversity: The 87 Mortgaged Properties are located throughout 29 states, with only one state having greater than 10.0% by allocated Cut–off Date Balance: California (36.2%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, second, to the Class A–1 Certificates, third, to the Class A–2 Certificates, fourth, to the Class A–3 Certificates and Class A-3FL regular interest, pro rata, based on their respective Certificate Balances, fifth, to the Class A-4 Certificates and the Class A-4FL regular interest, pro rata, based on their respective Certificate Balances,  and sixth, to the Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the Principal Balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the Principal Balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the Principal Balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total Certificate Balance of the Class A–M trust component, Class B trust component, Class C trust component and the Class D through Class H Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–SB, Class A-3 and Class A–4 Certificates and the Class A-3FL and Class A-4FL regular interests, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A and Class X–B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A-3 and Class A–4 Certificates, the Class A-3FL and Class A-4FL regular interests and the Class A–M trust component; and (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B and Class C trust components.

Interest Payments:	On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A-3, Class A–4, Class X–A and Class X–B Certificates and the Class A-3FL and the Class A-4FL regular interests, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

STRUCTURE OVERVIEW

percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A-3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates and the Class A-3FL and Class A-4FL regular interests for each Distribution Date will equal one of the following per annum rates: (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii)  the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust component represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A-3 and Class A–4 Certificates, Class A-3FL and Class A-4FL regular interests and Class A–M trust component, as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the weighted average pass–through rates of the Class B and Class C trust components, as further described in the Free Writing Prospectus.

The Pass-Through Rate applicable to the Class A-3FL and Class A-4FL Certificates will be equal to a LIBOR-based floating rate.  If there is a continuing payment default on the part of the swap counterparty under the related swap agreement, or if the related swap agreement is terminated and not replaced, then the Pass-Through Rate applicable to the Class A-3FL Certificates or the Class A-4FL Certificates, as applicable,  will convert to the Pass-Through Rate of the Class A-3FL regular interest or the Class A-4FL regular interest, respectively.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each interest–bearing class of certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

STRUCTURE OVERVIEW

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class H through and including the Class D Certificates, then to the Class C trust component (and correspondingly, to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then to the Class A-M trust component (and correspondingly, to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A–1, Class A–2, Class A–SB, Class A-3 and Class A–4 Certificates and the Class A-3FL and Class A-4FL regular interests on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates, trust components and regular interests that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected will be allocated to each of the Class A–1, Class A–2, Class A–SB, Class A-3, Class A–4 and Class D Certificates, the Class A-3FL and Class A-4FL regular interests and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class D Certificates, the Class A-3FL and Class A-4FL regular interests and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Sale of Defaulted Loans:
Defaulted loans will be sold in a process similar to the sale process for REO property, as described under “The Pooling and Servicing Agreement—Sale of Defaulted Mortgage Loans and Serviced REO Properties” in the Free Writing Prospectus.  There will be no “fair market value purchase option” and the Controlling Class Representative will have no right of first refusal with respect to the sale of defaulted loans.

Loan Combinations/Split Loan Structures:	The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Moffett Towers Phase II secures a Mortgage Loan (the “Moffett Towers Phase II Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

STRUCTURE OVERVIEW

$130,000,000, evidenced by Note A-1, representing approximately 13.9% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with the following companion loans, which are not part of the mortgage pool: (i) a companion loan with an outstanding principal balance as of the Cut-off Date of $57,500,000, evidenced by Note A-2 and (ii) a companion loan with an outstanding principal balance as of the Cut-off Date of $57,500,000, evidenced by Note A-3, both of which are currently held by GACC.  The Moffett Towers Phase II Mortgage Loan and the related companion loans are pari passu in right of payment and are referred to herein as the “Moffett Towers Phase II Loan Combination”.

The Moffett Towers Phase II Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement.  The Moffett Tower Phase II pari passu companion loans evidenced by Note A-2 and Note A-3 may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  For additional information regarding the Moffett Towers Phase II Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Moffett Towers Phase II Loan Combination” in the Free Writing Prospectus.

The portfolio of Mortgaged Properties identified on Annex A–1 to the Free Writing Prospectus as Larkspur Landing Hotel Portfolio secures a Mortgage Loan (the “Larkspur Landing Hotel Portfolio Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $59,781,151, evidenced by Note A-2, representing approximately 6.4% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with a companion loan that has an outstanding principal balance as of the Cut–off Date of $79,708,202, evidenced by Note A-1, which is currently held in the COMM 2013-CCRE6 Mortgage Trust.  The Larkspur Landing Hotel Portfolio Mortgage Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Larkspur Landing Hotel Portfolio Loan Combination.”

The Larkspur Landing Hotel Portfolio Loan Combination will be serviced pursuant to the COMM 2013-CCRE6 pooling and servicing agreement and the related intercreditor agreement.  For additional information regarding the Larkspur Landing Hotel Loan Combination, see “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—Larkspur Landing Hotel Portfolio Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Moffett Towers secures a Mortgage Loan (the “Moffett Towers Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $40,000,000, evidenced by Note A-3, representing approximately 4.3% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with the following companion loans, which are not part of the mortgage pool: (i) a companion loan with an outstanding principal balance as of the Cut-off Date of $175,000,000, evidenced by Note A-1, which is currently held in the COMM 2013–LC6 Mortgage Trust and (ii) a companion loan with an outstanding principal balance as of the Cut-off Date of $120,000,000, evidenced by Note A-2, which is currently held in the COMM 2013-CCRE6 Mortgage Trust. The Moffett Towers Mortgage Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Moffett Towers Loan Combination.”

The Moffett Towers Loan Combination is being serviced pursuant to the COMM 2013-LC6 pooling and servicing agreement and the related intercreditor agreements.  For additional information regarding the Moffett Towers Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Moffett Towers Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

STRUCTURE OVERVIEW

Control Rights:
Other than with respect to the Larkspur Landing Hotel Portfolio Loan Combination and the Moffett Towers Loan Combination certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

The directing holder of the Larkspur Landing Hotel Portfolio Loan Combination and the Moffett Towers Loan Combination are the directing holders of the COMM 2013-CCRE6 Mortgage Trust and COMM 2013-LC6 Mortgage Trust, respectively.  Prior to the occurrence and continuance of a Consultation Termination Event, the Directing Holder of this transaction will have consultation rights (but not control rights) with respect to certain material actions to be taken by the master servicer and the special servicer of the Larkspur Landing Hotel Portfolio Loan Combination and the Moffett Towers Loan Combination. The directing holders of the Larkspur Landing Hotel Portfolio Loan Combination and the Moffett Towers Loan Combination are referred to herein as a “Loan Combination Directing Holders”.  See also “Description of the Mortgage Pool—Loan Combinations” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F, Class G and Class H Certificates.

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

The holder of the control rights with respect to the Larkspur Landing Hotel Loan Portfolio Combination and the Moffett Towers Loan Combination will be the related Loan Combination Directing Holders.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised–Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

STRUCTURE OVERVIEW

Directing Holder:
It is expected that an entity controlled by Perella Weinberg Partners Asset Based Value Master Fund I, L.P., will be the initial Directing Holder (for each Mortgage Loan other than the Larkspur Landing Hotel Portfolio Mortgage Loan and the Moffett Towers Mortgage Loan) and will also own 100% of the Class E, Class F, Class G and Class H Certificates as of the Settlement Date.

The directing holder with respect to the Larkspur Landing Hotel Portfolio Combination and the Moffett Towers Loan Combination will be the related Loan Combination Directing Holders.  The Loan Combination Directing Holders of the Larkspur Landing Hotel Portfolio Loan Combination and the Moffett Towers Loan Combination will initially be the directing holder of the COMM 2013-CCRE6 Mortgage Trust and the COMM 2013-LC6 Mortgage Trust, respectively.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

With respect to the Larkspur Landing Hotel Portfolio Loan Combination and the Moffett Towers Loan Combination, the related Loan Combination Directing Holders will retain their control rights as specified under the related intercreditor agreements, without regard to whether a Control Termination Event has occurred and is continuing under the Pooling and Servicing Agreement.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

With respect to the Larkspur Landing Hotel Portfolio Loan Combination and the Moffett Towers Loan Combination, the related Loan Combination Directing Holders will retain their control rights as specified under the related intercreditor agreements, without regard to whether a Consultation Termination Event has occurred and is continuing under the Pooling and Servicing Agreement.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

STRUCTURE OVERVIEW

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Moffett Towers Loan Combination and the Larkspur Landing Hotel Portfolio Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

With respect to the Larkspur Landing Hotel Portfolio Combination and the Moffett Towers Loan Combination, none of the Directing Holder, the Trustee or any Certificateholders will have the right to replace the special servicer.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

STRUCTURE OVERVIEW

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Larkspur Landing Hotel Portfolio Loan Combination and the Moffett Towers Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)(2)
						Weighted Averages
Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR(4)	Cut–off Date LTV Ratio(4)	LTV Ratio at Maturity or ARD(4)
$1,750,000	-	$9,999,999	35	$211,488,874	22.6%	4.6184%	116	1.74x	64.7%	48.8%
$10,000,000	-	$24,999,999	16	$260,614,885	27.8%	4.4625%	115	1.81x	59.1%	47.6%
$25,000,000	-	$39,999,999	2	$62,750,000	6.7%	4.7632%	120	1.32x	74.9%	66.3%
$40,000,000	-	$54,999,999	3	$141,608,082	15.1%	4.1862%	118	1.68x	65.2%	53.5%
$55,000,000	-	$69,999,999	1	$59,781,151	6.4%	4.9585%	57	1.73x	68.2%	63.1%
$70,000,000	-	$130,000,000	2	$200,000,000	21.4%	3.9335%	124	1.66x	63.3%	55.3%
Total/Weighted Average			59	$936,242,993	100.0%	4.3947%	114	1.71x	63.8%	52.6%

Distribution of Mortgage Rates(1)(2)
						Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR(4)	Cut–off Date LTV Ratio(4)	LTV Ratio at Maturity or ARD(4)
3.7845%	-	4.2499%	11	$379,576,227	40.5%	3.9603%	121	1.69x	61.0%	51.6%
4.2500%	-	4.4999%	13	$139,532,306	14.9%	4.3347%	119	1.69x	65.0%	51.9%
4.5000%	-	4.7499%	18	$198,908,580	21.2%	4.5806%	119	1.73x	69.1%	57.5%
4.7500%	-	5.6500%	17	$218,225,879	23.3%	5.0192%	94	1.73x	63.2%	50.5%
Total/Weighted Average			59	$936,242,993	100.0%	4.3947%	114	1.71x	63.8%	52.6%

Property Type Distribution(1)(2)(5)

Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads or NRA	Cut–off Date Balance per Unit/Room Pad/NRA	Mortgage Rate	Stated Remaining Term (Mos.)(3)	Occupancy	U/W NCF DSCR(4)	Cut–off Date LTV Ratio(4)	LTV Ratio at Maturity or ARD(4)
Office	9	$365,700,012	39.1%	3,277,397	$238	4.1678%	121	90.0%	1.60x	64.1%	55.3%
Suburban	4	$226,000,000	24.1%	1,939,340	$317	3.8943%	123	93.0%	1.62x	58.7%	51.7%
CBD	4	$125,758,082	13.4%	1,244,194	$107	4.6502%	119	85.7%	1.52x	73.8%	62.1%
Data Center	1	$13,941,930	1.5%	93,863	$149	4.2500%	117	79.0%	1.90x	63.4%	51.0%
Retail	20	$221,523,033	23.7%	2,460,400	$126	4.4360%	111	94.1%	1.70x	65.9%	53.6%
Anchored(6)	20	$221,523,033	23.7%	2,460,400	$126	4.4360%	111	94.1%	1.70x	65.9%	53.6%
Hospitality	31	$208,484,360	22.3%	3,375	$92,684	4.7274%	102	78.4%	1.88x	62.2%	48.6%
Limited Service	17	$114,345,781	12.2%	1,771	$68,906	4.7549%	120	74.7%	1.91x	59.4%	41.6%
Extended Stay	14	$94,138,579	10.1%	1,604	$121,567	4.6940%	80	82.9%	1.85x	65.6%	57.1%
Mixed Use	4	$57,922,162	6.2%	218,931	$383	4.1468%	120	98.2%	1.82x	53.8%	43.5%
Retail/Office	2	$32,150,000	3.4%	88,898	$400	4.3479%	120	100.0%	1.73x	60.9%	48.9%
Multifamily/Office	1	$19,972,162	2.1%	124,543	$160	3.7845%	119	94.9%	2.11x	39.9%	31.5%
Multifamily/Retail	1	$5,800,000	0.6%	5,490	$1,056	4.2790%	120	100.0%	1.37x	62.4%	54.3%
Multifamily	6	$34,962,706	3.7%	715	$59,321	4.4974%	119	95.2%	1.61x	67.3%	53.8%
Self Storage	14	$24,284,452	2.6%	5,542	$4,827	4.5705%	120	82.4%	1.84x	69.1%	54.9%
Industrial	1	$13,552,116	1.4%	409,648	$33	5.1500%	117	100.0%	1.64x	68.8%	57.0%
Manufactured Housing Community	2	$9,814,153	1.0%	301	$39,443	4.4719%	119	96.1%	1.57x	70.2%	56.7%
Total/Weighted Average	87	$936,242,993	100.0%			4.3947%	114	89.1%	1.71x	63.8%	52.6%

Geographic Distribution(1)(2)(5)
				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR(4)	Cut–off Date LTV Ratio(4)	LTV Ratio at Maturity or ARD(4)
California	17	$339,348,521	36.2%	4.1095%	114	1.68x	60.1%	52.0%
Northern(7)	13	$286,794,374	30.6%	4.0848%	113	1.65x	60.0%	53.0%
Southern(7)	4	$52,554,147	5.6%	4.2445%	119	1.87x	60.7%	46.6%
Florida	3	$85,900,000	9.2%	4.1971%	120	1.80x	70.0%	56.0%
Illinois	7	$81,916,903	8.7%	4.3259%	119	1.65x	63.1%	50.5%
North Carolina	4	$70,543,306	7.5%	4.5805%	118	1.73x	72.0%	58.5%
Other	56	$358,534,263	38.3%	4.6912%	111	1.72x	64.4%	51.7%
Total/Weighted Average	87	$936,242,993	100.0%	4.3947%	114	1.71x	63.8%	52.6%
(1)
With respect to the Moffett Towers Phase II loan, the Larkspur Landing Hotel Portfolio loan and the Moffett Towers loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include all related pari passu companion loans.

(2)	With respect to the 20 Church Street loan, Cut-off Date LTV and Debt Yield have been calculated based on the mortgage loan balance net of a $4.5 million earnout reserve.
(3)	In the case of 3 Mortgage Loans with an Anticipated Repayment Date, Stated Remaining Term (Mos.) is through the related Anticipated Repayment Date.
(4)
In the case of 3 Mortgage Loans that are cross-collateralized and cross-defaulted with each other, all debt service coverage ratio, loan-to-value ratio and debt yield calculations are based on the aggregate balance of the cross-collateralized and cross-defaulted mortgage loans.

(5)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(6)	Includes single tenant properties.
(7)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)(2)
						Weighted Averages
Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR(4)	Cut–off Date LTV Ratio(4)	LTV Ratio at Maturity or ARD(4)
35.9%	-	49.9%	8	$56,196,751	6.0%	4.4641%	107	2.14x	43.8%	25.8%
50.0%	-	54.9%	5	$70,287,905	7.5%	4.7810%	104	1.93x	54.2%	45.8%
55.0%	-	59.9%	6	$215,605,885	23.0%	3.9318%	123	1.68x	57.4%	50.5%
60.0%	-	64.9%	12	$174,171,121	18.6%	4.3418%	119	1.66x	62.7%	49.2%
65.0%	-	69.9%	12	$148,607,731	15.9%	4.7800%	94	1.75x	67.5%	57.6%
70.0%	-	76.9%	16	$271,373,600	29.0%	4.4710%	119	1.58x	74.3%	61.2%
Total/Weighted Average			59	$936,242,993	100.0%	4.3947%	114	1.71x	63.8%	52.6%

Distribution of LTV Ratios at Maturity or ARD(1)(2)
						Weighted Averages
Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR(4)	Cut–off Date LTV Ratio(4)	LTV Ratio at Maturity or ARD(4)
13.9%	-	49.9%	22	$255,007,246	27.2%	4.3768%	117	1.84x	55.4%	40.6%
50.0%	-	54.9%	17	$327,911,445	35.0%	4.2089%	118	1.69x	60.6%	52.7%
55.0%	-	59.9%	11	$137,781,223	14.7%	4.3650%	119	1.68x	72.5%	58.3%
60.0%	-	71.1%	9	$215,543,078	23.0%	4.7177%	102	1.58x	73.1%	63.1%
Total/Weighted Average			59	$936,242,993	100.0%	4.3947%	114	1.71x	63.8%	52.6%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)(2)
						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR(4)	Cut–off Date LTV Ratio(4)	LTV Ratio at Maturity or ARD(4)
1.27x	-	1.39x	4	$72,594,897	7.8%	4.6959%	120	1.32x	73.9%	64.9%
1.40x	-	1.44x	5	$34,142,612	3.6%	4.6834%	118	1.42x	69.3%	52.4%
1.45x	-	1.54x	9	$69,557,436	7.4%	4.6168%	119	1.49x	69.3%	53.7%
1.55x	-	1.64x	11	$260,813,110	27.9%	4.0765%	122	1.60x	60.2%	52.5%
1.65x	-	1.74x	7	$223,997,609	23.9%	4.4303%	103	1.72x	66.8%	55.5%
1.75x	-	1.84x	4	$75,519,280	8.1%	4.4795%	118	1.76x	71.8%	58.2%
1.85x	-	1.99x	6	$88,334,926	9.4%	4.3530%	111	1.91x	59.2%	46.8%
2.00x	-	2.58x	13	$111,283,123	11.9%	4.6207%	109	2.19x	52.9%	39.4%
Total/Weighted Average			59	$936,242,993	100.0%	4.3947%	114	1.71x	63.8%	52.6%

Distribution of Original Terms to Maturity or ARD(1)(2)
						Weighted Averages
Range of Original Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR(4)	Cut–off Date LTV Ratio(4)	LTV Ratio at Maturity or ARD(4)
60	-	60	1	$59,781,151	6.4%	4.9585%	57	1.73x	68.2%	63.1%
120	-	120	56	$743,606,205	79.4%	4.4502%	117	1.72x	64.6%	51.8%
126	-	240	2	$132,855,637	14.2%	3.8306%	126	1.62x	57.5%	52.8%
Total/Weighted Average			59	$936,242,993	100.0%	4.3947%	114	1.71x	63.8%	52.6%

Distribution of Remaining Terms to Maturity or ARD(1)(2)
						Weighted Averages
Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR(4)	Cut–off Date LTV Ratio(4)	LTV Ratio at Maturity or ARD(4)
29	-	57	3	$84,709,154	9.0%	5.0867%	53	1.84x	62.7%	58.8%
114	-	126	56	$851,533,838	91.0%	4.3259%	120	1.69x	63.9%	52.0%
Total/Weighted Average			59	$936,242,993	100.0%	4.3947%	114	1.71x	63.8%	52.6%
(1)
With respect to the Moffett Towers Phase II loan, the Larkspur Landing Hotel Portfolio loan and the Moffett Towers loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include all related pari passu companion loans.

(2)	With respect to the 20 Church Street loan, Cut-off Date LTV and Debt Yield have been calculated based on the mortgage loan balance net of a $4.5 million earnout reserve.
(3)	In the case of 3 Mortgage Loans with an Anticipated Repayment Date, Stated Remaining Term (Mos.) is through the related Anticipated Repayment Date.
(4)
In the case of 3 Mortgage Loans that are cross-collateralized and cross-defaulted with each other, all debt service coverage ratio, loan-to-value ratio and debt yield calculations are based on the aggregate balance of the cross-collateralized and cross-defaulted mortgage loans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans(1)(2)
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per Unit/Room/ Pad/NRA	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Moffett Towers Phase II(3)	GACC	Sunnyvale, CA	Office	$130,000,000	13.9%	$362	57.7%	1.62x	9.2%
Lakeland Square Mall	CCRE	Lakeland, FL	Retail	$70,000,000	7.5%	$131	73.7%	1.74x	10.7%
Larkspur Landing Hotel Portfolio	CCRE	Various, Various	Hospitality	$59,781,151	6.4%	$109,232	68.2%	1.73x	12.3%
One West Fourth Street	GACC	Winston-Salem, NC	Office	$51,608,082	5.5%	$120	74.8%	1.76x	10.8%
North First Commons	GACC	San Jose, CA	Office	$50,000,000	5.3%	$200	61.7%	1.70x	10.5%
Moffett Towers(3)	GACC	Sunnyvale, CA	Office	$40,000,000	4.3%	$352	57.3%	1.56x	8.9%
PNC Center	CCRE	Pittsburgh, PA	Office	$32,000,000	3.4%	$95	74.9%	1.36x	10.0%
20 Church Street	CCRE	Hartford, CT	Office	$30,750,000	3.3%	$76	75.0%	1.27x	10.8%
Summit Hotel Portfolio II(4)	KeyBank	Various, Various	Hospitality	$22,650,000	2.4%	$58,831	65.1%	1.85x	13.3%
Summit Hotel Portfolio III(4)	KeyBank	Various, Various	Hospitality	$22,000,000	2.3%	$51,643	53.9%	2.06x	14.6%
Total/Weighted Average				$508,789,234	54.3%		65.5%	1.66x	10.6%
(1)
With respect to the Moffett Towers Phase II loan, the Larkspur Landing Hotel Portfolio loan and the Moffett Towers loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include the related pari passu companion loan

(2)	With respect to the 20 Church Street loan, Cut-off Date LTV and Debt Yield have been calculated based on the mortgage loan balance net of a $4.5 million earnout reserve.
(3)
The Moffett Towers Phase II loan and the Moffett Towers loan, representing approximately 13.9% and 4.3%, respectively, of the outstanding pool balance as of the cut-off date, are under common sponsorship.

(4)
The Summit Hotel Portfolio II loan and the Summit Hotel Portfolio III loan, representing approximately 2.4% and 2.3%, respectively, of the outstanding pool balance as of the cut-off date, are under common sponsorship.

Pari Passu Companion Loan Summary
Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loan Cut–off Date Balance	Loan Combination Cut–off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Moffett Towers Phase II(1)	$130,000,000	$115,000,000	$245,000,000	COMM 2013–CCRE7	Midland Loan Services	Situs Holdings, LLC	COMM 2013-CCRE7
Larkspur Landing Hotel Portfolio	$59,781,151	$79,708,202	$139,489,353	COMM 2013–CCRE6	Wells Fargo	Wells Fargo	COMM 2013-CCRE6
Moffett Towers(2)	$40,000,000	$295,000,000	$335,000,000	COMM 2013–LC6	Midland Loan Services	Rialto Capital Advisors	COMM 2013-LC6
(1)	With respect to the Moffett Towers Phase II loan, the Companion Loan Cut-off Date Balance includes both Companion Loans evidenced by Note A-2 and Note A-3.
(2)	With respect to the Moffett Towers loan, the Companion Loan Cut-off Date Balance includes both Companion Loans evidenced by Note A-1 and Note A-2.

Existing Mezzanine Debt Summary
Mortgage Loans(1)	Mortgage Loan Cut–off Date Balance	Mezzanine or Unsecured Subordinate Debt Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Moffett Towers Phase II	$130,000,000	$55,000,000	1.62x	1.19x	57.7%	70.7%	9.2%	7.5%
Moffett Towers	$40,000,000	$50,000,000	1.56x	1.27x	57.3%	65.8%	8.9%	7.8%
(1)
With respect to the North First Commons loan, representing 5.3% of the outstanding pool balance as of the cut-off date, the mezzanine loan is held by an affiliate of the borrower, was made to the borrower’s sole member and is secured by the membership interests in the borrower. No debt service payments are required other than to the extent of (i) 80% of excess cash (but without offset for debt service payment on the related mortgage loan) less (ii) debt service payment on the related mortgage loan disbursed to the borrower and distributable to the borrower’s sole member in accordance with the terms of the Mortgage Loan documents. The mezzanine lender and the mezzanine loan are subject to a Subordination and Standstill agreement which, among other things, prohibits the mezzanine lender from exercising any rights or remedies while the Mortgage Loan is outstanding. A violation of the Subordination and Standstill Agreement by the mezzanine lender is an event of default under the Mortgage Loan documents and is a loss item in the non recourse carve-out guaranty.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE7 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Lakeland Square Mall	CCRE	Lakeland, FL	Retail	$70,000,000	7.5%	MSC 2004-TOP13
Larkspur Landing Hotel Portfolio	CCRE	Various, Various	Hospitality	$59,781,151	6.4%	BALL 2007-BMB1
McHenry Village Shopping Center	CCRE	Modesto, CA	Retail	$19,000,000	2.0%	JPMCC 2003-CB6
Residence Inn San Diego	CCRE	San Diego, CA	Hospitality	$18,964,994	2.0%	BSCMS 2003-T10
Rolling Hills Shopping Center	GACC	Tucson, AZ	Retail	$9,737,825	1.0%	LBUBS 2003-C3
Cube Self Storage II Portfolio(2)	GACC	Various, Various	Self Storage	$9,000,000	1.0%	MSC 2005-HQ7
Lafayette Square	GACC	Lafayette, IN	Retail	$8,389,511	0.9%	GCCFC 2003-C1
Highland Fair Shopping Center	GACC	Gresham, OR	Retail	$7,989,934	0.9%	LBUBS 2003-C5
Howard Johnson Sea World	GACC	San Diego, CA	Hospitality	$6,450,000	0.7%	BSCMS 2006-PW12
1500 Sunday Drive	KeyBank	Raleigh, NC	Office	$6,000,000	0.6%	GCCFC 2005-GG3
Heritage Oaks Shopping Center	GACC	Gridley, CA	Retail	$5,652,932	0.6%	GCCFC 2003-C2
Desert Sky LA Fitness	GACC	Phoenix, AZ	Retail	$4,800,000	0.5%	LBUBS 2004-C1
Eagles Ridge Apartments	CCRE	Battle Creek, MI	Multifamily	$4,787,233	0.5%	GECMC 2003-C1
Total				$230,553,580	24.6%
(1)
Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)
With respect to the Cube Self Storage II Portfolio loan, only the Cube Self Storage – Post property was previously securitized in the MSC 2005-HQ7 transaction. The remaining four portfolio properties’ most recent prior financings were not included in securitizations.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 57.7% 1.62x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 57.7% 1.62x 9.2%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor(1):	Joseph K. Paul; Jay Paul Revocable		Collateral:	Fee Simple
	Living Trust		Location:	Sunnyvale, CA
Borrower:	MT Lot 3 EFG LLC		Year Built / Renovated:	2009 / NAP
Original Balance(2):	$130,000,000		Total Sq. Ft.:	676,598
Cut-off Date Balance(2):	$130,000,000		Property Management:	Paul Holdings, Inc.
% by Initial UPB:	13.9%		Underwritten NOI:	$22,496,944
Interest Rate:	3.80408%		Underwritten NCF:	$21,445,259
Payment Date:	6th of each month		Appraised Value:	$424,500,000
First Payment Date:	May 6, 2013		Appraisal Date:	February 6, 2013
Maturity Date:	October 6, 2023
Amortization(3):	Interest only for first 72 months; 360		Historical NOI(9)
	months thereafter		Most Recent NOI:	NAP
Additional Debt(2):	$115,000,000 Pari Passu Debt		2012 NOI:	NAP
	$55,000,000 Mezzanine Loan		2011 NOI:	NAP
Call Protection(4)(5):	L(24), YM1(95), O(7)		2010 NOI:	NAP
Lockbox / Cash Management:	Hard / In Place		2009 NOI:	NAP
			2008 NOI:	NAP
Reserves(6)
	Initial	Monthly	Historical Occupancy(9)
Taxes:	$0	$177,099	Current Occupancy:	91.4% (April 1, 2013)
Insurance:	$0	Springing	2012 Occupancy:	NAP
Replacement:	$0	$11,277	2011 Occupancy:	NAP
TI/LC:	$14,591,980	$0	2010 Occupancy:	NAP
Building G TI/LC Reserve:	$5,395,525	$0	2009 Occupancy:	NAP
Garage Reserve:	$2,829,530	$0	2008 Occupancy:	NAP
Lease Sweep Reserve:	$0	Springing
(1)  The sponsors are also the sponsors under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as Moffett Towers, which has a cut-off date balance of $40.0 million.
(2)   The Original Balance and Cut-off Date Balance of $130.0 million represent the controlling Note A-1 of the $245.0 million Moffett Towers Phase II Loan Combination evidenced by three pari passu notes. The pari passu companion loans are comprised of the Note A-2 and the Note A-3, with a combined original principal balance of $115.0 million. For additional information on the pari passu companion loans, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(3)   Following an initial 72 month interest only period, the Moffett Towers Phase II Loan Combination is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan. See Annex H-I of the Free Writing Prospectus.
(4)    See “Partial Release” herein.
(5)   The lockout period will be at least 24 payments beginning with and including the first payment date of May 6, 2013. Prepayment of the full $245.0 million Moffett Towers Phase II Loan Combination is permitted on the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) May 6, 2016.
(6)   See “Initial Reserves” and “Ongoing Reserves” herein.
(7)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Moffett Towers Phase II Loan Combination.
(8)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.38x and 2.27x, respectively.
(9)   The Moffett Towers Phase II Property was constructed in 2009 as “warm shell” construction and was subsequently improved between 2011 and 2012. Lease up began in April 2012 and has continued into 2013.

Financial Information(7)
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$362	$443
Balloon Balance / Sq. Ft.:	$334	$409
Cut-off Date LTV:	57.7%	70.7%
Balloon LTV:	53.3%	65.2%
Underwritten NOI DSCR(8):	1.70x	1.25x
Underwritten NCF DSCR(8):	1.62x	1.19x
Underwritten NOI Debt Yield:	9.2%	7.5%
Underwritten NCF Debt Yield:	8.8%	7.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 57.7% 1.62x 9.2%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
HP(2)	A-/Baa1/BBB+	393,776	58.2%	$30.30	59.6%	3/31/2023(3)
Amazon(4)	NR/Baa1/AA-	224,492	33.2%	$36.00	40.4%	2/29/2024
Total Occupied Collateral		618,268	91.4%	$32.37	100.0%
Vacant		58,330	8.6%
Total		676,598	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Hewlett-Packard Company leases 224,492 sq. ft. at 1140 Enterprise Way and 169,284 sq. ft. at 1160 Enterprise Way under two separate leases. Base rent was abated for the first 12 months of the initial lease term. Payment of base rent commenced on April 1, 2013.

(3)
Hewlett-Packard Company has a one-time termination option as of April 1, 2020 upon 12 months prior notice with respect to its entire space subject to a termination fee equal to all unamortized costs plus interest on the cumulative sum of such unamortized costs.

(4)	This space is leased by A2Z Development Center, Inc., a subsidiary of Amazon.com, Inc. Amazon.com, Inc. provided a parent guaranty of this lease.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	1	393,776	58.2%	393,776	58.2%	$30.30	59.6%	59.6%
Thereafter	1	224,492	33.2%	618,268	91.4%	$36.00	40.4%	100.0%
Vacant	NAP	58,330	8.6%	676,598	100.0%	NAP	NAP
Total / Wtd. Avg.	2	676,598	100.0%			$32.37	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 57.7% 1.62x 9.2%

The Loan.    The Moffett Towers Phase II loan (the “Moffett Towers Phase II Loan”) is the controlling Note A-1 portion, in the original principal amount of $130.0 million, of a fixed rate loan in the aggregate principal amount of $245.0 million (the “Moffett Towers Phase II Loan Combination”). The Moffett Towers Phase II Loan Combination is secured by the borrower’s fee simple interest in three Class A, suburban office buildings containing 676,598 sq. ft. in the aggregate and is located at 1120, 1140 and 1160 Enterprise Way in Sunnyvale, California (the “Moffett Towers Phase II Property”). The $245.0 million Moffett Towers Phase II Loan Combination is evidenced by three pari passu notes. Only the Note A-1, with an original principal balance of $130.0 million, will be included in the COMM 2013-CCRE7 trust. The Note A-2, with an original principal balance of $57.5 million, and the Note A-3, with an original principal balance of $57.5 million, are not included in the COMM 2013-CCRE7 trust and are expected to be included in future securitizations. The Moffett Towers Phase II Loan has a 10.5-year term and amortizes on a fixed schedule, after an initial six-year interest only period. The fixed schedule results in a 360-month effective amortization period.

The Moffett Towers Phase II Loan accrues interest at a fixed rate equal to 3.80408% and has a cut-off date balance of $130.0 million. The proceeds of the Moffett Towers Phase II Loan Combination, along with a $55.0 million mezzanine loan funded concurrently, were used to retire existing debt of approximately $169.8 million, giving the borrower a return of equity of approximately $104.2 million. Based on the appraised value of $424.5 million as of February 6, 2013, the cut-off date LTV of the Moffett Towers Phase II Loan Combination is 57.7% and the remaining implied equity is $124.5 million. The most recent prior financing of the Moffett Towers Phase II Property was not included in a securitization.

The relationship between the holders of the Note A-1, Note A-2 and Note A-3 are governed by an intercreditor agreement to be described under “Description of the Mortgage Pool―Loan Combinations―The Moffett Towers Phase II Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$130,000,000	$130,000,000	COMM 2013-CCRE7	Yes
Note A-2	$57,500,000	$57,500,000	GACC	No
Note A-3	$57,500,000	$57,500,000	GACC	No
Total	$245,000,000	$245,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$245,000,000	81.7%	Loan Payoff	$169,822,502	56.6%
Mezzanine Loan	$55,000,000	18.3%	Reserves	$22,817,035	7.6%
			Closing Costs	$3,176,647	1.1%
			Return of Equity	$104,183,816	34.7%
Total Sources	$300,000,000	100.0%	Total Uses	$300,000,000	100.0%

The Borrower / Sponsor.    The borrower, MT Lot 3 EFG LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantors are Joseph K. Paul (“Jay Paul”) and the Jay Paul Revocable Living Trust, on a joint and several basis.

Founded by Jay Paul in 1975, the Jay Paul Company is headquartered in San Francisco, California and focuses on the development, acquisition and management of commercial properties in California. Jay Paul Company has developed and acquired in excess of six million square feet of real estate and has closed in excess of $2.5 billion worth of equity and debt financing since 2000. In addition, the Jay Paul Company has over 2.1 million square feet of LEED Certified office space throughout its portfolio.

The Property. The Moffett Towers Phase II Property consists of three, eight-story Class A LEED Certified Gold suburban office buildings totaling 676,598 sq. ft. located in Sunnyvale, California, approximately a half mile north of the intersection of U.S. Highway 101 and State Highway 237. The Moffett Towers Phase II Property, developed by the sponsor in 2009, is part of a larger 1.8 million sq. ft. campus which spans 52 acres and seven office buildings (known generally as “Moffett Towers”) and includes an amenities building which is occupied by the Moffett Towers Club. The Moffett Towers Club is a full-service, 48,000 sq. ft. health and wellness club which is open exclusively to the tenants of Moffett Towers and includes a fitness center, pool, basketball court, spa and café and is not collateral for the Moffett Towers Phase II Loan. There are two separate parking garages for a total of 2,230 parking spaces for a ratio of 3.30 spaces per 1,000 sq. ft which exist for the benefit of tenants of Moffett Towers and are not collateral for the Moffett Towers Phase II

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 57.7% 1.62x 9.2%

 Loan. In addition, the Moffett Towers Phase II Property benefits from access to several bus stops in the immediate area and the Santa Clara Light Rail station, located two blocks to the southeast. As of April 1, 2013, the Moffett Towers Phase II Property is 91.4% occupied by two credit rated tenants.

Environmental Matters. The Phase I environmental report dated March 14, 2013 recommended no further action at the Moffett Towers Phase II Property.

Major Tenants.

HP (393,776 sq. ft., 58.2% of NRA, 59.6% of U/W Base Rent). Hewlett-Packard Company (“HP”) (NYSE: HPQ), rated A-/Baa1/BBB+ by Fitch/Moody’s/S&P, provides one of the most comprehensive portfolios of hardware, software and technology services in the world. Founded in 1939, the company is headquartered in Palo Alto, California with its customer base including individual consumers, small and medium-sized businesses and large enterprises. As of December 31, 2012, HP reported total assets of approximately $108.8 million and net revenues of nearly $120.4 million.

HP’s initial lease commenced in April 2012 with 224,492 sq. ft. at 1140 Enterprise Way and 169,284 sq. ft. at 1160 Enterprise Way and expires March 31, 2023. Base rent was abated for the first 12 months of the initial lease term, which amount was fully reserved for at closing. Payment of base rent commenced on April 1, 2013. HP has a one-time termination option as of April 1, 2020 upon 12 months prior notice with respect to its entire space subject to a termination fee of $10,968,116, which is equal to all unamortized costs plus interest on the cumulative sum of such unamortized costs. HP has one five-year extension option at the greater of the existing base rent or 95% of the fair market value with at least six months prior notice. HP uses its space at the Moffett Towers Phase II Property as its global headquarters for software design and testing.

Amazon (224,492 sq. ft., 33.2% of NRA, 40.4% of U/W Base Rent). Amazon.com, Inc. (“Amazon”) (NASDAQ: AMZN), rated Baa1/AA- by Moody’s/S&P, originally began as an online bookstore in 1995. Today, the website has expanded to offer not only books but also movies, games, music, electronics and other general merchandise categories such as apparel and accessories, auto parts, home furnishings, health and beauty aids, toys and groceries. Amazon’s e-reader, the Kindle Fire HD, was the company’s bestselling product worldwide in 2012. Founded by Jeff Bezos, Bezos still operates as the company’s chairman and CEO and owns nearly 20% of the company. Net sales increased 27.1% year over year from approximately $48.1 billion to $61.1 billion in 2011 to 2012, respectively.

A2Z Development Center, Inc. (“A2Z”) is a subsidiary of Amazon and leases all 224,492 sq. ft. of 1120 Enterprise Way. Amazon provided a parent guaranty for this lease. A2Z’s lease commenced in February 2013 and expires February 29, 2024. A2Z has two seven-year extension options at 100% of the fair market value with at least nine months prior notice and has no termination options. A2Z uses its space at the Moffett Towers Phase II Property for design and product development for the Kindle e-reader. A2Z is waiting delivery of 1100 Enterprise Way, an eight-story building to contain an additional 357,381 sq. ft. and is set for completion in 2014. The addition of this space at the Moffett Towers Phase II Property will increase Amazon’s total presence to 581,873 sq. ft.

The Market.    The Silicon Valley area is home to a large concentration of high-tech manufacturing, software, and research and development firms. The region, which is comprised of San Mateo County and Santa Clara County, has a population of approximately 2.6 million people with an average household income of $112,471, approximately 67.0% above the nationwide average. Silicon Valley is home to 14 of the 2012 Fortune 500 companies, including Apple Inc., Cisco Systems, Google, Oracle Corporation and Hewlett-Packard. The Silicon Valley unemployment rate of 8.7%, as of July 2012, is lower than the State of California’s unemployment rate of 10.7%. Total employment in the Silicon Valley metropolitan statistical area grew by approximately 30,400 jobs from July 2011 to July 2012, and employment is expected to grow at an average annual rate of 2.0% from 2012 to 2016.

The Q4 2012 Sunnyvale submarket Class A direct vacancy rate was 5.5%. The neighboring Mountain View submarket office direct vacancy rate was 3.4%, which has pushed corporate high technology firms such as Apple, Hewlett-Packard, Motorola and Google to expand eastward into the Sunnyvale submarket. Through Q4 2012, overall absorption in the Sunnyvale submarket was approximately 1.2 million sq. ft., lowering the direct vacancy rate in the submarket to 5.5%. As of Q4 2012, Sunnyvale Class A office asking rents averaged $45.12 PSF FSG. The appraiser identified five comparable office tenants, which are presented in the subsequent chart. The appraiser determined market rent for the Moffett Towers Phase II Property to be $39.00 PSF NNN.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 57.7% 1.62x 9.2%

Lease Comparables(1)
Property	Tenant	Location	Year Built	Lease Area (Sq. Ft.)	Base Rent (NNN)	Lease Term (yrs)
Moffett Towers Phase II Property	Various	Sunnyvale, CA	2009	676,598	$32.19	10.9
Sunnyvale Towne Center	Apple, Inc.	Sunnyvale, CA	2010	156,960	$39.00	10.0
Sunnyvale Research Plaza	LinkedIn	Sunnyvale, CA	2014(2)	556,362	$38.52	12.0
Sunnyvale City Center	AppSense, Inc.	Sunnyvale, CA	2002	213,405	$43.20	7.0
Santa Clara Gateway	Global Foundaries	Santa Clara, CA	2013(2)	136,630	$39.00	7.0
Moffett Towers	Plaxo Inc.	Sunnyvale, CA	2008	40,448	$31.80	8.0
(1)	Source: Appraisal
(2)	Property is still under construction but has been pre-leased.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$22,671,741	$33.51
Value of Vacant Space	2,905,886	4.29
Gross Potential Rent	$25,577,626	$37.80
Total Recoveries	5,969,573	8.82
Total Other Income	600,660	0.89
Less: Vacancy(2)	(2,905,886)	(4.29)
Effective Gross Income	$29,241,973	$43.22
Total Operating Expenses	6,745,029	9.97
Net Operating Income	$22,496,944	$33.25
TI/LC	916,365	1.35
Capital Expenditures	135,320	0.20
Net Cash Flow	$21,445,259	$31.70

Average Annual Rent PSF(3)	$32.37

(1)	U/W Base Rent includes $2,658,616 in contractual step rent which represents the straight line average of step rent through the earlier of the termination option or lease term.
(2)	U/W Vacancy represents 9.0% of gross income.
(3)
Average Annual Rent PSF is based on operating statements and occupancy rates provided by the Moffett Towers Phase II Loan borrower. The Moffett Towers Phase II Property was constructed in 2009 and lease up began in April 2012 and has continued into 2013; therefore, historical average annual rent PSF figures are not available.

Property Management.    The Moffett Towers Phase II Property is managed by Paul Holdings, Inc. d/b/a Jay Paul Company, a borrower affiliate.

Lockbox / Cash Management.    The Moffett Towers Phase II Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Moffett Towers Phase II Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) from and after the third anniversary of the loan closing date, if there exists a Low Debt Service Period (as defined herein), (iii) upon the commencement of certain Lease Sweep Periods (as defined herein), or (iv) upon the occurrence of a default under the mezzanine loan.

A “Low Debt Service Period” commences if the debt service coverage ratio, as determined by lender, is less than 1.20x and ends if the debt service coverage ratio, as determined by lender, is at least 1.25x for two consecutive quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 57.7% 1.62x 9.2%

A “Lease Sweep Period” will commence upon the earliest to occur of, among other events, (i) October 1, 2019, (ii) early termination or cancellation of all or a Material Surrender Portion of a Lease Sweep Lease, or (iii) if a non-investment grade tenant ceases operating its business at the Moffett Towers Phase II Property.  A “Lease Sweep Lease” means any of (i) the Amazon lease, (ii) the HP lease for Building F, (iii) the HP lease at Building G, or (iv) any lease which is entered into by the borrower in replacement of any of the Amazon lease or any of the HP leases. A “Material Surrender Portion” means at least 28,000 sq. ft. of space (or if a full floor of space is less than 28,000 sq. ft. of space, a full floor of space) demised under a Lease Sweep Lease.  Beginning with the monthly payment date occurring in October 2019 (or sooner, if a Lease Sweep Period exists), the borrower will be required to deposit all excess cash on a monthly basis into the lease sweep reserve. If the amount of funds on deposit in the lease sweep reserve (together with lease termination payments, if any) equals $15,000,000, then all funds required to be deposited during the Lease Sweep Period will be required to be deposited into a debt service reserve up to a cap (including the amounts in the lease sweep reserve) of $22,500,000. Notwithstanding the foregoing, if a Lease Sweep Period is in effect due solely to the early termination or cancellation of a Material Surrender Portion of a Lease Sweep Lease, the lease sweep and debt service reserve cap will be equal to $33.50 times the number of square feet of affected space.

Initial Reserves.    At or following the closing, the borrower deposited (i) $14,591,980 into the TI/LC reserve, all of which was reserved for outstanding tenant improvements related to the Amazon tenant, (ii) $5,395,525 into a reserve providing funds for TI/LC for the Building G vacant space, and (iii) $2,829,530 into a reserve providing final payment associated with completion of the parking garages on the common areas of the Moffett Towers Phase II Property.

Ongoing Reserves.    In addition to the lease sweeps (as described above), on a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $177,099, into a tax reserve account and (ii) $11,277 into a capital expenditure account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    A $55,000,000 mezzanine loan was funded at closing. The mezzanine loan is coterminous with the Moffett Towers Phase II Loan and accrues interest at a rate of 7.0000% per annum. The mezzanine loan has a 10.5-year term and after a six-year interest only period, amortizes on a fixed schedule, which results in a 360-month effective amortization period.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    After the prepayment lockout expiration date, which is the earlier to occur of (i) two years after the closing date of the securitization which includes the last pari passu note to be securitized and (ii) May 6, 2016, the borrower may obtain the release of one or two of the three buildings at the Moffett Towers Phase II Property in conjunction with a third party sale of such building, provided, among other conditions set forth in the Moffett Towers Phase II Loan documents, (i) no event of default is continuing, (ii) the borrower makes a principal payment equal to the Lender’s Proportionate Share of the greater of (a) 100% of the net sales proceeds of such building being released and (b) 125% of the allocated loan amount for such building (as set forth in the Moffett Towers Phase II Loan documents), (iii) the DSCR of the remaining collateral after giving effect to such release is no less than the greater of (a) the DSCR immediately preceding the sale and (b) 1.1835x, (iv) the LTV of the remaining collateral after giving effect to such release is no greater than the lesser of (a) the LTV immediately preceding the sale and (b) 71.4%. The “Lender’s Proportionate Share” means a fraction, the numerator of which is the then outstanding principal balance of the Moffett Towers Phase II Loan Combination and the denominator of which is the aggregate outstanding principal balances of the Moffett Towers Phase II Loan Combination and the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 57.7% 1.62x 9.2%

Owned Collateral
Moffett Towers
N
MOFFETT PARK DRIVE
PARKING GARAGE
BUILDING A 1000 Enterprise Way
BUILDING B 1030 Enterprise Way
BUILDING C 1050 Enterprise Way
PARKING GARAGE
11TH AVENUE
AMENITIES 1080 Enterprise Way
BUILDING D 1100 Enterprise Way
BUILDING E 1020 Enterprise Way
PARKING GARAGE
BUILDING F 1140 Enterprise Way
BUILDING G 1160 Enterprise Way
PARKING GARAGE

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 57.7% 1.62x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1120, 1140 and 1160 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Moffett Towers Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$130,000,000 57.7% 1.62x 9.2%

CARTIFACT
Moffett Towers Phase II
1120, 1140 and 1160 Enterprise Way
Sunnyvale, CA 94089
San Francisco Bay
Coyote Creek
East Palo Alto
Palo Alto Golf Course
MIDTOWN
Palo Alto
Shoreline Golf Links
The Golf Club at Moffett Field
MOFFETT FEDERAL AIRFIELD
MOFFETT PARK
RENAISSANCE
VTA LIGHT RAIL
Great America
Mission College
BAYSHORE FWY
ALMA ST
EL CAMINO REAL
MONTA LOMA
San Antonio Center
CENTRAL EXPY
Alta Mesa Cemetery
Mountain View
SUNNYVALE
SCOTT BLVD
CENTRAL EXPY
Sunnyvale Town Center
CALTRAIN
CUERNAVACA
N SAN ANTONIO RD
S EL MONTE AVE
Los Altos Hills
El Camino Hospital
Las Palmas Park
PONDEROSA PARK
Santa Clara
EL CAMINO REAL
Foothill College
FOOTHILL EXPY
Los Altos
Los Altos Golf & Country Club
S MARY AVE
HOLLENBECK AVE
SUNNYVALE SARATOGA RD
LAWRENCE EXPY
SAN TOMAS EXPY
Central Park
Santa Clara Catholic Cemetery
Rancho San Antonio Open Space
Apple HQ
JUNIPERO SERRA FWY
Cupertino
Vallco Mall
STEVENS CREEK BLVD
De Anza College
Westfield Valley Fair
BOLLINGER RD
DE ANZA BLVD
LYNHAVEN
SARATOGA AVE
W HAMILTON AVE
Westgate Mall
Campbell
W CAMPBELL AVE
QUITO RD
Saratoga
101
237
82
85
280
Novato
Vallejo
San Pablo Bay
San Rafael
Richmond
Concord
Pittsburg
Antioch
Walnut Creek
Berkeley
Oakland
Alameda
San Francisco
PACIFIC OCEAN
Castro Valley
South San Francisco
Hayward
Pleasanton
Union City
Pacifica
San Mateo
Fremont
Half Moon Bay
Redwood City
Palo Alto
Mountain View
Milpitas
Santa Clara
Sunnyvale
San Jose
Cupertino

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3800 U.S. Highway 98 North Lakeland, FL 33809	Collateral Asset Summary – Loan No. 2 Lakeland Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 73.7% 1.74x 10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3800 U.S. Highway 98 North Lakeland, FL 33809	Collateral Asset Summary – Loan No. 2 Lakeland Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 73.7% 1.74x 10.7%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Super Regional Mall
Sponsor:	Rouse Properties, Inc.		Collateral:	Fee Simple
Borrower:	Lakeland Square Mall, LLC		Location:	Lakeland, FL
Original Balance:	$70,000,000		Year Built / Renovated:	1988 / 2004
Cut-off Date Balance:	$70,000,000		Total Sq. Ft.:	883,290
% by Initial UPB:	7.5%		Total Collateral Sq. Ft.(4):	535,937
Interest Rate:	4.17371%		Property Management:	Self-managed
Payment Date:	6th of each month		Underwritten NOI(5):	$7,480,327
First Payment Date:	May 6, 2013		Underwritten NCF:	$7,105,171
Maturity Date:	April 6, 2023		Appraised Value:	$95,000,000
Amortization:	360 months		Appraisal Date:	February 4, 2013
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)		Historical NOI(5)
Lockbox / Cash Management:	Hard / Springing		Most Recent NOI:	$5,573,726 (T-12 November 30, 2012)
			2011 NOI:	$5,587,137 (December 31, 2011)
Reserves(1)			2010 NOI:	$5,610,156 (December 31, 2010)
	Initial	Monthly	2009 NOI:	$6,825,828 (December 31, 2009)
Taxes:	$337,500	$56,250
Insurance:	$0	Springing	Historical Occupancy(4)(6)
Replacement:	$0	$8,909	Current Occupancy:	93.6% (December 31, 2012)
TI/LC:	$0	$22,272	2011 Occupancy:	93.4% (December 31, 2011)
Required Repairs:	$134,838	NAP	2010 Occupancy:	88.4% (December 31, 2010)
Tenant Specific Reserves(2):	$8,373,035	$0	2009 Occupancy:	86.9% (December 31, 2009)
Major Tenant Reserve:	$0	Springing
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Tenant Specific Reserves include: (i) $5,814,000 in reserves related to Cinemark, (ii) $2,140,000 in reserves related to Sports Authority, (iii) $247,500 in reserves related to Payless, (iv) $171,535 in reserves related to PS From Aero. See “Initial Reserves” herein.
(3)   Based on Total Collateral Sq. Ft. of 535,937.
(4)   Excludes Sears (156,020 sq. ft.), Macy’s (101,333 sq. ft.), and Dillard’s (90,000 sq. ft.), which are non-collateral anchors.
(5)   The decrease in NOI from 2009 to 2010 was primarily the result of tenant leases expiring and being replaced or renewed at lower rental rates and existing tenants negotiating rent relief, consistent with broader market dynamics at the time. Cash flows remained stable from 2010 through November 2012, with the Underwritten NOI increase reflecting the acquisition of the Burlington Coat Factory space, which has been a tenant at the property since 2007, and the addition of the new Sports Authority and Cinemark leases. Sports Authority and Cinemark are expected to occupy their respective spaces in the former Dillard’s Men and Home Store box and commence rental payments by October 2013. Such spaces have been delivered to tenants with remaining borrower obligations reserved for under the Lakeland Square Mall Loan documents.
(6)   Current Occupancy is 93.6% based on Total Collateral Sq. Ft. of 535,937 and includes Sports Authority (41,712 sq. ft.) and Cinemark (47,166 sq. ft.), which have both executed leases but are not yet open for business. Reserves were established at closing to cover one year of estimated rent and reimbursements and outstanding tenant improvement obligations for each tenant. Current Occupancy based on Total Sq. Ft. of 883,290 is 96.1%. Historical occupancy includes the Burlington Coat Factory anchor space, which was purchased by the sponsor in March 2013.

Financial Information
Cut-off Date Balance / Sq. Ft.(3):	$131
Balloon Balance / Sq. Ft.(3):	$104
Cut-off Date LTV:	73.7%
Balloon LTV:	58.9%
Underwritten NOI DSCR:	1.83x
Underwritten NCF DSCR:	1.74x
Underwritten NOI Debt Yield:	10.7%
Underwritten NCF Debt Yield:	10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3800 U.S. Highway 98 North Lakeland, FL 33809	Collateral Asset Summary – Loan No. 2 Lakeland Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 73.7% 1.74x 10.7%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF	Total Sales (000s)(3)	Sales PSF(3)	Occupancy Cost (% of Sales)(3)

Non-Collateral Anchors
Sears	B/B2/CCC+	156,020	NAP	NAP	NAP	$17,000	$109	NAP
Macy’s	NR/Baa3/BBB	101,333	NAP	NAP	NAP	$9,000	$89	NAP
Dillard’s	BBB-/B1/BB+	90,000	NAP	NAP	NAP	$10,000	$111	NAP
Total		347,353				$36,000	$104

Collateral Anchor
JC Penney	NR/NR/CCC+	104,113	19.4%	11/30/2015	$4.38	$15,251	$146	3.3%
Burlington Coat Factory	NR/NR/NR	82,245	15.3%	1/31/2018	$8.22	$8,000	$97	9.1%
Subtotal		186,358	34.8%			$23,251	$125

Major Tenants (> 10,000 sq. ft.)
Cinemark(4)	NR/NR/BB-	47,166	8.8%	9/30/2028	$12.50	NAP	NAP	NAP
Sports Authority(4)	NR/NR/NR	41,712	7.8%	1/31/2024	$8.00	NAP	NAP	NAP
Rainbow	NR/NR/NR	15,482	2.9%	1/31/2018	$4.91	$728	$47	10.4%
Old Navy(5)	NR/NR/NR	14,516	2.7%	1/31/2014	$10.43	$3,029	$209	5.0%
Foot Locker	NR/Ba3/BB+	10,304	1.9%	1/31/2014	$5.25	$2,086	$202	2.6%
Subtotal		129,180	24.1%			$5,843	$145

In-line Tenants (<10,000 sq. ft.)		185,929	34.7%		$28.47	$44,978	$339	12.7%

Total Occupied Collateral		501,467	93.6%

Vacant		34,470	6.4%
Total Collateral		535,937	100.0%

(1)	Based on rent roll as of December 31, 2012.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)
Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) for Sears, Macy’s, Dillard’s, and Burlington Coat Factory are 2012 estimates provided by the borrower. Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) for JC Penney are provided by the borrower as of October 31, 2012. Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) for all other tenants are provided by the borrower as of January 31, 2013 and only include tenants which reported sales for a minimum of 12 months (71.3% of occupied in-line space). In-line sales and occupancy costs shown above include food court and kiosk tenants.

(4)
Cinemark and Sports Authority executed leases in July 2012 and August 2012, respectively, and are expected to occupy the former Dillard’s Men and Home Store box and commence rental payments by October 2013. Reserves were established at closing to cover one year of estimated rent and reimbursements and outstanding tenant improvement obligations for each tenant.

(5)	Old Navy Annual U/W Base Rent PSF is calculated as 5.0% of gross sales per its original lease, dated December 6, 1999.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3800 U.S. Highway 98 North Lakeland, FL 33809	Collateral Asset Summary – Loan No. 2 Lakeland Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 73.7% 1.74x 10.7%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	3,346	0.6%	3,346	0.6%	$18.31	0.8%	0.8%
2013	14	17,763	3.3%	21,109	3.9%	$22.52	5.3%	6.2%
2014	22	68,386	12.8%	89,495	16.7%	$15.50	14.2%	20.3%
2015	9	119,345	22.3%	208,840	39.0%	$10.78	17.2%	37.5%
2016	5	13,636	2.5%	222,476	41.5%	$16.38	3.0%	40.5%
2017	16	47,374	8.8%	269,850	50.4%	$30.94	19.6%	60.1%
2018	6	108,918	20.3%	378,768	70.7%	$9.81	14.3%	74.4%
2019	4	4,137	0.8%	382,905	71.4%	$46.26	2.6%	77.0%
2020	1	885	0.2%	383,790	71.6%	$74.31	0.9%	77.9%
2021	4	15,164	2.8%	398,954	74.4%	$27.78	5.6%	83.5%
2022	2	4,802	0.9%	403,756	75.3%	$32.00	2.1%	85.5%
2023	3	8,833	1.6%	412,589	77.0%	$17.91	2.1%	87.7%
Thereafter	2	88,878	16.6%	501,467	93.6%	$10.39	12.3%	100.0%
Vacant	NAP	34,470	6.4%	535,937	100.0%	NAP	NAP

Total / Wtd. Avg.(3)	90	535,937	100.0%			$14.91	100.0%
(1)	Based on rent roll as of December 31, 2012.
(2)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(3)	Total / Wtd. Avg. excludes non-collateral anchors Macy’s, Sears and Dillard’s.

The Loan.  The Lakeland Square Mall loan (the “Lakeland Square Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a portion of a single-story super regional mall located in Lakeland, Florida.  Lakeland Square Mall is an 883,290 sq. ft. mall with five anchor tenants (the “Lakeland Square Mall Property”).   The collateral for the loan totals 535,937 sq. ft. and includes the owned JC Penney and Burlington Coat Factory anchors and all in-line stores.  The three additional anchor tenants at the mall are Sears, Macy’s and Dillard’s (non-owned and not part of collateral).

The Lakeland Square Mall Loan has an original principal balance of $70.0 million, has a 10-year term and amortizes on a 30-year schedule. The Lakeland Square Mall Loan accrues interest at a fixed rate equal to 4.17371% and has a cut-off date balance of $70.0 million. Loan proceeds were used to retire existing debt of approximately $51.2 million, acquire the Burlington Coat Factory anchor space for $7.0 million, fund reserves of approximately $8.8 million, fund closing costs of approximately $0.5 million and return approximately $2.5 million of equity to the borrower. Based on the appraised value of $95.0 million as of February 4, 2013, the cut-off date LTV is 73.7% with remaining implied equity of $25.0 million. The most recent prior financing of the Lakeland Square Mall Property was included in the MSC 2004-TOP13 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$70,000,000	100.0%	Loan Payoff	$51,157,250	73.1%
			Acquisition (Burlington Coat Factory anchor space)	$7,000,000	10.0%
			Reserves	$8,845,373	12.6%
			Closing Costs	$505,421	0.7%
			Return of Equity	$2,491,956	3.6%
Total Sources	$70,000,000	100.0%	Total Uses	$70,000,000	100.0%

The Borrower / Sponsor.  The borrower, Lakeland Square Mall, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Rouse Properties, Inc. (“Rouse”). In January 2012, Rouse (NYSE: RSE) was spun off from General Growth Properties Inc. (NYSE: GGP) and is now a publicly traded real estate investment trust (REIT). Focused on the management

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3800 U.S. Highway 98 North Lakeland, FL 33809	Collateral Asset Summary – Loan No. 2 Lakeland Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 73.7% 1.74x 10.7%

and acquisition of regional malls, Rouse is among the largest mall owners in the United States, with a portfolio of 32 regional malls encompassing approximately 22.5 million sq. ft., located in 20 states from California to New Hampshire.

As of March 28 2013, Rouse had a total market capitalization of approximately $905.0 million. For the trailing 12 months ending December 31, 2012, Rouse reported consolidated total revenues of approximately $234.0 million and total assets of approximately $1.9 billion.

The Property.  The Lakeland Square Mall Property consists of a single-level, enclosed super regional mall containing 883,290 sq. ft. of total leasable area, 535,937 sq. ft. of which is collateral for the Lakeland Square Mall Loan.  Located at the junction of Interstate 4 (which connects Orlando and Tampa) and U.S. Highway 98 North in Lakeland, Florida, the shopping mall was constructed in 1988 and renovated in 2004. The Lakeland Square Mall Property is the only regional enclosed mall within a 30-mile radius and is the dominant shopping destination in the trade area. In March 2012, Rouse purchased the former Dillard’s Men and Home Store box for approximately $3.0 million and an additional $9.8 million is being spent in renovation costs to prepare it for occupancy by Cinemark and Sports Authority, which executed leases in 2012. Under the new Cinemark NextGen concept, the 12-screen theatre will offer stadium seating, wall-to-wall screens, 100% digital projection and enhanced sound systems. In particular, this location will be the first Cinemark in the Central Florida area to offer the new Cinemark XD Extreme Digital Cinema auditorium, containing ceiling-to-floor screens, plush seating and 3-D screenings. In addition, JC Penney completed an interior remodel in 2012 to adopt the new-concept model, which included a new floor plan, fixtures, tile, painting and lighting.

The Lakeland Square Mall Property contains five anchor tenants including collateral tenants JC Penney and Burlington Coat Factory as well as Sears, Macy’s and Dillard’s (not part of collateral).  Major collateral tenants include Cinemark, Sports Authority, Rainbow, Foot Locker and Old Navy.  The Lakeland Square Mall Property is occupied by 83 in-line tenants, none of which account for more than 1.5% of the total owned net rentable area.  National in-line tenants include Aeropostale, American Eagle Outfitters, Bath & Body Works, Finish Line, Gamestop, Hollister Co. and Victoria’s Secret. The Lakeland Square Mall Property has shown strong leasing activity with six of the seven recent in-line lease expirations being renewed at equal or higher rents, and the seventh replaced by national tenant Crazy 8. Additionally, five new leases were executed in 2013.

As of December 31, 2012, the Lakeland Square Mall Property was 93.6% occupied based on owned collateral and 96.1% occupied based on total square footage. As of January 31, 2012, in-line tenants in occupancy that reported sales for a minimum of 12 months reported annual sales of $339 PSF and an occupancy cost of 12.7%.  In-line tenant sales at the Lakeland Square Mall Property have increased year over year since 2009 as shown in the table below:

Historical Sales PSF(1)
	2009	2010	2011	T-12 1/31/2013(2)
JC Penney	$139	$116	$146	$146
Old Navy	$221	$238	$205	$209
Foot Locker	$166	$169	$183	$202

In-line Tenants(3)	$281	$301	$312	$339
(1)	Historical Sales PSF are based on historical operating statements provided by the borrower.
(2)	JC Penney sales are provided by the borrower as of October 31, 2012.
(3)
In-line tenant sales include all tenants occupying less than 10,000 sq. ft. which have been in occupancy and reported sales for a minimum of 12 months (71.3% of occupied in-line space). In-line tenant sales shown above include food court and kiosk tenants.

Environmental Matters.  The Phase I environmental reports dated February 11, 2013 and March 18, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the Lakeland Square Mall Property, which is already in place. The March 18, 2013 report was conducted in conjunction with the acquisition of the Burlington Coat Factory space.

The Market.  The Lakeland Square Mall Property is located in Lakeland, Florida within Polk County. The Lakeland Square Mall Property is accessible via U.S. Highway 98 North, the major thoroughfare connecting various towns within Polk County, and I-4, the major interstate in the area with direct access to Tampa and Orlando. The unemployment rate has fallen by 1.4% since January 2012, which is three times greater than the decline in the national unemployment rate. Steady improvement in the private service sector has driven sales tax revenue growth to outpace the state average in 11 of the past 12 months. In addition, Lakeland is the headquarters for Florida’s largest private employer, Publix Super Markets.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3800 U.S. Highway 98 North Lakeland, FL 33809	Collateral Asset Summary – Loan No. 2 Lakeland Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 73.7% 1.74x 10.7%

Between 2000 and 2012, the population within a seven-mile radius around the Lakeland Square Mall Property increased at a compound rate of 1.63%, resulting in a current population of approximately 169,000 individuals. Average household income within the same radius in 2012 was $51,328.

The appraiser analyzed a set of six comparable super regional malls, regional malls and lifestyle centers within the region proximate to the Lakeland Square Mall Property.  The comparables have occupancies ranging from 90.0% to 96.0% with an average occupancy of 95.0%.  The appraiser’s competitive set compared to the Lakeland Square Mall Property is detailed below:

Competitive Set (1)
Name	Lakeland Square Mall	Lakeside Village	Westfield Brandon Mall	Florida Mall	International Plaza	Mall at Millenia	Eagle Ridge Mall
Distance from Subject	NAP	8.2 miles	29.8 miles	47.2 miles	38.3 miles	47.2 miles	30.2 miles
City, State	Lakeland, FL	Lakeland, FL	Brandon, FL	Orlando, FL	Tampa, FL	Orlando, FL	Davenport, FL
Property Type	Super Regional Mall	Lifestyle Center	Super Regional Mall	Super Regional Mall	Super Regional Mall	Super Regional Mall	Regional Mall
Year Built / Renovated	1988 / 2004	2005 / NAP	1995 / 2007	1986 / 2001, 2008	2001/ 2005	2002 / NAP	1996 / 2000
Total Occupancy(2)	96.1%	94.0%	95.0%	96.0%	95.0%	96.0%	90.0%
Anchor Size (Sq. Ft.)(2)	533,711	197,317	619,715	1,092,465	619,715	600,000	416,459
Total Size (Sq. Ft.)(2)	883,290	470,535	1,154,486	1,776,644	1,174,565	1,200,000	708,548
Anchors / Major Tenants	Sears, JC Penney, Macy’s, Dillard’s, Burlington Coat Factory, Cinemark, Sports Authority	Cobb Theatres, Belk, Kohl’s	Dillard’s, Macy’s, JC Penney, Sears	Dillard’s, JC Penney, Macy’s, Sears, Nordstrom, Saks Fifth Avenue	Dillard’s, Neiman Marcus, Nordstrom, Forever XXI	Bloomingdale’s, Macy’s, Neiman Marcus	Dillard’s, Sears, JC Penney
(1)	Source: Appraisal
(2)	Total Occupancy, Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) for the Lakeland Square Mall Property are based on the entire mall square footage of 883,290 as of December 31, 2012.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 11/30/2012	U/W	U/W PSF
Base Rent(1)	$4,519,708	$4,529,817	$4,653,539	$6,557,962	$12.24
Value of Vacant Space	0	0	0	767,590	1.43
Gross Potential Rent	$4,519,708	$4,529,817	$4,653,539	$7,325,552	$13.67
Total Recoveries(2)	2,013,107	2,061,917	1,973,242	2,530,352	4.72
Total % Rents	585,774	669,310	686,802	686,802	1.28
Total Other Income	1,505,715	1,472,960	1,384,555	1,358,846	2.54
Less: Vacancy & Credit Loss(3)	0	0	0	(767,590)	(1.43)
Effective Gross Income	$8,624,304	$8,734,004	$8,698,138	$11,133,962	$20.77
Total Operating Expenses	3,014,148	3,146,867	3,124,412	3,653,634	6.82
Net Operating Income	$5,610,156	$5,587,137	$5,573,726	$7,480,327	$13.96
TI/LC	0	0	0	267,969	0.50
Capital Expenditures	0	0	0	107,187	0.20
Net Cash Flow	$5,610,156	$5,587,137	$5,573,726	$7,105,171	$13.26
(1)
U/W Base Rent includes $129,404 in contractual rent steps through March 1, 2014, $301,452 in downward occupancy cost adjustments, $675,848 attributable to the recently acquired Burlington Coat Factory anchor space, $363,120 attributable to executed leases signed in 2013 and $923,271 attributed to Cinemark and Sports Authority, which executed leases in 2012 and are expected to occupy the former Dillard’s Men and Home Store box and commence rental payments by October 2013. Reserves were established at closing to cover one year of estimated rent and reimbursements and outstanding tenant improvement obligations for Cinemark and Sports Authority.

(2)	U/W Total Recoveries adjusted accordingly based on contractual lease obligations and underwritten expenses.
(3)
U/W Vacancy & Credit Loss of $767,590 is based on an economic vacancy of 6.4% of gross revenue.  The Lakeland Square Mall Property was 93.6% physically occupied based on owned collateral as of December 31, 2012, in line with the competitive set average of 95.0%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3800 U.S. Highway 98 North Lakeland, FL 33809	Collateral Asset Summary – Loan No. 2 Lakeland Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 73.7% 1.74x 10.7%

Property Management.  The Lakeland Square Mall Property is self-managed by the sponsor.

Lockbox / Cash Management.  The Lakeland Square Mall Loan is structured with a hard lockbox and springing cash management. In place cash management is required (i) during an event of default, (ii) if, after the end of two consecutive calendar quarters, the borrower fails to maintain a debt service coverage ratio of 1.15x, until the debt service coverage ratio is at least equal to 1.20x for two consecutive calendar quarters, (iii) upon the occurrence of (a) certain bankruptcy or insolvency events with respect to the property manager, or (b) the instituting of any proceeding against the property manager seeking liquidation of its assets, in the case of (a) and (b) until such time that the event is terminated or (iv) during a Lease Sweep Period. In addition, a full excess cash sweep will be required at such time that cash management is in place as a result of clause (i), (ii) or (iii) above.

A “Lease Sweep Period” will commence on the first payment date following: the date by which (i) a tenant under a Major Lease is required to give notice of its intent not to exercise a renewal option, (ii) any Major Lease is surrendered, canceled or terminated prior to its then current expiration date, (iii) any tenant under a Major Lease discontinues or gives notice that it intends to discontinue its business, unless the tenant has an investment grade rating, (iv) an event of default under any Major Lease or (v) (a) certain bankruptcy or insolvency events with respect to any tenant under a Major Lease has been instituted or (b) any proceeding against or with respect to any tenant under a Major Lease seeking liquidation of its assets has been instituted.  A Lease Sweep Period will end (x) in connection with the Cinemark, Sports Authority, JC Penney or Burlington Coat Factory leases, when an amount equal to $5.00 (or in the case of Burlington Coat Factory, $10.00) PSF of the related space has been accumulated in the major tenant reserve fund (as described under “Ongoing Reserves”) or (y) (a) with respect to clauses (i), (ii) or (iii) above, the Major Lease has been renewed and sufficient funds have been accumulated into the related reserve fund for anticipated expenses of such renewal or an approved replacement lease has been entered into and all related leasing expenses have been paid, (b) with respect to clause (iv) above, the subject tenant default has been cured, or (c) with respect to a Lease Sweep Period caused by a matter described in clause (v) above, the applicable event has terminated and the applicable Major Lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to lender.

A “Major Lease” is any lease which covers 25,000 or more rentable square feet, including the JC Penney lease, Burlington Coat Factory lease, Cinemark lease, Sports Authority lease or any future lease equal to or greater than 25,000 sq. ft.

Initial Reserves.  At closing, the borrower deposited (i) $337,500 into a tax reserve account, (ii) $134,838 into an immediate repairs reserve account, (iii) $5,814,000 into a Cinemark reserve account with $731,000 estimated rent and reimbursements for the first year of occupancy and $5,083,000 for outstanding tenant improvement and leasing commission costs, (iv) $2,140,000 into a Sports Authority reserve account with $440,000 for estimated rent and reimbursements for the first year of occupancy and $1,700,000 for outstanding tenant improvement costs, (v) $247,500 into a Payless reserve for outstanding tenant improvement costs and (vi) $171,535 into a PS From Aero reserve account for outstanding tenant improvement costs.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $56,250 (exclusive of the portion of real estate taxes attributed to the Burlington Coat Factory space), (ii) $8,909 into a replacement reserve, subject to a cap of $275,000 and (iii) $22,272 into a TI/LC reserve account, subject to a cap of $267,265. Notwithstanding the foregoing, if the Burlington Coat Factory tenant fails to pay its portion of taxes directly to the taxing authority, the monthly tax reserve deposit will increase to incorporate the additional tax amount. Additionally, the borrower will be required to deposit monthly insurance reserves upon (i) an event of default or (ii) failure by the borrower to maintain insurance under a blanket insurance policy.

Major Tenant Reserve Fund: Upon the occurrence of any Lease Sweep Period (provided that no other event requiring an excess cash sweep is continuing, in which case all excess cash flow is swept to a collateral account), the Lakeland Square Mall Loan documents require the borrower to make monthly payments from and to the extent there is excess cash flow, of (i) $86,761 if the Major Lease is the JC Penney lease, (ii) $39,305 if the Major Lease is the Cinemark lease, (iii) $23,173 if the Major Lease is the Sports Authority lease or (iv) $68,268 if the Major Lease is the Burlington Coat Factory lease, into a major tenant reserve fund, until such time that the Lease Sweep Period has terminated (as described in the Lockbox / Cash Management section above).

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3800 U.S. Highway 98 North Lakeland, FL 33809	Collateral Asset Summary – Loan No. 2 Lakeland Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 73.7% 1.74x 10.7%

sears
macy's
Dillard's
OLD NAVY
Foot Locker
HOLLISTER
fye
PLACE
THE BODY SHOP
ZALES
AÉROPOSTALE
K.A.Y.
HOT TOPIC
CHAMPS
Finish Line
VICTORIA'S SECRET
jcpenney
Burlington
SPORTS AUTHORITY
CINEMARK
Anchor / Major
Non Anchor / In-line
Executed Lease
Vacant
Not Part of Collateral

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3800 U.S. Highway 98 North Lakeland, FL 33809	Collateral Asset Summary – Loan No. 2 Lakeland Square Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 73.7% 1.74x 10.7%

Lakeland Square Mall
3800 U.S. Highway 98 North
Lakeland, FL 33809
Shoppes of Lakeland
Sandpiper Golf And Country Club
Golf Club At Bridgewater
Lake Gibson
Wedgewood Golf Club
Highland Fairways Golf Course
KNIGHTS STATION RD
KATHLEEN RD
N GALLOWAY RD
N SOCRUM LOOP RD
LAKELAND HILLS BLVD
Lake Parker Park
Joker Marchant Stadium
WEBSTER PARK NORTH
LAKESHORE
Lake Parker
KATHLEEN
PAUL A DIGGS
W 10TH ST
Lakeland Regional Medical Center
JEWEL AVENUE
WEBSTER PARK SOUTH
W MEMORIAL BLVD
LAKELAND
SHORE ACRES
E MEMORIAL BLVD
Lone Palm Golf Club
Lake Bonnet
DOWNTOWN
S LAKE PARKER AVE
S FLORIDA AVE
Lake Morton
LIME STREET
Lake Bonny Park
Lake Bonny
S COMBEE RD
WESTGATE
NEW TAMPA HWY
Lake Hunter
CENTRAL AVENUE
Florida Southern College
BARTOW RD
DIXIELAND
Southeastern University
ARIANA ST
Lake Hollingsworth
BEACON HILL
W BEACON RD
HARDEN BLVD
SOUTHWEST
Grasslands Golf And Country Club
POLK PARKWAY
Publix Corp. Headquarters
LAKELAND LINDER REGIONAL AIRPORT
98
700
35
400
4
33
92
37
563
570
Bushnell
Brooksville
Spring Hill
Dade City
New Port Richey
Zephyrhills
Groveland
Ocoee
Orlando
Kissimmee
Four Corners
Poinciana
Davenport
Haines City
Winter Haven
Thonotosassa
Lakeland
Plant City
Palm Harbor
Tampa
Clearwater
Largo
Brandon
Riverview
Bartow
Lake Wales
St. Petersburg
Fort Meade
Parrish
Bradenton
Avon Park
Wauchula
Sebring
Sarasota
CARTIFACT
MAP © 2013 CARTIFACT · DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

California, Washington, Oregon	Collateral Asset Summary – Loan No. 3 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,781,151 68.2% 1.73x 12.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 3 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,781,151 68.2% 1.73x 12.3%

Mortgage Loan Information			Property Information
Loan Seller:		CCRE	Single Asset / Portfolio:	Portfolio of 11 properties
Loan Purpose:		Refinance	Property Type:	Extended Stay Hospitality
Sponsor(1):		Six funds controlled by Starwood	Collateral:	Fee Simple
		Capital Group, on a joint and several	Location:	California, Washington, Oregon
		basis	Year Built / Renovated:	1997-2000 / Various
Borrower(1):		Various	Rooms:	1,277
Original Balance(2):		$60,000,000	Property Management:	Larkspur Hotel Management
Cut-off Date Balance(2):		$59,781,151		Company, LLC
% by Initial UPB:		6.4%	Underwritten NOI:	$17,137,303
Interest Rate:		4.9585%	Underwritten NCF:	$15,552,787
Payment Date:		6th of each month	Appraised Value:	$204,500,000
First Payment Date:		February 6, 2013	Appraisal Date:	December 2012
Maturity Date:		January 6, 2018
Amortization:		360 months	Historical NOI
Additional Debt(2):		$79,708,202 Pari Passu Debt	Most Recent NOI:	$17,901,141 (T-12 February 28, 2013)
Call Protection(3):		L(23), YM1(33), O(4)	2011 NOI:	$14,006,420 (December 31, 2011)
Lockbox / Cash Management:		Hard / Springing	2010 NOI:	$10,113,205 (December 31, 2010)
			2009 NOI:	$8,293,279 (December 31, 2009)
Reserves(4)
	Initial	Monthly	Historical Occupancy
Taxes:	$257,883	$125,683	Current Occupancy:	79.6% (February 28, 2013)
Insurance:	$0	Springing	2011 Occupancy:	75.4% (December 31, 2011)
FF&E:	$0	1/12 of 4.0% of annual gross	2010 Occupancy:	68.5% (December 31, 2010)
		revenues	2009 Occupancy:	60.9% (December 31, 2009)

(1)    See “The Borrower / Sponsor” herein for a description of the borrowers and sponsors.
(2)    The Original Balance and Cut-off Date Balance of $60.0 million and $59.8 million, respectively, represent the non-controlling Note A-2 of a $140.0 million loan combination evidenced by two pari passu notes.  The pari passu companion loan is comprised of Note A-1, with an original principal amount of $80.0 million and was securitized in the COMM 2013-CCRE6 trust.  For additional information on the pari passu companion loan, see “The Loan” herein.
(3)   See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   DSCR, LTV, Debt Yield and Balance / Room calculations are based on the aggregate Larkspur Landing Loan Combination.

Financial Information(5)
Cut-off Date Balance / Room:		$109,232
Balloon Balance / Room:		$101,038
Cut-off Date LTV:		68.2%
Balloon LTV:		63.1%
Underwritten NOI DSCR:		1.91x
Underwritten NCF DSCR:		1.73x
Underwritten NOI Debt Yield:		12.3%
Underwritten NCF Debt Yield:		11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 3 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,781,151 68.2% 1.73x 12.3%

Portfolio Summary
Property	Location	# of Rooms	Year Built / Renovated	Allocated Loan Amount(1)	Appraised Value	Occupancy(2)
Larkspur Landing Sunnyvale	Sunnyvale, CA	126	1999 / 2008	$21,700,000	$30,800,000	84.2%
Larkspur Landing Hillsboro	Hillsboro, OR	124	1997 / NAP	$17,250,000	$24,500,000	81.7%
Larkspur Landing Milpitas	Milpitas, CA	124	1998 / 2011	$17,000,000	$24,300,000	87.2%
Larkspur Landing Campbell	Campbell, CA	117	2000 / NAP	$15,500,000	$21,900,000	83.8%
Larkspur Landing S. San Francisco	S. San Francisco, CA	111	1999 / 2012	$14,700,000	$21,000,000	84.2%
Larkspur Landing Bellevue	Bellevue, WA	126	1998 / NAP	$12,560,000	$18,200,000	79.8%
Larkspur Landing Renton	Renton, WA	127	1998 / NAP	$11,500,000	$16,800,000	77.2%
Larkspur Landing Pleasanton	Pleasanton, CA	124	1997 / 2011	$11,040,000	$16,000,000	76.9%
Larkspur Landing Sacramento	Sacramento, CA	124	1998 / NAP	$9,610,000	$14,000,000	71.5%
Larkspur Landing Folsom	Folsom, CA	84	1999 / 2010	$7,120,000	$10,500,000	75.6%
Larkspur Landing Roseville	Roseville, CA	90	1999 / 2010	$2,020,000	$6,500,000	70.3%
Total / Wtd. Avg.		1,277		$140,000,000	$204,500,000	79.6%
(1)	Allocated Loan Amount based on the original balance of the Larkspur Landing Loan Combination.
(2)	Occupancy based on the borrowers’ trailing twelve operating statements as of February 28, 2013.

Historical Occupancy, ADR, RevPAR(1)
	2010			2011			T-12 2/28/2013
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Larkspur Landing Sunnyvale	75.9%	$113.01	$85.77	81.8%	$118.93	$97.28	84.2%	$132.41	$111.48
Larkspur Landing Hillsboro	66.8%	$88.02	$58.79	83.7%	$90.70	$75.92	81.7%	$103.20	$84.34
Larkspur Landing Milpitas	84.9%	$91.08	$77.33	85.7%	$104.04	$89.16	87.2%	$116.87	$101.91
Larkspur Landing Campbell	70.7%	$97.54	$68.96	80.2%	$103.30	$82.85	83.8%	$114.13	$95.58
Larkspur Landing S. San Francisco	78.4%	$87.46	$68.57	76.4%	$100.51	$76.79	84.2%	$127.70	$107.47
Larkspur Landing Bellevue	68.0%	$85.71	$58.27	67.6%	$90.78	$61.37	79.8%	$98.61	$78.66
Larkspur Landing Renton	61.1%	$93.05	$56.82	75.7%	$88.31	$66.85	77.2%	$95.85	$74.03
Larkspur Landing Pleasanton	54.3%	$80.54	$43.73	74.4%	$80.23	$59.69	76.9%	$92.34	$70.98
Larkspur Landing Sacramento	63.4%	$99.79	$63.24	66.6%	$101.36	$67.50	71.5%	$99.67	$71.26
Larkspur Landing Folsom	71.9%	$102.30	$73.56	69.1%	$105.46	$72.88	75.6%	$107.77	$81.47
Larkspur Landing Roseville	57.4%	$84.83	$48.65	62.5%	$86.17	$53.85	70.3%	$88.89	$62.48
Total / Wtd. Avg.	68.5%	$93.01	$64.01	75.4%	$97.30	$73.62	79.6%	$107.25	$85.88
(1)	Source: Borrower provided operating statements.

The Loan.    The Larkspur Landing Hotel Portfolio loan (the “Larkspur Landing Loan”) is a fixed rate loan secured by the borrowers’ fee simple interests in 11 Larkspur Landing-branded, extended stay hotel properties located in California, Washington and Oregon (the “Larkspur Landing Properties”)  with an original principal balance of $60.0 million. The Larkspur Landing Loan of $60.0 million represents the non-controlling Note A-2 of a $140.0 million loan combination that is evidenced by two pari passu notes (collectively, the “Larkspur Landing Loan Combination”).  Only the $60.0 million non-controlling Note A-2 will be included in the COMM 2013-CCRE7 trust.  The Note A-1, with an original principal balance of $80.0 million, was securitized in the COMM 2013-CCRE6 trust. The Larkspur Landing Loan has a five-year term and amortizes on a 30-year schedule.  The Larkspur Landing Loan accrues interest at a fixed rate equal to 4.9585% and has a cut-off date balance of approximately $59.8 million.  Larkspur Landing Loan Combination proceeds, along with borrower equity of approximately $14.6 million and the conversion of a $24.68 million portion of an outstanding mezzanine loan into a preferred equity interest were used to retire existing debt of approximately $175.8 million, pay closing costs and fund initial reserves. Based on the appraised value of $204.5 million as of December 2012, the cut-off date LTV is 68.2% with remaining implied equity of approximately $65.0 million.  The most recent financing of the Larkspur Landing Properties included a senior mortgage of approximately $75.4 million, which was included in the BALL 2007-BMB1 transaction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 3 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,781,151 68.2% 1.73x 12.3%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$140,000,000	78.1%	Loan Payoff(1)	$175,815,708	98.1%
Borrower Equity	$14,567,080	8.1%	Reserves	$257,883	0.1%
Preferred Equity(1)	$24,680,000	13.8%	Closing Costs	$3,173,489	1.8%
Total Sources	$179,247,080	100.0%	Total Uses	$179,247,080	100.0%
(1)
Loan Payoff included the repayment of an approximately $75.4 million first mortgage which was securitized in the BALL 2007-BMB1 transaction, the repayment of a $50.0 million senior mezzanine loan held by Key Bank, and the satisfaction of a $49.68 million junior mezzanine loan held by E2M Partners (of which $25.0 million was repaid, with the remaining $24.68 million converted to a preferred equity interest in an indirect owner of the borrowers).  See “Preferred Equity” herein.

The Borrower / Sponsor.    The borrowers, LL Bellevue, L.P.; LL Campbell, L.P.; LL Folsom, L.P.; LL Hillsboro, L.P.; LL Milpitas, L.P.; LL Pleasanton, L.P.; LL Renton, L.P.; LL Roseville, L.P.; LL Sacramento, L.P.; LL South San Francisco, L.P.; and LL Sunnyvale, L.P. are each Delaware limited partnerships structured to be bankruptcy-remote, each with two independent directors in their organizational structures.  The sponsors of the borrowers and the nonrecourse carve-out guarantors are, jointly and severally, Starwood Global Opportunity Fund VII-A, L.P.; Starwood Capital Hospitality Fund I-2, L.P.; Starwood Capital Hospitality Fund I-1, L.P.; Starwood Global Opportunity Fund VII-B, L.P.; Starwood U.S. Opportunity Fund VII-D, L.P. and Starwood U.S. Opportunity Fund VII-D-2, L.P., (collectively, the “Sponsors” or the “Starwood Funds”).

The Starwood Funds are controlled by Starwood Capital Group (“Starwood”).  Starwood, founded in 1991, is one of the world’s premier private investment firms and has invested over $12.0 billion of equity in all asset classes including 2,200 hotels, 64,400 multifamily and condominium units and 65.1 million sq. ft. of retail, office and industrial space.

The Properties.  The Larkspur Landing Properties consist of 11 Larkspur Landing-branded, all-suite extended stay properties totaling 1,277 rooms located in California, Washington and Oregon.  The Larkspur Landing Properties were built between 1997 and 2000.  The Larkspur Landing Properties were acquired by the Sponsors in 2006 directly from Larkspur Hotels and Restaurants, the original developer, for approximately $213.0 million ($166,797 per key).  The Sponsors subsequently invested approximately $6.0 million in capital improvements, which, together with closing costs, result in a cost basis of approximately $222.2 million.

The Larkspur Landing Properties are predominantly located near primary thoroughfares outside major metropolitan areas including San Francisco, Oakland, San Jose and Sacramento, California, Seattle, Washington and Portland, Oregon.  Guest rooms average 575 sq. ft. and are comprised of one-bedroom and studio suites.  Each guest room includes a fully-equipped kitchen, LCD television, DVD player and renovated fixtures. Each Larkspur Landing Property contains an average of over 800 sq. ft. of corporate meeting space, a full-service business center, state-of-the-art audio/visual equipment, fitness center, complimentary laundry facilities, high speed internet access and a complimentary breakfast buffet.

Environmental Matters. The Phase I environmental reports dated December 31, 2012 recommended no further action at the Larkspur Landing Properties.

The Market. The Larkspur Landing Properties consist of 11 Larkspur Landing-branded, all-suite extended stay properties located in California, Washington and Oregon.  Each Larkspur Landing Property has its own distinct competitive set.  Penetration rates as of year-end December 31, 2012 for the Larkspur Landing Properties are summarized in the table below.  The competitive set includes primarily extended stay brands such as Extended Stay America, Residence Inn and TownePlace Suites.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 3 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,781,151 68.2% 1.73x 12.3%

Competitive Set Penetration Rates(1)
	2012			Competitive Set			Penetration Factor
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Larkspur Landing Sunnyvale	84.2%	$130.99	$110.28	79.9%	$142.80	$114.03	105.4%	91.7%	96.7%
Larkspur Landing Hillsboro	81.8%	$103.22	$84.47	81.0%	$106.05	$85.95	101.0%	97.3%	98.3%
Larkspur Landing Milpitas	87.2%	$114.67	$100.00	83.0%	$98.31	$81.58	105.1%	116.6%	122.6%
Larkspur Landing Campbell	83.7%	$112.24	$93.95	79.6%	$114.95	$91.47	105.2%	97.6%	102.7%
Larkspur Landing S. San Francisco	84.2%	$122.75	$103.33	84.1%	$123.05	$103.46	100.1%	99.8%	99.9%
Larkspur Landing Bellevue	79.8%	$96.66	$77.10	73.0%	$95.97	$70.04	109.3%	100.7%	110.1%
Larkspur Landing Renton	77.2%	$95.89	$74.07	75.7%	$94.28	$71.39	102.0%	101.7%	103.7%
Larkspur Landing Pleasanton	77.0%	$91.25	$70.22	78.1%	$97.02	$75.78	98.5%	94.1%	92.7%
Larkspur Landing Sacramento	71.5%	$99.84	$71.38	55.6%	$83.96	$46.66	128.7%	118.9%	153.0%
Larkspur Landing Folsom	74.7%	$106.59	$79.59	71.5%	$106.46	$76.11	104.4%	100.1%	104.6%
Larkspur Landing Roseville	70.3%	$87.15	$61.26	72.2%	$82.56	$59.64	97.3%	105.6%	102.7%
Total / Wtd. Avg.	79.5%	$105.82	$84.66	75.9%	$104.40	$80.00	105.5%	102.2%	108.2%
(1)
Source: Hospitality research reports. The minor variances between the underwriting and the above tables with respect to Occupancy, ADR and RevPAR at the Larkspur Landing Properties are attributable to variances in reporting methodologies and/or timing differences.

The Larkspur Landing Properties are located in close proximity to numerous corporate demand drivers.  Corporate accounts with stays of seven nights or longer comprise 23.1% of the demand segmentation for the Larkspur Landing Properties, while general extended stay guests and corporate guests staying less than seven nights comprise an additional 34.5%.  The top corporate accounts at the Larkspur Landing Properties are listed below.

Top Corporate Accounts(1)
Rank	Client	# of Nights	Rank	Client	# of Nights	Rank	Client	# of Nights
1	Cisco Systems	8,113	11	Ericsson	2,812	21	Valley Medical	1,207
2	Intel	5,764	12	Synopsys	2,393	22	Lockheed Martin	1,181
3	KLA	5,254	13	AMCC	2,103	23	Agostini Nurse Staffing	1,112
4	Providence Health	5,173	14	Roche / Genentech	1,921	24	CSUS	1,109
5	AT&T	4,978	15	Juniper Networks	1,837	25	Microsoft	1,096
6	Yahoo	4,934	16	Walmart	1,695	26	DMV	1,092
7	eBay	3,668	17	Huawei	1,636	27	Boeing	1,022
8	Sandisk	3,524	18	PG&E	1,540	28	LSI Corporation	997
9	United Airlines	3,193	19	Broadcom	1,303	29	Rambus	889
10	Advanced Clinical	3,158	20	Allied Telesis	1,220	30	T-Mobile	865
(1)	Source: Borrower provided information for year-to-date October 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 3 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,781,151 68.2% 1.73x 12.3%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 2/28/2013	U/W	U/W per Room
Occupancy(1)	68.5%	75.4%	79.6%	78.7%
ADR	$93.01	$97.30	$107.25	$106.17
RevPAR	$64.01	$73.62	$85.88	$83.56

Room Revenue	$29,990,248	$34,450,693	$40,068,850	$38,948,065	$30,500
F&B Revenue	75,578	163,450	167,057	235,378	184
Other Revenue	462,979	405,711	482,404	429,475	336
Total Revenue	$30,528,805	$35,019,854	$40,718,312	$39,612,918	$31,020
Operating Expenses	8,769,336	9,269,577	10,304,360	9,901,231	7,754
Undistributed Expenses(2)	9,254,404	9,840,742	10,260,309	10,451,198	8,184
Gross Operating Profit	$12,505,065	$15,909,535	$20,153,642	$19,260,489	$15,083
Total Fixed Charges	2,391,860	1,903,115	2,252,501	2,123,186	1,663
Net Operating Income	$10,113,205	$14,006,420	$17,901,141	$17,137,303	$13,420
FF&E(3)	1,221,152	1,400,794	1,628,732	1,584,517	1,241
Net Cash Flow	$8,892,052	$12,605,626	$16,272,409	$15,552,787	$12,179
(1)	U/W Occupancy adjusted for individual Larkspur Landing Properties.
(2)
The Larkspur Landing Properties do not have a franchise agreement or associated fee.  An adjustment was made to U/W Undistributed Expenses for each Larkspur Landing Property to achieve a minimum combined marketing, management, and franchise expense equal to 10.5% of total revenue, resulting in an aggregate U/W marketing, management, and franchise expense equal to 11.1% of total revenue.

(3)	An FF&E reserve of 4.0% of total revenue was applied to each of the historical cash flows and the U/W cash flow.

Property Management.    The Larkspur Landing Properties are managed by Larkspur Hotel Management Company, LLC.  Larkspur Hotel Management Company, LLC is an affiliate of Larkspur Hotels and Restaurants (“Larkspur H&R”).  Larkspur H&R was established in 1996 and, in addition to managing the 11 Larkspur Landing Properties, owns and manages a portfolio of two additional hotels located in California.

Lockbox / Cash Management.    The Larkspur Landing Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default, (ii) the failure by the borrowers after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.25x until the debt service coverage ratio is at least equal to 1.35x for two consecutive calendar quarters, (iii) failure of the Sponsors to maintain a minimum net worth of $100.0 million until the Sponsors maintain the minimum net worth for two consecutive calendar quarters or (iv) the failure by the borrowers to renew or extend the term of any management or license agreement 12 months prior to the then applicable expiration date.

Initial Reserves.    At closing, the borrowers deposited $257,883 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $125,683 into a tax reserve account and (ii) 1/12 of 4.0% of gross income from operations based on the previous calendar year which currently equates to $130,287 into an FF&E reserve account.  Additionally, the borrowers will be required to deposit monthly insurance reserves upon (i) an event of default, (ii) failure by the borrowers to maintain insurance under a blanket insurance policy, (iii) failure by the borrowers to pay annual insurance premiums in advance, or (iv) failure by the borrowers to provide evidence of a renewal policy two days prior to its then current expiration date.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 3 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,781,151 68.2% 1.73x 12.3%

Preferred Equity. E2M Partners has a preferred equity interest of $24.68 million in an indirect owner of the borrowers pursuant to which, until the Larkspur Landing Loan is paid in full, the preferred equity holder may not exercise redemption rights and the failure to pay the preferred equity holder a minimum return is not a default.  E2M Partners is a private equity fund manager with over $500 million of equity capital invested across multiple funds.

Partial Release.  Commencing on the payment date in January 2015, the borrowers have the right to obtain the release of one or more individual Larkspur Landing Properties in connection with the bona fide sale to a third-party of a Larkspur Landing Property provided, among others things, (i) no event of default has occurred or in place cash management is required, (ii) the borrowers pay  the applicable yield maintenance premium together with payment in an amount equal to the greatest of (a) with respect to the release of the first two Larkspur Landing Properties, (1) 85.0% of the net sales proceeds of each such Larkspur Landing Property to be released or (2) 115.0% of the allocated loan amount of such Larkspur Landing Property to be released and (b) with respect to the release of a Larkspur Landing Property after the release of the first two released Larkspur Landing Properties, (1) 90.0% of net sales proceeds of such Larkspur Landing Property to be released or (2) 120.0% of the allocated loan amount of such Larkspur Landing Property to be released, (iii) after giving effect to such release, (a) the debt yield is at least equal to the greater of 11.0% or the debt yield immediately prior to such release, (b) the loan-to-value ratio is not more than the lesser of 68.5% or the loan-to-value ratio immediately prior to such release  and (c) the debt service coverage ratio is not less than the greater of 1.70x or the debt service coverage ratio immediately prior to such release (provided, in the case of each of (iii) (a) through (c) above, the borrowers are permitted to make a prepayment in such amount that the remaining Larkspur Landing Properties will satisfy such requirements), and (iv) the Larkspur Landing Properties remain in compliance with REMIC requirements.

Substitution of Collateral.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

California, Washington, Oregon	Collateral Asset Summary – Loan No. 3 Larkspur Landing Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,781,151 68.2% 1.73x 12.3%

Seattle
Bellevue
Mercer Island
White Center
Puget Sound
Tukwila
Renton
Kent
Burien
SeaTac
Normandy Park
Cascade-Fairwood
Lake Washington
OREGON
WASHINGTON
Vancouver
Portland
Hillsboro
Beaverton
Tigard
Aloha
Lake Oswego
Milwaukie
Tualatin
Sherwood
Oregon City
West Linn
Rocklin
Loomis
Roseville
Granite Bay
Rio Linda
North Highlands
Citrus Heights
Orangevale
Folsom
Foothill Farms
Fair Oaks
Carmichael
Gold River
Arden-Arcade
SACRAMENTO
La Riviera
Rancho Cordova
Rosemont
West Sacramento
Parkway-South Sacramento
Florin
Vineyard
Berkeley
Oakland
San Francisco
Walnut Creek
Danville
San Ramon
Dublin
Pleasanton
San Leandro
Hayward
Union City
Fremont
South San Francisco
San Mateo
Redwood City
Palo Alto
Mountain View
Sunnyvale
Santa Clara
Milpitas
San Jose
Campbell
Cupertino
PACIFIC OCEAN

LARKSPUR LANDING HOTEL PORTFOLIO

1	Larkspur Landing Sunnyvale	748 North Mathilda Avenue	Sunnyvale, CA
2	Larkspur Landing Hillsboro	3133 Northeast Shute Road	Hillsboro, OR
3	Larkspur Landing Milpitas	40 Ranch Drive	Milpitas, CA
4	Larkspur Landing Campbell	550 West Hamilton Avenue	Campbell, CA
5	Larkspur Landing South San Francisco	690 Gateway Boulevard	South San Francisco, CA
6	Larkspur Landing Bellevue	15805 Southeast 37th Street	Bellevue, WA
7	Larkspur Landing Renton	1701 East Valley Road	Renton, WA
8	Larkspur Landing Pleasanton	5535 Johnson Drive	Pleasanton, CA
9	Larkspur Landing Sacramento	555 Howe Avenue	Sacramento, CA
10	Larkspur Landing Folsom	121 Iron Point Road	Folsom, CA
11	Larkspur Landing Roseville	1931 Taylor Road	Roseville, CA

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One West Fourth Street Winston-Salem, NC 27101	Collateral Asset Summary – Loan No. 4 One West Fourth Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,608,082 74.8% 1.76x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One West Fourth Street Winston-Salem, NC 27101	Collateral Asset Summary – Loan No. 4 One West Fourth Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,608,082 74.8% 1.76x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	CBD Office
Sponsor:	Elchonon Schwartz; Simon Singer		Collateral:	Fee Simple
Borrower:	NG One West Fourth Street LLC; Crown		Location:	Winston-Salem, NC
	One West Fourth LLC; Bob Franklin LLC		Year Built / Renovated:	2002 / NAP
Original Balance:	$51,750,000		Total Sq. Ft.:	431,465
Cut-off Date Balance:	$51,608,082		Property Management:	Nightingale Realty, LLC
% by Initial UPB:	5.5%		Underwritten NOI:	$5,574,681
Interest Rate:	4.5500%		Underwritten NCF:	$5,567,606
Payment Date:	6th of each month		Appraised Value:	$69,000,000
First Payment Date:	March 6, 2013		Appraisal Date:	January 3, 2013
Maturity Date:	February 6, 2023
Amortization:	360 months		Historical NOI
Additional Debt:	None		Most Recent NOI(2):	$7,252,733 (T-12 November 30, 2012)
Call Protection:	L(26), D(90), O(4)		2011 NOI(2):	$6,389,176 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$6,313,123 (December 31, 2010)
			2009 NOI:	$6,459,171 (December 31, 2009)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$136,396	$68,198	Current Occupancy:	84.2% (November 30, 2012)
Insurance:	$0	Springing	2011 Occupancy:	85.1% (December 31, 2011)
Replacement:	$500,000	Springing	2010 Occupancy:	85.1% (December 31, 2010)
TI/LC:	$5,312,000	Springing	2009 Occupancy:	85.1% (December 31, 2009)
Lease Sweep:	$0	Springing
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   The increase in NOI between year-end 2011 and the trailing twelve month period ending November 30, 2012 was primarily driven by nearly $595,000 in step rent for the largest tenant, Wells Fargo.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$120
Balloon Balance / Sq. Ft.:	$97
Cut-off Date LTV:	74.8%
Balloon LTV:	60.7%
Underwritten NOI DSCR:	1.76x
Underwritten NCF DSCR:	1.76x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One West Fourth Street Winston-Salem, NC 27101	Collateral Asset Summary – Loan No. 4 One West Fourth Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,608,082 74.8% 1.76x 10.8%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Wells Fargo(2)	AA-/A2/A+	197,894	45.9%	$25.77	53.2%	12/31/2016
Womble Carlyle(3)	NR/NR/NR	131,847	30.6%	$28.92	39.8%	4/30/2017
Dixon Hughes Goodman	NR/NR/NR	18,998	4.4%	$23.27	4.6%	1/31/2016
US Bank	AA-/A1/A+	5,758	1.3%	$22.09	1.3%	10/31/2013(4)
Magnolia Construction	NR/NR/NR	4,731	1.1%	$18.73	0.9%	1/31/2015
Downtown Deli/Trihard	NR/NR/NR	4,000	0.9%	$4.50	0.2%	7/31/2014
Total Occupied Collateral		363,228	84.2%	$26.40	100.0%
Vacant		68,237	15.8%
Total		431,465	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Wells Fargo leases 191,158 sq. ft. of office space at $26.04 PSF and 6,736 sq. ft. of storage space at $18.20 PSF. The lease expiration for both spaces is December 31, 2016.
(3)	Womble Carlyle leases 118,236 sq. ft. of office space at $30.15 PSF and 13,611 sq. ft. of storage space at $18.22 PSF. The lease expiration for all spaces is April 30, 2017.
(4)	US Bank has two five-year renewal options with at least 365 days prior notice at the current fair market rental rate.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	1	5,758	1.3%	5,758	1.3%	$22.09	1.3%	1.3%
2014	1	4,000	0.9%	9,758	2.3%	$4.50	0.2%	1.5%
2015	1	4,731	1.1%	14,489	3.4%	$18.73	0.9%	2.4%
2016	2	216,892	50.3%	231,381	53.6%	$25.55	57.8%	60.2%
2017	1	131,847	30.6%	363,228	84.2%	$28.92	39.8%	100.0%
2018	0	0	0.0%	363,228	84.2%	$0.00	0.0%	100.0%
2019	0	0	0.0%	363,228	84.2%	$0.00	0.0%	100.0%
2020	0	0	0.0%	363,228	84.2%	$0.00	0.0%	100.0%
2021	0	0	0.0%	363,228	84.2%	$0.00	0.0%	100.0%
2022	0	0	0.0%	363,228	84.2%	$0.00	0.0%	100.0%
2023	0	0	0.0%	363,228	84.2%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	363,228	84.2%	$0.00	0.0%	100.0%
Vacant	NAP	68,237	15.8%	431,465	100.0%	NAP	NAP
Total / Wtd. Avg.	6	431,465	100.0%			$26.40	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.    The One West Fourth Street loan (the “One West Fourth Street Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in the 431,465 sq. ft. Class A CBD office building located at One West Fourth Street in Winston-Salem, North Carolina (the “One West Fourth Street Property”) with an original principal balance of $51.75 million. The One West Fourth Street Loan has a 10-year term and amortizes on a 30-year schedule. The One West Fourth Street Loan accrues interest at a fixed rate equal to 4.5500% and has a cut-off date balance of approximately $51.6 million. Loan proceeds, along with approximately $23.6 million in equity from the sponsors, were used to acquire the property for $67.2 million, fund upfront reserves of approximately $5.9 million and pay closing costs of approximately $2.2 million. Based on the appraised value of $69.0 million as of January 3, 2013, the cut-off date LTV is 74.8%. The most recent prior financing of the One West Fourth Street Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One West Fourth Street Winston-Salem, NC 27101	Collateral Asset Summary – Loan No. 4 One West Fourth Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,608,082 74.8% 1.76x 10.8%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$51,750,000	68.6%	Purchase Price	$67,200,000	89.1%
Sponsor Equity	$23,637,659	31.4%	Reserves	$5,948,396	7.9%
			Closing Costs	$2,239,262	3.0%
Total Sources	$75,387,659	100.0%	Total Uses	$75,387,659	100.0%

The Borrower / Sponsor.    The borrowers are NG One West Fourth Street LLC, Crown One West Fourth LLC and Bob Franklin LLC, as tenants-in-common, each of which are single purpose Delaware limited liability companies structured to be bankruptcy-remote, with two independent directors in their organizational structures.  The sponsors of the borrowers and nonrecourse guarantors are Elchonon Schwartz and Simon Singer, on a joint and several basis. Additionally, Norman Bobrow, an indirect owner of Bob Franklin LLC, has delivered a supplemental nonrecourse carve-out guaranty relating solely to standard and customary acts of Bob Franklin LLC. Elchonon Schwartz and Simon Singer entered into a nonrecourse carve-out guaranty relating to all standard and customary acts taken by all borrowers.  Each borrower entered into a tenancy-in-common agreement that expressly waived each borrower’s right to partition the One West Fourth Street Property and the lender was named a third party beneficiary to the tenancy-in-common agreement.

Established in 2005 by Elchonon Schwartz and Simon Singer, Nightingale Group, LLC (“Nightingale”) is a multi-faceted real estate acquisition, management and development company specializing in commercial real estate. Headquartered in New York, New York, Nightingale deploys capital on behalf of its investors through specific and nonspecific investments, primarily seeking value-oriented investments with repositioning or redevelopment opportunities in core and non-core markets across the United States. Nightingale’s portfolio currently consists of over 5.8 million sq. ft. of office and retail commercial space across nine states.

The Property.    The One West Fourth Street Property is a 13-story, Class A CBD office building totaling 431,465 sq. ft. built in 2002. The One West Fourth Street Property is located in the Greensboro/High Point/Winston-Salem metropolitan statistical area (the “Piedmont Triad”) approximately 25 miles west of Greensboro along the Interstate 40 corridor. The sponsors purchased the One West Fourth Street Property for $67.2 million ($156 PSF). As of November 30, 2012, the One West Fourth Street Property was 84.2% occupied by six tenants. Parking for the One West Fourth Street Property is located in an on-site, seven-story secure parking deck with 695 parking spaces for a parking ratio of 1.6 spaces per 1,000 sq. ft.

Nightingale indicated that they plan to invest $350,000 to upgrade the One West Fourth Street Property’s common areas by replacing all lobby and elevator ceiling lights with LED lights, adding a touch screen tenant directory on each floor lobby, adding new landscaping throughout the lobby area and entry and adding LCD TV screens to the lobby and elevators. Bathroom improvements are expected to include installing touch-free faucets, soap dispensers, towel dispensers and toilet flushers and installing motion sensor lights. Following these upgrades, Nightingale is expected to seek LEED certification for the One West Fourth Street Property.

Environmental Matters.    The Phase I environmental report dated October 1, 2012 recommended a Phase II investigation to design and implement a soil and groundwater sampling program at the One West Fourth Street Property. The Phase II environmental report dated December 1, 2012 found no contaminants of concern in the groundwater or soil coming from the One West Fourth Street Property and required no further investigation.

Major Tenants.

Wells Fargo (197,894 sq. ft., 45.9% of NRA, 53.2% of U/W Base Rent). Wells Fargo (rated AA-/A2/A+ by Fitch/Moody’s/S&P) has operated at the One West Fourth Street Property since 2002 (originally via Wachovia until 2008 when Wells Fargo purchased Wachovia). Wells Fargo’s operations at the One West Fourth Street Property are primarily comprised of private wealth management in addition to a Wells Fargo Community Bank. Included in the space is a high net worth client branch of Abbot Downing located on the first floor of the One West Fourth Street Property. Wells Fargo launched Abbot Downing in 2012 as a private wealth management subsidiary for individuals with more than $50.0 million in investable assets. Wells Fargo leases their space through December 2016 and has three five-year renewal options.  Wells Fargo does not have an early termination option and has the right of first refusal to lease any vacant space or space that may become vacant prior to July 1, 2013.

Womble Carlyle Sandridge & Rice, LLP (131,847 sq. ft., 30.6% of NRA, 39.8% of U/W Base Rent). Womble Carlyle Sandridge & Rice, LLP (“Womble Carlyle”) is headquartered at the One West Fourth Street Property and has operated there since 2002. Established in Winston-Salem, North Carolina in 1876, Womble Carlyle has more than 550 lawyers in 14 offices and primarily focuses on business

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One West Fourth Street Winston-Salem, NC 27101	Collateral Asset Summary – Loan No. 4 One West Fourth Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,608,082 74.8% 1.76x 10.8%

law. Womble Carlyle occupies part of the eighth floor and all of floors 10 through 13 at the One West Fourth Street Property. Womble Carlyle leases its space through April 2017 with three five-year renewal options and no early termination option.

Dixon Hughes Goodman (18,998 sq. ft., 4.4% of NRA, 4.6% of U/W Base Rent). Dixon Hughes Goodman has operated at the One West Fourth Street Property since 2003 and is the largest CPA firm based in the Southern US with over 1,700 employees, including approximately 250 partners and principals. Serving US and international clients, the company has offices in 11 states and is the 14th largest CPA firm in the United States. Dixon Hughes Goodman leases their space through January 2016 with two five-year renewal options and no early termination option.

The Market.    Along with Raleigh and Charlotte, the Piedmont Triad is a metropolitan hub of North Carolina. Raleigh and Charlotte are the two largest cities in North Carolina, and the Piedmont Triad is located within a 1.5 hour drive of each city. One of the more significant factors in the Piedmont Triad’s local economy is its accessibility to major markets with its location midway between Washington, DC and Atlanta. With its central location between these major markets and location between Raleigh and Charlotte, the Piedmont Triad has become a regional distribution center. The One West Fourth Street Property benefits from primary access to Interstate Highway 40, which traverses Winston-Salem from east to west, as well as Interstate Highway 52, which is the primary north-south highway in Winston-Salem.

The One West Fourth Street Property is located in the Greensboro/Winston-Salem office market and the Winston-Salem CBD office submarket. As of year-end 2012, the overall Winston-Salem CBD office submarket included over 6.6 million sq. ft. of office space with an average vacancy of 5.6%, which bettered the overall Greensboro/Winston Salem office market vacancy of 10.7%. Class A office space within the Winston-Salem CBD office submarket totaled over 2.1 million sq. ft., with an average vacancy of 3.2%, which bettered both the overall office market and submarket vacancies. The appraiser identified five comparable Class A office properties within the immediate submarket as presented in the chart below. The appraiser determined market rent to be $20.00 PSF for lower and middle floors and $24.00 for the upper floor space occupied by Womble Carlyle and a market vacancy of 5.0% for the One West Fourth Street Property.

Comparable Office Buildings(1)
Property	Location (Winston-Salem, NC)	Year Built	Net Rentable Area (Sq. Ft.)	Occupancy	Base Rent (PSF)
One West Fourth Street Property	One West Fourth Street	2002	431,465	84%	$26.40(2)
Wachovia Center	100 North Main Street	1995	546,065	97%	$21.00
BB&T Financial Center	200 West Second Street	1986	239,854	100%	$20.00
The Park Building	101 North Cherry Street	1997	206,000	100%	$19.25
380 Knollwood	380 Knollwood Street	1990	136,976	81%	$22.00
370 Knollwood	370 Knollwood Street	1994	86,335	100%	$22.00
Total/Wtd. Avg.(3)			1,215,230	97%	$20.66(4)
(1)	Source: Appraisal
(2)	Base Rent for the One West Fourth Street Property represents the average rental rate for in place leases.
(3)	Total/Wtd. Avg. does not include the One West Fourth Street Property.
(4)	Total/Wtd. Avg. Base Rent is based off occupied space only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One West Fourth Street Winston-Salem, NC 27101	Collateral Asset Summary – Loan No. 4 One West Fourth Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,608,082 74.8% 1.76x 10.8%

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 11/30/2012	U/W	U/W PSF
Base Rent(1)	$8,591,087	$8,608,679	$8,629,370	$9,331,752	$9,606,359	$22.26
Value of Vacant Space	0	0	0	0	1,408,412	3.26
Gross Potential Rent	$8,591,087	$8,608,679	$8,629,370	$9,331,752	$11,014,771	$25.53
Total Recoveries	184,553	85,454	161,828	263,656	231,706	0.54
Total Other Income	520,040	500,016	539,438	501,285	494,724	1.15
Less: Mark to Market(2)	0	0	0	0	(1,652,247)	(3.83)
Less: Vacancy(3)	0	0	0	0	(1,408,412)	(3.26)
Effective Gross Income	$9,295,680	$9,194,149	$9,330,636	$10,096,693	$8,680,542	$20.12
Total Operating Expenses	2,836,509	2,881,026	2,941,460	2,843,960	3,105,860	7.20
Net Operating Income	$6,459,171	$6,313,123	$6,389,176	$7,252,733	$5,574,681	$12.92
TI/LC	0	0	0	0	420,782	0.98
Capital Expenditures	0	0	0	0	86,293	0.20
TI/LC Reserve Credit	0	0	0	0	(500,000)	(1.16)
Net Cash Flow	$6,459,171	$6,313,123	$6,389,176	$7,252,733	$5,567,606	$12.90

(1)
U/W Base Rent includes $17,326 in contractual step rent through August 2013. The increase in base rent between year-end 2011 and the trailing twelve month period ending November 30, 2012 was primarily driven by nearly $595,000 in step rent for the largest tenant, Wells Fargo.

(2)
U/W Mark to Market represents 14.1% of gross income. According to the appraiser, market rent for the lower and middle floors of the One West Fourth Street Property is $20.00 PSF while market rent for the upper floors occupied by Womble Carlyle is $24.00 PSF.

(3)
U/W Vacancy represents 12.0% of gross income, and is based on in place economic vacancy. As of Q3 2012, the Triad office market had a vacancy rate of 15.3% and the Winston-Salem CBD office submarket had a vacancy rate of 6.9%.

Property Management.    The One West Fourth Street Property is managed by Nightingale Realty, LLC, a borrower affiliate.

Lockbox / Cash Management.    The One West Fourth Street Loan is structured with a hard lockbox and in place cash management. The borrowers sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) if there exists a Low Debt Service Period (as defined herein) or (iii) upon the commencement of a Sweep Lease Trigger Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio for the trailing 12-month period is less than 1.20x as of the last day of the calendar quarter and ends if the debt service coverage ratio, as determined by the lender, is at least 1.30x for two consecutive quarters.

A “Sweep Lease Trigger Period” shall commence upon the occurrence of any of the following: (i) Wells Fargo or Womble Carlyle (each a “Sweep Lease Tenant,” and each related lease, a “Sweep Lease,”  which, for purposes of this paragraph additionally include certain material replacement tenants and replacement leases, as applicable, for either) being in material default under its lease, (ii) any Sweep Lease Tenant failing to be in actual, physical possession of its respective Sweep Lease Tenant space, (iii) any Sweep Lease Tenant giving notice that it is terminating or canceling its lease, (iv) (a) any termination or cancellation of any Sweep Lease and/or (b) any Sweep Lease Tenant fails to deliver a notice of renewal or extension of its lease within the time frame set forth in the applicable lease, (v) any bankruptcy or insolvency of any Sweep Lease Tenant, (vi) 12 months prior to the termination of any Sweep Lease, unless the borrowers and tenant have entered into a qualifying lease extension (which, among other things, will require a term of not less than seven years; provided, however, that the borrowers may enter into replacement leases or renewals that demise in the aggregate no more than 80,000 sq. ft. of Sweep Lease Tenant space so long as each such lease demises no more than 15,000 sq. ft. and has an initial term of no less than five years), (vii) 12 months following the closing of the loan unless Wells Fargo has entered into a pre-approved extension prior to such date (which, among other things, will require a base rent of not less than $23.00 PSF, a term of seven years beyond the existing expiration and that such lease covers at least 80% of the space currently demised to Wells Fargo) and (viii) the date that is 18 months prior to the maturity date unless prior to such date each Sweep Lease Tenant is then subject to a lease with a term of no less than three years beyond the maturity date and with respect to which certain specified occupancy conditions have been

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One West Fourth Street Winston-Salem, NC 27101	Collateral Asset Summary – Loan No. 4 One West Fourth Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,608,082 74.8% 1.76x 10.8%

fully satisfied. The sweep will terminate when (x) the applicable trigger has been cured in the manner described in the loan documents or (y) if the trigger relates to a termination of a Sweep Lease, failure to timely renew or replace a Sweep Lease or failure to enter into a qualified renewal/extension prior to specified deadlines, then at such time as (a) the One West Fourth Street Property is 81% occupied and (b) the underwritten net cash flow (excluding income under Sweep Leases that have not been extended or renewed by the relevant deadline and/or do not conform to the specified terms set forth in the loan agreement) is equal or greater than $5.1 million.

During a Sweep Lease Trigger Period, the borrowers will be required to deposit all excess cash on a monthly basis into a lease sweep reserve.

Initial Reserves.    At closing, the borrowers deposited (i) $136,396 into a tax reserve account, (ii) $500,000 into a capital expenditure account and (iii) $5,312,000 into a TI/LC reserve account, with $312,000 of this amount for outstanding tenant improvement obligations related to the Womble Carlyle lease. The remaining $5,000,000 will be used for tenant improvement obligations incurred during the term of the loan.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of 1/12 of the estimated annual real estate taxes, which currently equates to $68,198 into a tax reserve account. The borrowers will be required to deposit 1/12 of the annual insurance premiums into an insurance reserve if an acceptable blanket insurance policy is no longer in place. If funds in the capital expenditure account fall below $100,000, the borrowers will be required to deposit $7,191 monthly into the capital expenditure account, subject to a cap of $200,000. If funds in the TI/LC reserve account fall below $1,000,000, the borrowers will be required to deposit $35,955 monthly into the TI/LC reserve account, subject to a cap of $2,500,000.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One West Fourth Street Winston-Salem, NC 27101	Collateral Asset Summary – Loan No. 4 One West Fourth Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,608,082 74.8% 1.76x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One West Fourth Street Winston-Salem, NC 27101	Collateral Asset Summary – Loan No. 4 One West Fourth Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,608,082 74.8% 1.76x 10.8%

One West Fourth Street
One West Fourth Street
Winston-Salem, NC 27101
WINSTON-SALEM
Bethania
SHATTALON RD
REYNOLDA RD
UNIVERSITY PKY
PATTERSON AVE NE
OLD RURAL HALL RD
Pine Brook Country Club
Historic Bethabara Park
SMITH REYNOLDS AIRPORT
CARVER SCHOOL RD NE
NEW WALKERTOWN RD NE
REIDSVILLE RD
Wake Forest University
Ernie Shore Field
Old Town Club
POLO RD
ROBINHOOD RD
COLISEUM DR NW
Winston Lake Golf Course
Winston Lake Park
Leinbach Park
Forsyth Country Club
SILAS CREEK PKY
N PEACE HAVEN RD
COUNTRY CLUB RD
Salem Lake
Winston-Salem State University
Reynolds Park Golf Course
REYNOLDS PARK RD
Wake Forest Univ Baptist Med Ctr
Salem College
Bowman Gray Stadium
Forsyth Memorial Hospital
MILLER ST
Washington Park
North Carolina School of the Arts
WAUGHTOWN ST
Hanes Mall
SILAS CREEK PKY
Marketplace Mall
S STRATFORD RD
BURKE MILL RD
PETERS CREEK PKY
W. CLEMMONSVILLE RD
THOMASVILLE RD
Wilshire Golf Club
VA
Martinsville
Danville
Mt Airy
Roxboro
Elkin
Burlington
Greensboro
Winston-Salem
Durham
NC
Raleigh
Asheboro
Siler City
Concord
Harrisburg
Sanford
Charlotte
Southern Pines
Fayetteville
Monroe
Rockingham
Laurinburg
SC
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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2515-2545 North First Street San Jose, CA 95131	Collateral Asset Summary – Loan No. 5 North First Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.7% 1.70x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2515-2545 North First Street San Jose, CA 95131	Collateral Asset Summary – Loan No. 5 North First Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.7% 1.70x 10.5%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Net Lease Capital Advisors, Inc.;		Collateral:	Fee Simple
	Douglas F. Blough		Location:	San Jose, CA
Borrower:	2525 North First Street Realty LLC		Year Built / Renovated:	2001 / NAP
Original Balance:	$50,000,000		Total Sq. Ft.:	249,832
Cut-off Date Balance:	$50,000,000		Property Management:	LPC West LLC
% by Initial UPB:	5.3%		Underwritten NOI:	$5,225,681
Interest Rate:	3.9500%		Underwritten NCF:	$4,850,933
Payment Date:	6th of each month		Appraised Value:	$81,000,000
First Payment Date:	May 6, 2013		Appraisal Date:	February 19, 2013
Maturity Date:	April 6, 2023
Amortization:	360 months		Historical NOI(3)
Additional Debt(1):	$40,463,660 Mezzanine Loan		2012 NOI:	$13,821,661 (December 31, 2012)
Call Protection:	L(24), D(92), O(4)		2011 NOI:	$13,354,261 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$12,901,995 (December 31, 2010)

Reserves(2)			Historical Occupancy
	Initial	Monthly	Current Occupancy(4):	100.0% (March 6, 2013)
Taxes:	$0	$37,375	2012 Occupancy:	100.0% (December 31, 2012)
Insurance:	$0	Springing	2011 Occupancy:	100.0% (December 31, 2011)
Replacement:	$0	$6,285	2010 Occupancy:	100.0% (December 31, 2010)
TI/LC:	$2,986,525	$24,983
(1)  See “Current Mezzanine or Subordinate Indebtedness” herein.
(2)  See “Initial Reserves” and “Ongoing Reserves” herein.
(3)  Historical NOI reflects contractual rent paid under the Oracle America lease which expires May 2013.
(4)  The North First Commons Property is currently 100.0% leased to Oracle America through May 2013 and subleased to eBay and Amdocs. On June 1, 2013, both eBay and Amdocs will directly lease their respective spaces. See “Major Tenants” herein.

Lease Sweep Reserve:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$200
Balloon Balance / Sq. Ft.:	$159
Cut-off Date LTV:	61.7%
Balloon LTV:	48.9%
Underwritten NOI DSCR:	1.84x
Underwritten NCF DSCR:	1.70x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2515-2545 North First Street San Jose, CA 95131	Collateral Asset Summary – Loan No. 5 North First Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.7% 1.70x 10.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
eBay	A/A2/A	187,272	75.0%	$21.88	75.7%	5/31/2020(2)
Amdocs	NR/Baa2/BBB	62,560	25.0%	$21.00	24.3%	5/31/2016(3)
Total Occupied Collateral		249,832	100.0%	$21.66	100.0%
Vacant		0	0.0%
Total		249,832	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
eBay currently subleases 137,712 sq. ft. from Oracle America. On June 1, 2013, eBay will directly lease this space and an additional 49,560 sq. ft. that is currently subleased by a tenant, through May 31, 2013.

(3)
Amdocs currently subleases 112,120 sq. ft. space from Oracle America. On June 1, 2013, Amdocs will directly lease 62,560 sq. ft. through May 31, 2016. Amdocs will continue to sublease 29,052 sq. ft. of first floor space at 2545 North First Street to Vormetric Inc. from June 1, 2013 through May 30, 2016. Rent paid under the sublease will be at the same rate as that under the direct lease (initially $21.00 PSF with 3% annual increases). The square footage associated with this sublease is included in the 62,560 sq. ft. listed in the table above.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	1	62,560	25.0%	62,560	25.0%	$21.00	24.3%	24.3%
2017	0	0	0.0%	62,560	25.0%	$0.00	0.0%	24.3%
2018	0	0	0.0%	62,560	25.0%	$0.00	0.0%	24.3%
2019	0	0	0.0%	62,560	25.0%	$0.00	0.0%	24.3%
2020	1	187,272	75.0%	249,832	100.0%	$21.88	75.7%	100.0%
2021	0	0	0.0%	249,832	100.0%	$0.00	0.0%	100.0%
2022	0	0	0.0%	249,832	100.0%	$0.00	0.0%	100.0%
2023	0	0	0.0%	249,832	100.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	249,832	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	249,832	100.0%	NAP	NAP
Total / Wtd. Avg.	2	249,832	100.0%			$21.66	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The North First Commons loan (the “North First Commons Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in four two-story Class B suburban office buildings totaling 249,832 sq. ft. located at 2515-2545 North First Street in San Jose, California (the “North First Commons Property”) with an original principal balance of $50.0 million. The North First Commons Loan has a 10-year term and amortizes on a 30-year schedule. The North First Commons Loan accrues interest at a fixed rate equal to 3.9500% and has a cut-off date balance of $50.0 million. Loan proceeds were used to defease existing debt of approximately $42.9 million, fund upfront reserves of approximately $3.0 million and pay closing costs of approximately $2.5 million, giving the borrower a cash out of approximately $1.7 million which was applied to reduce the outstanding principal balance of the existing mezzanine loan, described in “Current Mezzanine or Subordinate Indebtedness” herein. Based on the appraised value of $81.0 million as of February 19, 2013, the cut-off date LTV is 61.7% and the remaining implied equity is $31.0 million. The most recent prior financing of the North First Commons Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2515-2545 North First Street San Jose, CA 95131	Collateral Asset Summary – Loan No. 5 North First Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.7% 1.70x 10.5%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$50,000,000	100.0%	Loan Payoff	$42,877,270	85.8%
			Reserves	$2,986,525	6.0%
			Closing Costs	$2,458,223	4.9%
			Return of Equity	$1,677,982	3.4%
Total Sources	$50,000,000	100.0%	Total Uses	$50,000,000	100.0%

The Borrower / Sponsor.    The borrower, 2525 North First Street Realty LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are Net Lease Capital Advisors, Inc. and Douglas F. Blough, on a joint and several basis.

Net Lease Capital Advisors, Inc. (“NLCA”) is a boutique real estate investment banking firm providing investment and advisory services including debt and equity placements, principal and joint venture investment, investment sales, structured tax solutions for property owners and sellers and turn-key 1031 solutions. The firm has purchased over $850.0 million of net lease property and holds a portfolio of approximately $100.0 million to $300.0 million of net lease property at any given time.

Douglas F. Blough is co-founder and chief financial officer of NCLA and a member of its investment committee with over 25 years of real estate experience.  Through a variety of vehicles, Mr. Blough owns managing interests in debt and equity positions in properties with a combined market value in excess of $1.0 billion.

The Property.     The North First Commons Property consists of four two-story Class B suburban office buildings totaling 249,832 sq. ft. located in San Jose, California. Built in 2001, the North First Common Property is located in the “Golden Triangle” of Silicon Valley, which encompasses the area between State Highway 237, Interstate 880 and US 101, and is home to notable high-technology firms. Approximately four miles southeast of the North First Commons Property is the San Jose central business district. The Mineta San Jose International Airport is located approximately one mile to the south of the North First Commons Property. The North First Commons Property offers surface parking for a total of 839 parking spaces, providing a parking ratio of 3.36 per 1,000 square feet. A Santa Clara Light Rail station is located directly across the street from the North First Commons Property.

The North First Commons Property was developed by Lincoln Property Company as a build-to-suit for Sun Micro Systems (now Oracle America) for approximately $46.0 million. In 2001, Lincoln Property Company put 12-year credit tenant lease financing on the North First Commons Property for over $95.0 million.

In 2005, the borrower structured a buy-out of a majority of Lincoln Property Company’s interest in the North First Commons Property which included the assumption of the outstanding balance of the existing senior loan (approximately $88.5 million), approximately $4.0 million of subordinate acquisition financing and approximately $7.0 million of new investor equity (for a total basis of approximately $99.5 million). In order to reduce the borrower’s taxable income, the equity needed to affect such buy-out was provided by affiliates of the sponsors in the form of debt evidenced by a $92.1 million “wrap note” secured by equity interests in the borrower. Accordingly, all available cash flow from the North First Commons Property has been used to amortize the existing senior loan and concurrently build equity inside the “wrap note”. As of the funding of the North First Commons Loan, the total existing equity in the “wrap note” will be $40,463,660. The “wrap note” and related loan documents have been amended and restated and are subject to a subordination and standstill agreement, as further described in “Current Mezzanine or Subordinate Indebtedness” herein.

Environmental Matters. The Phase I environmental report dated March 7, 2013 recommended no further action at the North First Commons Property.

Major Tenants.

eBay (187,272 sq. ft., 75.0% of NRA, 75.7% of U/W Base Rent) eBay (NASDAQ: EBAY), rated A/A2/A by Fitch/Moody’s/S&P, offers an online forum for selling merchandise worldwide and trades about $2,000 worth of goods every second, from fine antiques to the latest video games. eBay generates revenue through listing and selling fees and through advertising with more than 100 million users. Its online payments assets consist of PayPal and Bill Me Later and its other e-commerce platforms include StubHub and Half.com. eBay also has a mobile version of its service, owns e-commerce services provider GSI Commerce and has a minority stake in the online classifieds service Craigslist. Net income for 2012 was approximately $2.6 billion on gross sales of approximately $14.1 billion, a 21.0% increase from the prior year.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2515-2545 North First Street San Jose, CA 95131	Collateral Asset Summary – Loan No. 5 North First Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.7% 1.70x 10.5%

eBay has been at 2525 and 2535 North First Street since 2011 pursuant to a sublease of 137,712 sq. ft. from Oracle America. On June 1, 2013, eBay will directly lease this space as well as an additional 49,560 sq. ft. at 2515 North First Street under a NNN lease through May 2020. At closing, the borrower reserved $2,490,994 for outstanding tenant improvements and leasing conditions related to eBay’s current space and expansion space. eBay has one five-year renewal option exercisable upon at least nine months prior notice with rent during such renewal term set at 95% of the then prevailing market rate. eBay has no termination options; provided, however, that if the space at 2515 North First Street is not delivered on or before September 1, 2013, then eBay may terminate its lease with respect to such space. eBay uses its space at the North First Commons Property as both general office and for research and development for both its eBay and PayPal brands. In addition to its space at the North First Commons Property, eBay has two other Silicon Valley campuses: one on North First Street in San Jose (the “North Campus”) and one in Campbell (the “South Campus”). Both campuses are space constrained and eBay is using its space at the North First Commons Property to increase its efficiency. The North First Commons Property is the only non-owned space of eBay’s Silicon Valley campuses.

Amdocs (62,560 sq. ft., 25.0% of NRA, 24.3% of U/W Base Rent) Amdocs (NYSE: DOX), rated NR/Baa2/BBB by Fitch/Moody’s/S&P, is a market leader in software and services for service providers in the communications, media and entertainment industries that has been in business for over 30 years. A global company, Amdocs employs over 20,000 people and serves customers in more than 60 countries. For fiscal year 2012, Amdocs reported approximately $3.2 billion in revenue.

Amdocs has been at 2545 North First Street since 2006 pursuant to a sublease of 112,120 sq. ft. from Oracle America. On June 1, 2013, Amdocs will directly lease 62,560 sq. ft. under a NNN lease through May 2016 (49,560 sq. ft. currently subleased by Amdocs and further subleased to 4C at 2515 North First Street will be directly leased by eBay). Amdocs will sublease 29,052 sq. ft. of the first floor of 2545 North First Street to Vormetric Inc. from June 2013 through May 2016. Rent paid under the sublease will be the same as that under the direct lease (initially $21.00 PSF and increasing 3% each year). At closing, the borrower reserved $495,532 for tenant improvements and leasing commissions related to Amdocs. Neither Amdocs nor Vormetric Inc. has any renewal or termination options. Amdocs uses its space at the North First Commons Property for research and development.

In the event that Amdocs terminates the Vormetric Inc. lease due to an event of default under the sublease, the space demised by Vormetric Inc. will be recaptured by the borrower and Amdoc’s monthly base rent and related NNN charges will be proportionately reduced. The borrower has the right to cure any default by Vormetric Inc. under the sublease within the longer of (i) the same cure period granted to Vormetric Inc. under the sublease or (ii) 30 days from the date the borrower receives notice of such default. Subject to the borrower’s right to cure a default by Vormetric Inc. after Amdocs terminates such sublease, Amdocs is then obligated to assign to the borrower all of Amdoc’s rights under the sublease to recover from Vormetric Inc. all damages for the period after termination.

The Market.     Silicon Valley encompasses 1,740 miles of land across San Mateo and Santa Clara counties and is home to some of the world’s leading technology companies and research and development entities. Fourteen Fortune 500 corporations are located in Silicon Valley, including Cisco, Apple, HP, Intel and Google, among others. Silicon Valley boasts an educated population, with about 44.0% of the population having a bachelors or advanced degree. As of 2012, the population was approximately 2.6 million and the average annual household income was $112,471, approximately 67.0% higher than the national average. Unemployment in Silicon Valley was 7.6%, which was below the overall state unemployment of 9.7% and on par with the national rate.

The North First Commons Property is located within the South Bay/San Jose office market, which ended Q4 2012 with an overall vacancy rate of 11.3%. Vacancy for Class B office properties within the market was slightly lower than the overall market, ending 2012 at 10.9%. The overall market recorded positive net absorption of 125,922 sq. ft. in Q4 2012 with 403,022 sq. ft. of positive net absorption in the Class B market. Quoted rental rates for the overall market averaged $28.63 as of Q4 2012, with Class B buildings averaging $28.14. The appraiser determined a market rental rate of $21.60 PSF and a market vacancy of 5.0% for the North First Commons Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2515-2545 North First Street San Jose, CA 95131	Collateral Asset Summary – Loan No. 5 North First Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.7% 1.70x 10.5%

Lease Comparables(1)
Property	Tenant	Location	Year Built	Lease Area (Sq. Ft.)	Base Rent (NNN)	Lease Term (yrs)
North First Commons Property	Various	San Jose, CA	2001	249,832	$21.66	6.0
91 East Tasman Drive	BMC Software	San Jose, CA	1985	80,317	$19.80	7.0
Rose Orchard Technology Park	ARM, Inc.	San Jose, CA	1985	92,448	$17.76	8.0
145 Rio Robles	Extreme Networks	San Jose, CA	1984	56,895	$23.40	10.0
3200 North First Street	NAP(2)	San Jose, CA	1997	85,017	$22.20	NAP(2)
Valley Technology Centre	NAP(2)	San Jose, CA	1998	68,252	$21.48	NAP(2)
(1)	Source: Appraisal
(2)	Space is not currently leased and is listed as available.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent(1)(2)	$12,902,679	$13,354,272	$13,821,672	$5,304,784	$21.23
Value of Vacant Space	0	0	0	328,662	1.32
Gross Potential Rent	$12,902,679	$13,354,272	$13,821,672	$5,633,446	$22.55
Total Recoveries	276,727	284,872	300,477	939,798	3.76
Total Other Income	0	0	0	0	0.00
Less: Vacancy(3)	0	0	0	(328,662)	(1.32)
Effective Gross Income	$13,179,406	$13,639,144	$14,122,149	$6,244,582	$25.00
Total Operating Expenses	277,411	284,883	300,488	1,018,901	4.08
Net Operating Income	$12,901,995	$13,354,261	$13,821,661	$5,225,681	$20.92
TI/LC	0	0	0	299,798	1.20
Capital Expenditures	0	0	0	74,950	0.30
Net Cash Flow	$12,901,995	$13,354,261	$13,821,661	$4,850,933	$19.42

(1)	U/W Base Rent includes $221,720 in contractual step rent which represents the straight line average of eBay step rents over the lease term.
(2)	The decrease in U/W Base Rent compared to historical base rents reflects the contractual rent paid ($56.04 PSF NNN) under the Oracle America lease which expires May 31, 2013.
(3)
U/W Vacancy represents 5.0% of gross income. While the vacancy rate for Class B properties was 10.9% for the South Bay/San Jose office market, the North First Commons Property has been 100.0% occupied since 2001 and will remain fully occupied through May 31, 2016 after eBay’s expansion space is delivered.

Property Management.    The North First Commons Property is managed by LPC West LLC.

Lockbox / Cash Management.    The North First Commons Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to eBay and Amdocs instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Oracle America currently pays rent to the manager by check and will continue to do so through the remainder of its lease which expires May 2013. eBay and Amdocs are expected to pay their rents directly to the lockbox account.

Additionally, all excess cash will be swept into a lender controlled account upon (i) an event of default, (ii)  if there exists a Low Debt Service Period (as defined below) or (iii) upon commencement of a Lease Sweep Period (as defined below).

A “Low Debt Service Period” will commence if the debt service coverage ratio, as determined by the lender, is less than 1.20x and will end when the debt service coverage ratio, as determined by the lender, is at least 1.25x for two consecutive quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2515-2545 North First Street San Jose, CA 95131	Collateral Asset Summary – Loan No. 5 North First Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.7% 1.70x 10.5%

A “Lease Sweep Period” will commence upon the earliest to occur of, among other events, (i) 12 months prior to the earliest stated expiration (including that stated expiration date of any renewal term) of the eBay lease or any replacement lease covering at least 100,000 sq. ft. (together, the “Lease Sweep Lease”), (ii) the date required under the Lease Sweep Lease by which the tenant thereunder is required to give notice of its exercise of a renewal option (and such renewal has not been exercised), (iii) the early termination or early cancellation of the Lease Sweep Lease, (iv) if a Lease Sweep Lease tenant which has a credit rating below “BBB–” “goes dark” in more than 50% of its lease space (or gives notice that it intends to “go dark” in more than 50% of its lease space), (v) an event of default under the Lease Sweep Lease or (vi) a bankruptcy or insolvency proceeding of a Lease Sweep Lease tenant.

Initial Reserves.    At closing, the borrower deposited $2,986,525 into a TI/LC reserve account, of which $2,490,994 was reserved for outstanding TI/LC obligations for eBay and $495,532 was reserved for outstanding TI/LC obligations for Amdocs.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $37,375, into a tax reserve account, (ii) $6,285 into a capital expenditure account and (iii) $24,983 into a TI/LC reserve account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    As described in “The Property” section above, the “wrap note” was amended and restated at closing and will continue to remain outstanding. As of the closing date, the outstanding principal balance of the mezzanine debt was $40,463,660 and matures on April 6, 2034. The mezzanine lender is an affiliate of the sponsors and the mortgage loan documents require Douglas F. Blough and Bruce MacDonald (who together, collectively own 75% of the ownership interests, directly or indirectly, of the mezzanine lender; Bruce MacDonald also owns indirect equity interests in the borrower) to collectively retain 75% of such ownership interests and to retain control of the mezzanine lender. The mezzanine loan documents provide that no debt service payments are required other than to the extent of (i) 80% of excess cash (but without offset for debt service payment on the related mortgage loan) less (ii) debt service payment on the related mortgage loan disbursed to borrower and remaining after payment of monthly operating expenses (including debt service) for the North First Commons Property.  The mezzanine lender has entered into a standstill agreement (the “Standstill Agreement”) which, among other things, (a) prohibits the mezzanine lender from exercising any rights or remedies while the North First Commons Loan is outstanding and (b) provides that the mezzanine lender shall have no rights to take any action which would cause any interference with the rights, privileges, priorities or security of the lender. Any violation of the Standstill Agreement will be covered as a loss item in the nonrecourse carve-out guaranty signed by the sponsors.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2515-2545 North First Street San Jose, CA 95131	Collateral Asset Summary – Loan No. 5 North First Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.7% 1.70x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2515-2545 North First Street San Jose, CA 95131	Collateral Asset Summary – Loan No. 5 North First Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.7% 1.70x 10.5%

CARTIFACT
North First Commons
2515 - 2545 North First Street
San Jose, CA 95131
San Francisco Bay
Milpitas
Sunnyvale
Santa Clara
Cupertino
Campbell
SAN JOSE
MOFFETT FEDERAL AIRFIELD
NORMAN Y MINETA SAN JOSE INT'L AIRPORT
BAYSHORE FWY
NIMITZ FWY
SINCLAIR FWY
VTA LIGHT RAIL
CALTRAIN
CENTRAL EXPY
SCOTT BLVD
EL CAMINO REAL
W TIMBLE RD
N 1ST ST
DEL LA CRUZ BLVD
LAWRENCE EXPY
SAN TOMAS EXPY
W HAMILTON AVE
MERIDIAN AVE
LINCOLN AVE
E HEDDING ST
E TAYLOR ST
CURTNER AVE
HILLSDALE AVE
HOLLENBECK AVE
SUNNYVALE SARATOGA RD
S MARY AVE
RENAISSANCE
MOFFETT PARK
PONDEROSA PARK
DOWNTOWN SAN JOSE
SUNOL-MIDTOWN
LYNHAVEN
The Great Mall
Great America
Mission College
Sunnyvale Town Center
Santa Clara University
Santa Clara Catholic Cemetery
Westfield Valley Fair
HP Pavilion at San Jose
San Jose State Univ
SJSU Spartan Stadium
San Jose City College
Santa Clara Valley Med Center
The Pruneyard
The Plant Shopping Center
Apple HQ
Vallco Mall
Guadalupe Gardens
Rose Garden
San Jose Municipal Golf Course
The Golf Club at Moffett Field
Sunnyvale Baylands
Alviso Natural Area
Las Palmas Park
Central Park
Watson Park
Summitpointe Golf Club
101
237
880
680
280
87
82
17
PACIFIC OCEAN
Novato
Vallejo
San Rafael
Richmond
Pittsburg
Antioch
Concord
Walnut Creek
Berkeley
Oakland
Alameda
San Francisco
Castro Valley
South San Francisco
Hayward
Pleasanton
Union City
Pacifica
San Mateo
Fremont
Half Moon Bay
Redwood City
Palo Alto
Mountain View
Milpitas
Sunnyvale
San Jose
Cupertino

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor(1):	Joseph K. Paul; Jay Paul Revocable Living Trust		Collateral:	Fee Simple
Borrower:	MT SPE, LLC		Location:	Sunnyvale, CA
Original Balance(2):	$40,000,000		Year Built / Renovated:	2008 / NAP
Cut-off Date Balance(2):	$40,000,000		Total Sq. Ft.:	951,498
% by Initial UPB:	4.3%		Property Management:	Paul Holdings, Inc.
Interest Rate:	4.01194%		Underwritten NOI:	$29,878,393
Payment Date:	6th of each month		Underwritten NCF:	$29,424,583
First Payment Date:	January 6, 2013		Appraised Value(8):	$585,000,000
Maturity Date:	December 6, 2022		Appraisal Date:	October 31, 2012
Amortization(3):	Interest only for first 36 months; 360 months thereafter
Additional Debt(2):	$295,000,000 Pari Passu Debt $50,000,000 Mezzanine Loan		Historical NOI(9)
			Most Recent NOI:	NAP
Call Protection(4):	L(28), YM1(88), O(4)		2011 NOI:	NAP
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	NAP
			2009 NOI:	NAP
Reserves(5)
	Initial	Monthly	Historical Occupancy(9)
Taxes:	$790,714	$263,571	Current Occupancy:	88.8% (January 1, 2013)
Insurance:	$0	Springing	2011 Occupancy:	NAP
Replacement:	$0	$15,858	2010 Occupancy:	NAP
TI/LC:	$18,111,340	$0	2009 Occupancy:	NAP
Free Rent Reserve:	$1,389,632	$0
(1)   The sponsors are also the sponsors under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as Moffett Towers Phase II, which has a cut-off date balance of $130.0 million.
(2)   The Original Balance and Cut-off Date Balance of $40.0 million represents the non-controlling Note A-3 of the $335.0 million Moffett Towers Loan Combination evidenced by three pari passu notes. The pari passu companion loans are comprised of the controlling Note A-1, which was securitized in the COMM 2013-LC6 trust, and the non-controlling Note A-2, which was securitized in the COMM 2013-CCRE6 trust, with a combined original principal balance of $295.0 million. For additional information on the pari passu companion loan, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(3)   Following an initial 36 month interest only period, the Moffett Towers Loan Combination is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan (total debt). See Annex H-II of the Free Writing Prospectus.
(4)   See “Partial Release” herein.
(5)   See “Initial Reserves” and “Ongoing Reserves” herein.
(6)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Moffett Towers Loan Combination.
(7)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.19x and 2.16x, respectively.
(8)   The Moffett Towers Property consists of three separate buildings. The appraiser determined Appraised Values of $202.0 million for 1000 Enterprise Way, $196.0 million for 1020 Enterprise Way and $187.0 million for 1050 Enterprise Way.
(9)   The Moffett Towers Property was constructed in 2008 and leased up from 2010 to 2012. The Moffett Towers Property was 13.2% leased as of December 2010 and 42.3% leased as of December 2011.

Microsoft Holdback:	$8,000,000	$0
Microsoft Expansion Space Reserve:	$7,404,163	$0
Lease Sweep Reserve:	$0	Springing

Financial Information(6)
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$352	$405
Balloon Balance / Sq. Ft.:	$307	$353
Cut-off Date LTV:	57.3%	65.8%
Balloon LTV:	50.0%	57.5%
Underwritten NOI DSCR(7):	1.59x	1.29x
Underwritten NCF DSCR(7):	1.56x	1.27x
Underwritten NOI Debt Yield:	8.9%	7.8%
Underwritten NCF Debt Yield:	8.8%	7.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Motorola Mobility, Inc.(2)	NR/Aa2/AA	317,166	33.3%	$34.15	39.1%	6/30/2021
Microsoft Corporation	AA+/Aaa/AAA	237,121	24.9%	$31.52	27.0%	12/31/2021(3)
Rambus Inc.	NR/NR/NR	156,173	16.4%	$31.79	17.9%	6/30/2020(4)
Financial Engines, Inc.(5)	NR/NR/NR	80,995	8.5%	$33.00	9.6%	5/31/2020
Plaxo Inc.(6)	BBB+/Baa1/BBB+	40,448	4.3%	$31.80	4.6%	2/28/2019
Level 10 Construction, Inc.	NR/NR/NR	12,944	1.4%	$37.08	1.7%	2/28/2019
Total Occupied Collateral		844,847	88.8%	$32.80	100.0%
Vacant		106,651	11.2%
Total		951,498	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Motorola Mobility, Inc. leases 79,862 sq. ft. of space with a rent abatement from January 2013 through March 2013. The full amount of abated rent was reserved at closing.
(3)
The Microsoft Corporation lease includes a one-time termination option in December 2018 upon 12 months prior notice with respect to its entire space or any entire floor, or contiguous floors, subject to a termination fee equal to the unamortized portion, on a proportionate basis of the space terminated, of all unamortized costs plus interest on the cumulative sum of such unamortized costs.

(4)
The Rambus Inc. lease includes a one-time termination option in June 2017 upon 9 months prior notice subject to a termination fees equal to all unamortized costs plus interest on the cumulative sum of such unamortized costs.

(5)	Financial Engines, Inc.’s lease contains a rent abatement from January 2013 through March 2013. The full amount of abated rent was reserved at closing.
(6)	Plaxo Inc. leases 10,448 sq. ft. of space with a rent abatement from January 2013 through February 2013. The full amount of abated rent was reserved at closing.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	2	53,392	5.6%	53,392	5.6%	$33.08	6.4%	6.4%
2020	3	237,168	24.9%	290,560	30.5%	$32.21	27.6%	33.9%
2021	3	554,287	58.3%	844,847	88.8%	$33.02	66.1%	100.0%
2022	0	0	0.0%	844,847	88.8%	$0.00	0.0%	100.0%
2023	0	0	0.0%	844,847	88.8%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	844,847	88.8%	$0.00	0.0%	100.0%
Vacant	NAP	106,651	11.2%	951,498	100.0%	NAP	NAP
Total / Wtd. Avg.	8	951,498	100.0%			$32.80	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

The Loan.    The Moffett Towers loan (the “Moffett Towers Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 951,498 square foot Class A, suburban office park located at 1000, 1020 and 1050 Enterprise Way in Sunnyvale, California (the “Moffett Towers Property”) with an original principal balance of $40.0 million. The Moffett Towers Loan is comprised of the Note A-3 portion of a $335.0 million loan combination (the “Moffett Towers Loan Combination”) that is evidenced by three pari passu notes. Only the Note A-3, with an original principal balance of $40.0 million, will be included in the COMM 2013-CCRE7 trust. The controlling Note A-1, with an original principal balance of $175.0 million was securitized in the COMM 2013-LC6 trust and the non-controlling Note A-2, with an original principal balance of $120.0 million was securitized in the COMM 2013-CCRE6 trust. The Moffett Towers Loan has a 10-year term and amortizes on a fixed schedule, after an initial three-year interest only period. The fixed schedule results in a 360-month effective amortization period.

The Moffett Towers Loan accrues interest at a fixed rate equal to 4.01194% and has a cut-off date balance of $40.0 million. The proceeds of the Moffett Towers Loan Combination, along with a $50.0 million mezzanine loan funded concurrently, were used to retire existing debt of approximately $264.4 million, giving the borrower a return of equity of approximately $81.6 million. Based on the appraised value of $585.0 million as of October 31, 2012, the cut-off date LTV of the Moffett Towers Loan Combination is 57.3% and the remaining implied equity is $200.0 million. Prior to the securitization of $175.0 million pari passu Note A-1 in the COMM 2013-LC6 trust and the $120.0 million pari passu Note A-2 in the COMM 2013-CCRE6 trust, the most recent prior financing of the Moffett Towers Property was not included in a securitization.

The relationship between the holders of the Note A-1, Note A-2 and Note A-3 are governed by an intercreditor agreement to be described under “Description of the Mortgage Pool―Loan Combinations―The Moffett Towers Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$175,000,000	$175,000,000	COMM 2013-LC6	Yes
Note A-2	$120,000,000	$120,000,000	COMM 2013-CCRE6	No
Note A-3	$40,000,000	$40,000,000	COMM 2013-CCRE7	No
Total	$335,000,000	$335,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$335,000,000	87.0%	Loan Payoff	$264,366,066	68.7%
Mezzanine Loan	$50,000,000	13.0%	Reserves	$35,695,849	9.3%
			Closing Costs	$3,295,293	0.9%
			Return of Equity	$81,642,793	21.2%
Total Sources	$385,000,000	100.0%	Total Uses	$385,000,000	100.0%

The Borrower / Sponsor.    The borrower, MT SPE, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantors are Joseph K. Paul (“Jay Paul”) and the Jay Paul Revocable Living Trust, on a joint and several basis.

Founded by Jay Paul in 1975, the Jay Paul Company is headquartered in San Francisco, California and focuses on the development, acquisition and management of commercial properties in California. Jay Paul Company has developed and acquired in excess of six million square feet of real estate and has closed in excess of $2.5 billion worth of equity and debt financing since 2000. In addition, the Jay Paul Company has over 2.1 million square feet of LEED Certified office space throughout its portfolio.

The Property. The Moffett Towers Property consists of three, eight-story Class A LEED Certified Gold suburban office buildings totaling 951,498 sq. ft. located in Sunnyvale, California at the intersection of U.S. Highway 101 and State Highway 237, developed by the sponsor in 2008. The Moffett Towers Property is part of a larger 1.8 million sq. ft. campus which spans 52 acres and seven office buildings (known generally as “Moffett Towers”) and includes an amenities building which is occupied by the Moffett Towers Club. The Moffett Towers Club is a full-service, 48,000 sq. ft. health and wellness club which is open exclusively to the tenants of Moffett Towers and includes a fitness center, pool, basketball court, spa and café. The Moffett Towers Property includes two separate parking garages for a total of 2,881 parking spaces for a ratio of 3.03 spaces per 1,000 sq. ft. In addition, the Moffett Towers Property benefits from

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

access to several bus stops in the immediate area and the Santa Clara Light Rail station, located one block to the east. As of January 1, 2013, the Moffett Towers Property is 88.8% occupied (62.5% by credit rated tenants).

Environmental Matters. The Phase I environmental report dated November 26, 2012 recommended no further action at the Moffett Towers Property.

Major Tenants.

Motorola Mobility, Inc. (317,166 sq. ft., 33.3% of NRA, 39.1% of U/W Base Rent). Motorola Mobility, Inc. (“Motorola Mobility”) is a subsidiary of Google Inc. (“Google”) (NASDAQ: GOOG), which is rated NR/Aa2/AA by Fitch/Moody’s/S&P. Google acquired Motorola Mobility in May 2012 and continues to run Motorola Mobility as a separate business unit. Motorola Mobility currently occupies 317,166 sq. ft. at 1000 Enterprise Way. Motorola Mobility’s portfolio of products includes mobile devices such as smartphones and tablets, wireless accessories, video and data delivery services, cable modems and home network gateways. As of September 30, 2012, Google held approximately $16.3 billion in cash and cash equivalents, with total assets of approximately $89.7 billion. Total revenues for Google for the nine-month period ending September 30, 2012 were approximately $37.0 billion, of which approximately $3.8 billion was attributable to Motorola Mobility. As of December 2012, Google has a market cap of approximately $236.9 billion.

Motorola Mobility’s initial lease commenced in June 2011 and the tenant expanded into an additional 80,669 sq. ft. of space under a lease that began January 2012, with both leases expiring June 30, 2021. Motorola Mobility has three months of free rent from January 2013 through March 2013 for 79,862 sq. ft. of its space, totaling $666,049, all of which was reserved at closing. The sponsor has committed to invest approximately $23.0 million ($72.46 PSF) in capital expenditures for the Motorola Mobility space. Motorola Mobility has two five-year extension options at fair market rent, with six months prior notice and no termination options.

Microsoft Corporation (237,121 sq. ft., 24.9% of NRA, 27.0% of U/W Base Rent). Microsoft Corporation (“Microsoft”) (NASDAQ: MSFT), rated AA+/Aaa/AAA by Fitch/Moody’s/S&P, is a leading developer of operating system, server application, business and consumer application and Internet software. Microsoft’s product offerings include the Windows operating system, the Microsoft Office suite, Bing, Internet Explorer, the Surface tablet, and the Xbox 360 gaming and entertainment console. Microsoft is a component of the Dow Jones Industrial Average, S&P 500 and Nasdaq 100. As of its June 30, 2012 financial statements, Microsoft held approximately $63.0 billion in cash and cash equivalents, with total assets of approximately $121.3 billion. Total revenues for the fiscal year ended June 30, 2012 were approximately $73.7 billion, reflecting a 5.4% year over year increase. Cash flow from operations for the same time period was approximately $31.6 billion, representing a 17.2% year over year increase. As of December 2012, Microsoft has a market cap of approximately $231.3 billion.

Microsoft’s lease commenced in January 2012 and expires December 31, 2021. Microsoft currently occupies 237,121 sq. ft. at 1020 Enterprise Way. The lease allows for a $75.00 PSF ($17,784,075) tenant allowance, of which approximately $15.5 million has been spent by the borrower on tenant build-out over “warm shell” space, and Microsoft has independently invested an additional approximately $33.4 million ($105.43 PSF) into the space. Microsoft has a one-time right to terminate its lease on December 31, 2018 with 12 months notice and a termination fee of $12,421,800 ($52.39 PSF). Microsoft has one five-year renewal option at the greater of (i) the base rent due at the end of the initial lease term or (ii) 95% of fair market rent with nine months prior notice.

Rambus Inc. (156,173 sq. ft., 16.4% of NRA, 17.9% of U/W Base Rent). Rambus Inc. (“Rambus”) (NASDAQ: RMBS), is a technology licensing company which focuses on the development of technologies that advance electronic systems. Rambus licenses its broad portfolio of over 1,000 patented inventions to semiconductor and system companies who use these inventions in the development and manufacture of their own products. Notable Rambus licensees include NVIDIA, Toshiba, Panasonic, AMD, Samsung Electronics and Broadcom. As of September 30, 2012, Rambus held cash and cash equivalents of approximately $152.2 million and total assets of approximately $601.8 million. Total revenues for the nine-month period ending September 30, 2012 were approximately $176.6 million. As of December 2012, Rambus has a market cap of approximately $583.2 million.

Rambus’s lease commenced in July 2010, and it expires on June 30, 2020. The sponsor has committed to invest approximately $11.9 million ($76.03 PSF) in capital expenditures to improve the Rambus space. Rambus has a one-time right to terminate its lease on June 30, 2017 with nine months prior notice, subject to a termination fee equal to the unamortized portion of all costs plus interest on the cumulative sum of such unamortized costs. Rambus has two five-year renewal options at the greater of (i) the base rent due at the end of the initial lease term or (ii) fair market rent, with 10 months’ prior notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

The Market.    The Silicon Valley area is home to a large concentration of high-tech manufacturing, software, and research and development firms. The region, which is comprised of San Mateo County and Santa Clara County, has a population of approximately 2.6 million people with an average household income of $112,471, approximately 67.0% above the nationwide average. Silicon Valley is home to 14 of the 2012 Fortune 500 companies, including Apple Inc., Cisco Systems, Google, Oracle Corporation, and Hewlett-Packard. The Silicon Valley unemployment rate of 8.7%, as of July 2012, is lower than the State of California’s unemployment rate of 10.7%. Total employment in the Silicon Valley metropolitan statistical area grew by approximately 30,400 jobs from July 2011 to July 2012, and employment is expected to grow at an average annual rate of 2.0% from 2012 to 2016.

The Q4 2012 Sunnyvale submarket Class A direct vacancy rate was 5.5%. The neighboring Mountain View submarket office direct vacancy rate was 3.4%, which is pushing corporate high technology firms such as Apple, Hewlett-Packard, Motorola and Google to expand eastward into the Sunnyvale submarket. Through Q4 2012, overall absorption in the Sunnyvale submarket was approximately 1.2 million sq. ft., lowering the direct vacancy rate in the submarket to 5.5%. As of Q4 2012, Sunnyvale Class A office asking rents averaged $45.12 PSF FSG. The appraiser identified eight comparable office tenants, which are presented in the subsequent chart. The appraiser determined market rent for the Moffett Towers Property to be $39.00 PSF NNN.

Lease Comparables(1)
Property	Tenant	Location	Year Built	Lease Area (Sq. Ft.)	Base Rent (NNN)	Lease Term (yrs)
Moffett Towers Property	Various	Sunnyvale, CA	2008	951,498	$32.80	9.6	(2)
690 E. Middlefield Road	Synopsys, Inc.	Mountain View, CA	2014(3)	340,913	$37.80	15.0
Sunnyvale Towne Center	Apple, Inc.	Sunnyvale, CA	2010	156,960	$39.00	10.0
899. W. Evelyn Avenue	Nuance Communications	Mountain View, CA	2013(3)	68,554	$51.60	12.0
Mountain View Technology Park	Audience, Inc.	Mountain View, CA	2013(3)	87,565	$42.00	10.0
Santa Clara Gateway	Dell Marketing LP	Santa Clara, CA	2013(3)	149,608	$36.00	9.0
Santa Clara Gateway	Arista Networks, Inc.	Santa Clara, CA	2013(3)	149,608	$36.00	10.0
Sunnyvale Research Plaza	LinkedIn	Sunnyvale, CA	2014(3)	556,362	$38.52	12.0
Moffett Towers Phase II	Amazon	Sunnyvale, CA	2009	224,492	$36.00	11.0
(1)	Source: Appraisal
(2)	Lease Term (yrs) for the Moffett Towers Property represents the weighted average lease term for tenants currently in occupancy at the Moffett Towers Property.
(3)	Property is still under construction but has been pre-leased.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

Cash Flow Analysis.

Cash Flow Analysis
	1/1/2013 Annualized(1)	U/W	U/W PSF
Base Rent(2)	$30,232,656	$30,067,983	$31.60
Value of Vacant Space	0	4,387,658	4.61
Gross Potential Rent	$30,232,656	$34,455,641	$36.21
Total Recoveries	6,829,980	6,453,981	$6.78
Total Other Income	855,935	735,868	0.77
Less: Vacancy(3)	0	(4,387,658)	(4.61)
Effective Gross Income	$37,918,571	$37,257,832	$39.16
Total Operating Expenses	7,268,208	7,379,439	7.76
Net Operating Income	$30,650,363	$29,878,393	$31.40
TI/LC	0	1,283,355	1.35
TI/LC Reserve Credit(4)	0	(279,429)	(0.29)
Microsoft Holdback Reserve Credit(5)	0	(740,416)	(0.78)
Capital Expenditures	0	190,300	0.20
Net Cash Flow	$30,650,363	$29,424,583	$30.92

Average Annual Rent PSF(6)		$32.80

(1)	January 2013 annualized values are sponsor projections and assumed Microsoft had exercised its expansion option.
(2)	U/W Base Rent includes $2,358,978 in contractual step rent through December 2013.
(3)	U/W Vacancy represents 10.5% of gross income.
(4)	The U/W TI/LC Reserve Credit represents the net present value of the expected TI/LC reserve balance at the Moffett Towers Loan maturity.
(5)	The U/W Microsoft Holdback Reserve Credit represents the annual average of the Microsoft TI/LC reserve balance for the term of the Moffett Towers Loan.
(6)
Average Annual Rent PSF is based on operating statements and occupancy rates provided by the Moffett Towers Loan borrower. The Moffett Towers Property was constructed in 2008 and leased up from 2010 to 2012; therefore, historical average annual rent PSF figures are not available.

Property Management.    The Moffett Towers Property is managed by Paul Holdings, Inc., d/b/a Jay Paul Company, a borrower affiliate.

Lockbox / Cash Management.    The Moffett Towers Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Moffett Towers Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) if there exists a Low Debt Service Period (as defined herein), (iii) upon the commencement of certain Lease Sweep Periods (as defined herein), or (iv) upon the occurrence of a default under the mezzanine loan.

A “Low Debt Service Period” commences if the debt service coverage ratio, as determined by lender, is less than 1.13x until the earlier to occur of (i) December 6, 2013 and (ii) the date on which the second and third floors for the building located at 1020 Enterprise Way are fully leased to one or more tenants, in which case a “Low Debt Service Period” will commence if the debt service coverage ratio, as determined by lender, is less than 1.20x, and ends if the debt service coverage ratio, as determined by lender, is at least 1.25x for two consecutive quarters.

A “Lease Sweep Period” will commence upon the earliest to occur of, among other events, (i) June 6, 2017, (ii) early termination or cancellation of all or a Material Surrender Portion of a Lease Sweep Lease, or (iii) if a non-investment grade tenant ceases operating its business at the Moffett Towers Property.  A “Lease Sweep Lease” means any of (i) the Microsoft lease, (ii) the Motorola Mobility lease, (iii) the Rambus lease, or (iv) any lease which is entered into by the borrower in replacement of any of the Microsoft lease, the Motorola Mobility lease or the Rambus lease. A “Material Surrender Portion” means at least 41,000 sq. ft. of space (or if a full floor of space is less than 41,000 sq. ft. of space, a full floor of space) demised under a Lease Sweep Lease.  Beginning with the monthly payment date on June 6, 2017 (or sooner, if a Lease Sweep Period exists), the borrower will be required to deposit $625,000 (or all excess cash

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

during certain Lease Sweep Periods) on a monthly basis into the lease sweep reserve. If the amount of funds on deposit in the lease sweep reserve (together with lease termination payments, if any) equals $16,500,000, then all funds required to be deposited during the Lease Sweep Period will be required to be deposited into a debt service reserve up to a cap (including the amounts in the lease sweep reserve) of $22,500,000. Notwithstanding the foregoing, if a Lease Sweep Period is in effect due solely to the early termination or cancellation of a Material Surrender Portion of a Lease Sweep Lease, the lease sweep and debt service reserve cap will be equal to $32.50 times the number of square feet of affected space.

Initial Reserves.    At or following the closing, the borrower deposited (i) $790,714 into a tax reserve account, (ii) $18,111,340 into the TI/LC reserve, of which $12,849,787 were reserved for outstanding tenant improvements related to the Motorola Mobility tenant, $2,159,176 was reserved for outstanding tenant improvements related to the Microsoft tenant, $2,021,899 was reserved for outstanding tenant improvements related to the Plaxo Inc. tenant, and $1,080,479 was reserved for outstanding tenant improvements related to the Financial Engines, Inc. tenant, (iii) $8,000,000 into the Microsoft Holdback reserve, (iv) $7,404,163 into the Microsoft Expansion Space reserve and (v) $1,389,632 into the free rent reserve (of which $666,049 was reserved for outstanding free rent associated with the Motorola Mobility, Inc. tenant, $668,209 was reserved for outstanding free rent associated with the Financial Engines, Inc. tenant, and $55,374 was reserved for outstanding free rent associated with the Plaxo Inc. tenant).

Ongoing Reserves.    In addition to the lease sweeps (as described above), on a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $263,571, into a tax reserve account and (ii) $15,858 into a capital expenditure account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    A $50,000,000 mezzanine loan was funded at closing. The mezzanine loan is coterminous with the Moffett Towers Loan and accrues interest at a rate of 7.0000% per annum. The mezzanine loan has a 10-year term and after a three-year interest only period, amortizes on a fixed schedule, which results in a 360-month effective amortization period.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    After the prepayment lockout expiration date, which is the earlier to occur of (i) two years after the closing date of the securitization which includes the last pari passu note to be securitized and (ii) December 6, 2015, the borrower may obtain the release of one or two of the three buildings at the Moffett Towers Property in conjunction with a third party sale of such building, provided, among other conditions set forth in the Moffett Towers Loan documents, (i) no event of default is continuing, (ii) the borrower makes a principal payment equal to the Lender’s Proportionate Share of the greater of (a) 100% of the net sales proceeds of such building being released and (b) 125% of the allocated loan amount for such building (as set forth in the Moffett Towers Loan documents), (iii) the DSCR of the remaining collateral after giving effect to such release is no less than the greater of (a) the DSCR immediately preceding the sale and (b) 1.26x, (iv) the LTV of the remaining collateral after giving effect to such release is no greater than the lesser of (a) the LTV immediately preceding the sale and (b) 66.4%. The “Lender’s Proportionate Share” means a fraction, the numerator of which is the then outstanding principal balance of the Moffett Towers Loan Combination and the denominator of which is the aggregate outstanding principal balances of the Moffett Towers Loan Combination and the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

Owned Collateral
Moffett Towers - Phase II
N
MOFFETT PARK DRIVE
PARKING GARAGE
BUILDING A
1000
Enterprise Way
BUILDING B
1030
Enterprise
Way
BUILDING C
1050
Enterprise Way
PARKING GARAGE
11TH AVENUE
AMENITIES
1080
Enterprise
Way
BUILDING D
1100
Enterprise Way
BUILDING E
1020
Enterprise
Way
BUILDING F
1140
Enterprise
Way
BUILDING G
1160
Enterprise Way
PARKING GARAGE
PARKING GARAGE

Site plan based on information provided by the borrower as of November 13, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 1020 and 1050 Enterprise Way Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 6 Moffett Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 57.3% 1.56x 8.9%

CARTIFACT
Moffett Towers
1000, 1020 and 1050 Enterprise Way
Sunnyvale, CA 94089
San Francisco Bay
Coyote Creek
East Palo Alto
Palo Alto Golf Course
MIDTOWN
Palo Alto
Shoreline Golf Links
The Golf Club at Moffett Field
MOFFETT FEDERAL AIRFIELD
MOFFETT PARK
RENAISSANCE
VTA LIGHT RAIL
Ulistac Natural Area
Great America
Mission College
BAYSHORE FWY
ALMA ST
EL CAMINO REAL
MONTA LOMA
San Antonio Center
CENTRAL EXPY
Alta Mesa Cemetery
Mountain View
Sunnyvale Muni GC
SUNNYVALE
N SAN ANTONIO RD
S EL MONTE AVE
CUERNAVACA
Sunnyvale Town Center
SCOTT BLVD
CALTRAIN
Los Altos Hills
El Camino Hospital
Foothill College
FOOTHILL EXPY
Los Altos
Las Palmas Park
PONDEROSA PARK
Santa Clara
EL CAMINO REAL
Los Altos Golf & Country Club
S MARY AVE
HOLLENBECK AVE
SUNNYVALE SARATOGA RD
LAWRENCE EXPY
Central Park
SAN TOMAS EXPY
Santa Clara Catholic Cemetery
Rancho San Antonio Open Space
Apple HQ
Cupertino
Vallco Mall
JUNIPERO SERRA FWY
STEVENS CREEK BLVD
Westfield Valley Fair
De Anza College
BOLLINGER RD
LYNHAVEN
DE ANZA BLVD
SARATOGA AVE
W HAMILTON AVE
Westgate Mall
Campbell
W CAMPBELL AVE
QUITO RD
Saratoga
101
237
82
85
280
PACIFIC OCEAN
Novato
Vallejo
San Rafael
Richmond
Concord
Pittsburg
Antioch
Walnut Creek
Berkeley
Oakland
Alameda
San Francisco
Castro Valley
South San Francisco
Hayward
Pleasanton
Union City
Pacifica
San Mateo
Fremont
Half Moon Bay
Redwood City
Palo Alto
Milpitas
Mountain View
Santa Clara
Sunnyvale
San Jose
Cupertino

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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20 Stanwix Street Pittsburgh, PA 15222	Collateral Asset Summary – Loan No. 7 PNC Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 74.9% 1.36x 10.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Stanwix Street Pittsburgh, PA 15222	Collateral Asset Summary – Loan No. 7 PNC Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 74.9% 1.36x 10.0%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Pinchos D. Shemano		Collateral:	Fee Simple
Borrower:	National City Center L.P.		Location:	Pittsburgh, PA
Original Balance:	$32,000,000		Year Built / Renovated:	1982 / 2006
Cut-off Date Balance:	$32,000,000		Total Sq. Ft.:	337,378
% by Initial UPB:	3.4%		Property Management:	David Stern Management Corp.
Interest Rate:	4.9830%		Underwritten NOI:	$3,205,885
Payment Date:	6th of each month		Underwritten NCF:	$2,804,184
First Payment Date:	May 6, 2013		Appraised Value:	$42,700,000
Maturity Date:	April 6, 2023		Appraisal Date:	January 3, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(49), D(68), O(3)		2012 NOI:	$2,945,128 (December 31, 2012)
Lockbox / Cash Management:	Springing Hard / Springing		2011 NOI:	$2,730,471 (December 31, 2011)
			2010 NOI:	$2,783,815 (December 31, 2010)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$213,750	$62,333	Current Occupancy:	89.5% (December 1, 2012)
Insurance:	$17,572	$6,092	2011 Occupancy:	90.0% (December 31, 2011)
Replacement:	$0	$5,623	2010 Occupancy:	92.0% (December 31, 2010)
TI/LC:	$500,000	$28,115	(1) See “Initial Reserves” and “Ongoing Reserves” herein.
Required Repairs:	$50,000	NAP
Tenant Cash Trap:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$95
Balloon Balance / Sq. Ft.:	$78
Cut-off Date LTV:	74.9%
Balloon LTV:	61.6%
Underwritten NOI DSCR:	1.56x
Underwritten NCF DSCR:	1.36x
Underwritten NOI Debt Yield:	10.0%
Underwritten NCF Debt Yield:	8.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Stanwix Street Pittsburgh, PA 15222	Collateral Asset Summary – Loan No. 7 PNC Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 74.9% 1.36x 10.0%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
PNC Bank(2)	A+/A2/A	109,710	32.5%	$19.48	37.4%	12/31/2017
Reed Smith(3)	NR/NR/NR	54,722	16.2%	$15.75	15.1%	5/31/2019
ParenteBeard	NR/NR/NR	36,082	10.7%	$22.00	13.9%	7/31/2023
CBS Corporation	BBB/Baa2/BBB	18,041	5.3%	$18.00	5.7%	6/30/2016(4)
CBMC	NR/NR/NR	14,700	4.4%	$18.00	4.6%	10/31/2018(5)
Total Major Tenants		233,255	69.1%	$18.79	76.6%
Remaining Tenants		64,868	19.2%	$20.59	23.4%
Storage		3,837	1.1%	$0.00	0.0%
Total Occupied Collateral		301,960	89.5%	$18.94	100.0%
Vacant		35,418	10.5%
Total		337,378	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	PNC Bank’s underwritten base rent of $19.48 PSF is approximately 20.5% below the appraiser’s concluded market rent for upper floors of the PNC Center Property of $24.50.
(3)	Reed Smith’s underwritten base rent of $15.75 PSF is approximately 30.0% below the appraiser’s concluded market rent of $22.50.
(4)
CBS Corporation has a one-time right to terminate its lease on July 31, 2014 with at least 12 months prior notice and a termination fee equal to any unamortized costs incurred by the borrower in connection with the lease.

(5)	CBMC has the option to terminate its lease on October 31, 2015 with at least 12 months prior notice and a termination fee equal to the sum of unamortized brokerage fees and reimbursement of free rent.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	1,176	0.3%	1,176	0.3%	$22.00	0.5%	0.5%
2013	3	5,834	1.7%	7,010	2.1%	$18.44	1.9%	2.3%
2014	1	940	0.3%	7,950	2.4%	$16.60	0.3%	2.6%
2015	0	0	0.0%	7,950	2.4%	$0.00	0.0%	2.6%
2016	4	43,475	12.9%	51,425	15.2%	$19.74	15.0%	17.6%
2017(2)(3)	3	130,992	38.8%	182,417	54.1%	$19.59	44.9%	62.5%
2018	2	21,954	6.5%	204,371	60.6%	$16.06	6.2%	68.7%
2019(2)(4)	2	61,507	18.2%	265,878	78.8%	$16.22	17.4%	86.1%
2020	0	0	0.0%	265,878	78.8%	$0.00	0.0%	86.1%
2021	0	0	0.0%	265,878	78.8%	$0.00	0.0%	86.1%
2022	0	0	0.0%	265,878	78.8%	$0.00	0.0%	86.1%
2023	1	36,082	10.7%	301,960	89.5%	$22.00	13.9%	100.0%
Thereafter	0	0	0.0%	301,960	89.5%	$0.00	0.0%	100.0%
Vacant	NAP	35,418	10.5%	337, 378	100.0%	NAP	NAP
Total / Wtd. Avg.	17	337,378	100.0%			$18.94	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)
Years 2017 and 2019 include the expiration of the PNC Bank lease in 2017 and the Reed Smith lease in 2019.  A cash flow sweep will commence upon the earliest to occur of 18 months prior to the lease expiration date of PNC Bank or if PNC Bank delivers notice or otherwise indicates its intention not to renew.  Additionally, a cash flow sweep will commence upon the earliest to occur of 12 months prior to the lease expiration date of Reed Smith or if Reed Smith delivers notice or otherwise indicates its intention not to renew.  See “Lockbox / Cash Management” herein.

(3)	PNC Bank’s lease that expires in 2017 is approximately 20.5% below the appraiser’s concluded market rent for upper floors of the PNC Center Property of $24.50 PSF.
(4)	Reed Smith’s lease that expires in 2019 is approximately 30.0% below the appraiser’s concluded market rent of $22.50 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Stanwix Street Pittsburgh, PA 15222	Collateral Asset Summary – Loan No. 7 PNC Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 74.9% 1.36x 10.0%

The Loan.  The PNC Center loan (the “PNC Center Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 22-story office building totaling 337,378 sq. ft. of gross leasable area and a two-level subterranean parking garage containing 143 spaces located in downtown Pittsburgh, Pennsylvania (the “PNC Center Property”) with an original principal balance of $32.0 million.  The PNC Center Loan has a 10-year term and amortizes on a 30-year schedule.  The PNC Center Loan accrues interest at a fixed rate equal to 4.9830% and has a cut-off date balance of $32.0 million.  Loan proceeds were used to retire existing debt of approximately $25.0 million, return approximately $4.9 million of equity to the borrower and fund reserves and closing costs.  Based on the appraised value of $42.7 million as of January 3, 2013, the cut-off date LTV is 74.9% with remaining implied equity of $10.7 million. The most recent prior financing of the PNC Center Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,000,000	100.0%	Loan Payoff	$24,983,195	78.1%
			Closing Costs	$1,353,211	4.2%
			Reserves	$781,322	2.4%
			Return of Equity	$4,882,272	15.3%
Total Sources	$32,000,000	100.0%	Total Uses	$32,000,000	100.0%

The Borrower / Sponsor.    The borrower, National City Center, L.P., is a single purpose Delaware limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The nonrecourse carve-out guarantor and sponsor is Pinchos D. Shemano.

Pinchos D. Shemano serves as the principal of David Stern Management Corp., a real estate firm based in Brooklyn, New York that controls and manages more than 25 office, retail and multifamily properties encompassing approximately 1,000 residential apartments and 3,000,000 sq. ft. of commercial space nationwide.  Over the past ten years, Pinchos D. Shemano has participated in over $800 million worth of commercial real estate transactions.  The sponsor purchased the PNC Center Property in 2006 for $27 million and subsequently invested $9.3 million in capital improvements, tenant improvements and leasing commissions.

The Property. The PNC Center Property is located in the Central Business District (“CBD”) of Pittsburgh, Pennsylvania on the northeast corner of Fort Pitt Boulevard and Stanwix Street overlooking the Monongahela River.  Constructed in 1982, the PNC Center Property consists of a multi-tenant, 22-story hexagonal shaped high-rise office building totaling 337,378 sq. ft. leased to 17 tenants and a two-level, 143-space subterranean parking garage.  The PNC Center Property’s largest tenant, PNC Bank, occupies 109,710 sq. ft. (32.5% of net rentable area) on five of the six top floors of the PNC Center Property through December 31, 2017.  PNC Bank has been a tenant at the PNC Center Property since 1998 and maintains the PNC Center Property’s building name and signage, located on the southwest wall.  The top floors of the PNC Center Property offer expansive views of the Monongahela River and Mount Washington, a unique feature only offered by a few buildings in the Pittsburgh CBD.  The PNC Center Property is well served by two major thoroughfares, Interstate-279 and Interstate-376, and located proximate to Gateway Station, providing access to the Red and Blue subway lines.

Environmental Matters. The Phase I environmental report dated January 14, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the PNC Center Property, which is currently in place.

Major Tenants.

PNC Bank (109,710 sq. ft., 32.5% of NRA, 37.4% of U/W Base Rent)  PNC Bank (NYSE: PNC rated A+/A2/A by Fitch/Moody’s/S&P) is headquartered in Pittsburgh, Pennsylvania, approximately 0.4 miles from the PNC Center Property, and is one of the nation’s largest diversified financial services organizations.  PNC Bank has been a tenant at the PNC Center Property since 1998, utilizing five of the top six floors for a non-banking health care benefit division.  Pursuant to its lease, PNC Bank controls the rights to the PNC Center Property’s name and signage.  PNC Bank’s in place underwritten base rent of $19.48 PSF is approximately 20.5% below the appraiser’s concluded market rent for the upper floors of the PNC Center Property of $24.50 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Stanwix Street Pittsburgh, PA 15222	Collateral Asset Summary – Loan No. 7 PNC Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 74.9% 1.36x 10.0%

Reed Smith (54,722 sq. ft., 16.2% of NRA, 15.1% of U/W Base Rent) Founded in Pittsburgh in 1877, Reed Smith is a global law firm with more than 1,700 attorneys in 25 offices throughout the United States, Europe, the Middle East and Asia.  Reed Smith’s largest office in the United States is located in the Fifth Avenue corridor of Pittsburgh at the Reed Smith Centre, proximate to the PNC Center Property, and employs over 250 lawyers, making it the largest law office in the city.  The PNC Center Property serves as Reed Smith’s Global Customer Centre, housing the firm’s 24/7/365 administrative operations including accounting, human resources, information technology, business intake and conflict analysis and central docketing.  Reed Smith was ranked 19th on American Lawyers 2012 top grossing law firms and the 12th largest firm by National Law Journal in 2012. Reed Smith’s in place underwritten base rent of $15.75 PSF is approximately 30.0% below the appraiser’s concluded market rent for the PNC Center Property of $22.50 PSF.

ParenteBeard (36,082 sq. ft., 10.7% of NRA, 13.9% of U/W Base Rent)  ParenteBeard is ranked among the top 25 accounting firms in the United States with over 1,000 professionals providing audit and accounting, tax services and business advisory services.

CBS Corporation (18,041 sq. ft., 5.3% of NRA, 5.7% of U/W Base Rent) CBS Corporation (NYSE: CBS.A and CBS rated BBB/Baa2/BBB by Fitch/Moody’s/S&P) is a mass media company that creates and distributes industry-leading content across a variety of platforms to audiences around the world.  CBS owns the most-watched television network in the United States and one of the world’s largest libraries of entertainment content.

The Market.   The Pittsburgh, Pennsylvania metropolitan office market has maintained stable market dynamics across approximately 121.9 million sq. ft. in 18 submarkets over the past 10 years. Since 2002, the Pittsburgh metropolitan office market inventory has increased by 5.6%, or approximately 6.63 million sq. ft., while vacancy decreased from 12.6% in 2002 to 8.1% in 2012. Pittsburgh metropolitan office market rents have also increased over the past 10 years by approximately 3.1%. The PNC Center Property is located in the CBD of Pittsburgh, bound by the Allegheny River to the north and the Monongahela River to the south.  As of Q3 2012, the Pittsburgh CBD office submarket was 90.3% occupied.  The appraiser determined a competitive set of office properties within the submarket with rents ranging from $19.75 PSF to $26.50 PSF and an average occupancy of 89.5%, in line with the PNC Center Property occupancy of 89.5%.  The concluded market rent for the PNC Center Property is $22.50 PSF for lower floors and $24.50 PSF for upper floors, indicating a blended concluded market rent of $23.23 PSF.  The weighted average in place rent at the PNC Center Property is $18.94 PSF, approximately 18.5% below the appraiser’s concluded blended market rent.  The chart below summarizes the competitive set as determined by the appraiser.

Summary of Competitive Set(1)
Property Information	NRA (Sq. Ft.)	Available Space	Current Occupancy	Asking Rent
PNC Center Property	337,378	35,418	89.5%	$24.50
11 Stanwix Street	432,238	46,928	89.1%	$26.50
Gateway Center I-IV	1,468,955	225,766	84.6%	$19.75-$23.00
Liberty Center	529,411	41,371	92.2%	$26.00
K&L Gates Center	637,398	30,409	95.2%	$24.75
Three Mellon Center	942,665	77,880	91.7%	$24.50-$26.50
PPG Place II-VI	584,486	56,529	90.3%	$24.00-$25.25
The Frick Building	366,010	50,937	86.0%	$23.75-$24.50
The Grant Building	450,000	34,311	92.4%	$22.50-$23.50
Total / Wtd. Avg.(2)	5,411,163	564,131	89.5%	$19.75-$26.50
(1)	Source: Appraisal
(2)	Total / Wtd. Avg. excludes the PNC Center Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Stanwix Street Pittsburgh, PA 15222	Collateral Asset Summary – Loan No. 7 PNC Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 74.9% 1.36x 10.0%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent(1)	$5,265,455	$5,277,414	$5,496,307	$5,717,841	$16.95
Value of Vacant Space	0	0	0	$867,741	2.57
Gross Potential Rent	$5,265,455	$5,277,414	$5,496,307	$6,585,582	$19.52
Total Recoveries	317,785	254,729	240,679	254,773	0.76
Total Other Income	244,624	167,151	206,323	214,140	0.63
Less: Vacancy(2)	0	0	0	(867,741)	(2.57)
Effective Gross Income	$5,827,864	$5,699,293	$5,943,309	$6,186,754	$18.34
Total Operating Expenses	3,044,049	2,968,822	2,998,181	2,980,869	8.84
Net Operating Income(3)	$2,783,815	$2,730,471	$2,945,128	$3,205,885	$9.50
TI/LC	0	0	0	335,900	1.00
Capital Expenditures	0	0	0	65,801	0.20
Net Cash Flow	$2,783,815	$2,730,471	$2,945,128	$2,804,184	$8.31

(1)	U/W Base Rent includes $100,104 of contractual rent steps through December 31, 2013.
(2)	U/W Vacancy is based on in-place economic vacancy of 12.7%. The PNC Center Property is currently 89.5% physically occupied, in line with the CBD office submarket physical occupancy of 90.3%.
(3)	The increase in NOI from 2011 to 2012 was primarily the result of ParenteBeard renewing its current lease at $22.00 PSF versus its prior rate of $18.00 PSF.

Property Management.    The PNC Center Property is managed by David Stern Management Corp., an affiliate of the sponsor.

Lockbox / Cash Management.    The PNC Center Loan is structured with a springing hard lockbox and springing cash management.  In-place cash management commences upon (i) an event of default, (ii) the failure by the borrower after the end of one calendar quarter to maintain a debt service coverage ratio of at least 1.20x until the debt service coverage ratio is at least 1.40x for four consecutive calendar quarters or (iii) the commencement of a Tenant Cash Trap Period until such time, if any, such Tenant Cash Trap Period ends.

A “Tenant Cash Trap Period” includes (i) the earliest to occur of (a) 18 months prior to the then current expiration date of the PNC Bank lease, (b) the date which PNC Bank indicates to borrower its intention not to renew its lease, (c) a bankruptcy action with respect to PNC Bank, (d) the date PNC Bank goes dark, or (e) the date PNC Bank indicates to borrower that they intend to vacate their space or (ii) the earliest to occur of (a) 12 months prior to the then current expiration date of the Reed Smith lease, (b) the date which Reed Smith indicates to borrower its intention not to renew the its lease, (c) a bankruptcy action with respect to Reed Smith, (d) the date Reed Smith goes dark, or (e) the date Reed Smith indicates to borrower that they intend to vacate their space. A Tenant Cash Trap Period will end if a renewal lease or a lease to an acceptable replacement tenant is executed for a period of at least five years.

Initial Reserves.    At closing, the borrower deposited (i) $213,750 into a tax reserve account, (ii) $17,572 into an insurance reserve account, (iii) $50,000 into a required repairs reserve and (iv) $500,000 into a TI/LC reserve account for approved tenant improvements and leasing commissions incurred in connection with tenant turnover or lease renewals.

Ongoing Reserves.   On a monthly basis, the borrower is required to deposit (i) 1/12 of the required annual taxes, which currently equates to $62,333, (ii) 1/12 of the required annual insurance premium, which currently equates to $6,092, (iii) $5,623 into a replacement reserve account and (iv) $28,115 into a TI/LC reserve account.  During the commencement of a Tenant Cash Trap Period, all excess cash will be collected and deposited in a tenant cash trap reserve account until the Tenant Cash Trap Period has ended.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Stanwix Street Pittsburgh, PA 15222	Collateral Asset Summary – Loan No. 7 PNC Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 74.9% 1.36x 10.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Stanwix Street Pittsburgh, PA 15222	Collateral Asset Summary – Loan No. 7 PNC Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 74.9% 1.36x 10.0%

PITTSBURGH
PNC Center
20 Stanwix Street
Pittsburgh, PA 15222
CENTRAL BUSINESS DISTRICT
NORTH SHORE
SOUTH SHORE
ALLEGHENY CENTER
ALLEGHENY WEST
Allegheny River
Monongahela River
PNC Park
David L. Lawrence Convention Center
Point State Park
Fort Pitt Museum
Point State Park Fountain
Wyndham Grand Hotel
One Gateway Center
Two Gateway Center
Four Gateway Center
Penn Ave Place
Fifth Ave Place
EQT Plaza
Benedum Center
Jackman Bldg
PNC Plaza
Market Square Place
Platt Place
Heinz 57 Center
City Centre Tower
Gulf Tower
AT&T Bldg
US Steel Building
Omni Hotel
Union Station
Federal Courthouse
Mellon HQ
BNY Mellon Center
Union Trust Bldg
Macy's
Bank Tower
Standard Life Bldg
Allegheny Courthouse
One Oxford Centre
Grant Bldg
PNC Firstside Center
Duquesne University
Chatham Center
CONSOL Energy Center
Commonwealth of Penn
Verizon Bldg
Post-Gazette
11 Stanwix
Two PPG Place
One PPG Place
Six PPG Place
Hyatt Place Hotel
Del Monte Center
Stage AE Concert Hall
Alcoa Corporate Center
Allegheny Landing
North Shore Apartments
Hampton Inn
Heinz History Center
Courtyard Hotel
The Westin
Sheraton Hotel
Bessemer Court
Commerce Court
Freight House Shops
East Warehouse
The Children's Museum of Pittsburgh
Hazlett Theater
Allegheny Concourse
Wexford
Ambridge
Franklin Park
Sewickley
Etna
Arnold
Springdale
Pittsburgh Int'l Airport
Oakdale
McDonald
Monroeville
Trafford
McKeesport
Allegheny County Airport
Canonsburg
Houston
Finleyville
Elizabeth
MILES
MAP © 2013 CARTIFACT, INC. DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Church Street Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 20 Church Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,750,000 75.0% 1.27x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Church Street Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 20 Church Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,750,000 75.0% 1.27x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Hampshire Partners Fund VI, L.P.		Collateral:	Fee Simple
Borrower:	20 Church Street LLC		Location:	Hartford, CT
Original Balance:	$30,750,000		Year Built / Renovated:	1981 / 2006
Cut-off Date Balance:	$30,750,000		Total Sq. Ft.:	404,015
% by Initial UPB:	3.3%		Property Management:	The Hampshire Companies, LLC
Interest Rate:	4.5345%		Underwritten NOI(3):	$2,842,860
Payment Date:	6th of each month		Underwritten NCF:	$2,379,872
First Payment Date:	May 6, 2013		“As-is” Appraised Value(2):	$35,000,000
Maturity Date:	April 6, 2023		“As-is” Appraisal Date:	February 6, 2013
Amortization:	360 months		“As Stabilized” Appraised Value(2)(4):	$41,000,000
Additional Debt:	None		“As Stabilized” Appraisal Date:	February 6, 2015
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / Springing		Historical NOI(3)
			2012 NOI:	$1,312,233 (December 31, 2012)
Reserves(1)			2011 NOI:	$1,175,691 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$698,300 (December 31, 2010)
Taxes:	$366,667	$91,667
Insurance:	$0	Springing	Historical Occupancy(3)
Replacement:	$0	$5,050	Current Occupancy(5):	82.0% (February 28, 2013)
TI/LC:	$0	$33,668	2011 Occupancy:	69.8% (December 31, 2011)
Rent Abatement Reserve:	$1,246,707	$0	2010 Occupancy:	60.5% (December 31, 2010)
Earnout Reserve(2):	$4,500,000	$0
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   The Cut-off Date LTV and debt yield calculations are based on the Cut-off Date Balance net of the $4.5 million earnout reserve. The Balloon LTV is calculated using the maturity balance without any adjustment for the earnout. Both the Cut-off Date LTV and Balloon LTV use the as-is appraised value of $35.0 million. Based on the as-stabilized value of $41.0 million and the gross loan amount, the Cut-off Date LTV is 75.0%.
(3)   The sponsor purchased the 20 Church Street Property in 2006 when it was 19.8% occupied and has invested approximately $20.5 million in renovations, leasing, and improvements. As a result, the sponsor leased the 20 Church Street Property to its current occupancy of 82.0%. The steady increase in occupancy is the primary driver for the historical NOI increases. The increase in NOI from 2012 to the UW can be primarily attributed to the Care Centrix, Inc. expansion lease, which was executed in December of 2012, and the conclusion of free rent periods for several recent leases.
(4)  The as-stabilized appraised value concludes a stabilized occupancy of 90.0% and the associated increase in revenue to derive the $41.0 million valuation.
(5)   The borrower is in the process of negotiating a further expansion with Care Centrix, Inc. for 24,647 sq. ft. as well as a new lease to MetroHartford for 15,000 sq. ft. The execution of both leases would increase occupancy to 91.8%.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$76
Balloon Balance / Sq. Ft.:	$62
Cut-off Date LTV(2):	75.0%
Balloon LTV(2):	71.1%
Underwritten NOI DSCR:	1.51x
Underwritten NCF DSCR:	1.27x
Underwritten NOI Debt Yield(2):	10.8%
Underwritten NCF Debt Yield(2):	9.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Church Street Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 20 Church Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,750,000 75.0% 1.27x 10.8%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF		% of Total U/W Base Rent	Lease Expiration
Cantor Colburn LLP	NR/NR/NR	60,612	15.0%	$20.06		17.4%	12/31/2025
Care Centrix, Inc.	NR/NR/NR	49,294	12.2%	$20.00		14.1%	11/30/2023	(2)
Edwards Wildman Palmer LLP	NR/NR/NR	28,154	7.0%	$23.34		9.4%	2/29/2020	(3)
HUD	AAA/Aaa/AA+	24,647	6.1%	$24.04		8.5%	10/31/2020	(4)
Marsh USA Inc.	BBB+/Baa2/BBB	24,647	6.1%	$22.75		8.0%	5/31/2022	(5)
Total Major Tenants		187,354	46.4%	$21.42		57.4%
Remaining Tenants		143,822	35.6%	$22.18	(6)	42.6%
Total Occupied Collateral		331,176	82.0%	$21.74	(6)	100.0%
Vacant		72,839	18.0%
Total		404,015	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease. Ratings shown for HUD are those of the United States Government.
(2)	Care Centrix, Inc. has a one-time right to terminate its lease on July 31, 2019 with at least 12 months prior notice and payment of an estimated termination fee equal to $1,700,000 ($34.49 PSF).
(3)
Edwards Wildman Palmer LLP has a one-time right to terminate its lease on March 31, 2016 with prior notice by March 13, 2015 and payment of a termination fee equal to $371,170 ($13.18 PSF) plus any unamortized leasing costs.

(4)	HUD has the right to terminate its lease with 60 days notice starting October 31, 2015.
(5)	Marsh USA Inc. has a one-time right to terminate its lease on May 31, 2018 with at least 12 months prior notice, and a termination fee equal to $578,620 ($23.48 PSF).
(6)
The U/W Base Rent PSF was adjusted to exclude the property management office as well as amenities including a conference center, fitness center, and locker rooms which collectively compromise 9,550 sq. ft. of space and have no associated rent.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.		% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	2	12,392	3.1%	12,392	3.1%	$20.10	(2)	0.8%	0.8%
2013	0	0	0.0%	12,392	3.1%	$0.00		0.0%	0.8%
2014	5	7,308	1.8%	19,700	4.9%	$25.14		2.6%	3.4%
2015	3	4,708	1.2%	24,408	6.0%	$26.69		1.8%	5.2%
2016	1	1,752	0.4%	26,160	6.5%	$20.00		0.5%	5.7%
2017	4	30,195	7.5%	56,355	13.9%	$21.88		9.5%	15.2%
2018	4	17,173	4.3%	73,528	18.2%	$20.32		5.0%	20.2%
2019	0	0	0.0%	73,528	18.2%	$0.00		0.0%	20.2%
2020	3	73,801	18.3%	147,329	36.5%	$23.48		24.8%	45.0%
2021	1	24,647	6.1%	171,976	42.6%	$22.00		7.8%	52.7%
2022	2	49,294	12.2%	221,270	54.8%	$22.38		15.8%	68.5%
2023	1	49,294	12.2%	270,564	67.0%	$20.00		14.1%	82.6%
Thereafter	1	60,612	15.0%	331,176	82.0%	$20.06		17.4%	100.0%
Vacant	NAP	72,839	18.0%	404,015	100.0%	NAP		NAP
Total / Wtd. Avg.	27	404,015	100.0%			$21.74	(2)	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)
Includes the property management office as well as amenities including a conference center, fitness center, and locker rooms which collectively compromise 9,550 sq. ft. of space with no associated rent, and two month-to-month tenants. The Annual U/W Base Rent Per Sq. Ft. was adjusted to exclude the aforementioned 9,550 sq. ft. of space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Church Street Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 20 Church Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,750,000 75.0% 1.27x 10.8%

The Loan.  The 20 Church Street loan (the “20 Church Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 23-story Class A office building totaling 404,015 sq. ft. of gross leasable area in the central business district (“CBD”) of Hartford, Connecticut (the “20 Church Street Property”) with an original principal balance of $30.75 million.  The 20 Church Street Loan has a 10-year term and amortizes on a 30-year schedule.  The 20 Church Street Loan accrues interest at a fixed rate equal to 4.5345% and has a cut-off date balance of $30.75 million.  Loan proceeds were used to retire existing debt of approximately $24.0 million, fund a $4.5 million earnout reserve, return approximately $0.3 million of equity to the borrower, fund other reserves and pay closing costs. Based on the as-is appraised value of $35.0 million as of February 6, 2013, the cut-off date LTV is 75.0% net of the $4.5 million earnout reserve, with remaining implied equity of approximately of $4.3 million. The most recent prior financing of the 20 Church Street Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$30,750,000	100.0%	Loan Payoff	$23,975,201	78.0%
			Earnout Reserve	$4,500,000	14.6%
			Other Reserves	$1,613,374	5.2%
			Closing Costs	$367,929	1.2%
			Return of Equity	$293,496	1.0%
Total Sources	$30,750,000	100.0%	Total Uses	$30,750,000	100.0%

The Borrower / Sponsor.    The borrower, 20 Church Street LLC, is a single purpose Connecticut limited liability company structured to be bankruptcy-remote. The nonrecourse carve-out guarantor and sponsor is Hampshire Partners Fund VI, L.P. and holds 100% interest in the borrower entity. Limited Partners in Hampshire Partners Fund VI, L.P. include the California Public Employee Retirement System, the Colorado Public Employee Retirement System, and Northwestern Mutual Life Insurance Co.

The Hampshire Companies (the controlling partner of Hampshire Partners Fund VI, L.P.), headquartered in Morristown, New Jersey, is a privately-held, fully integrated real estate firm that has more than 50 years of real estate investment experience. The firm currently has $1.0 billion of assets under management and operates a diversified portfolio of 259 properties located in 28 states, totaling over 23.0 million sq. ft.

The Property. The 20 Church Street Property is located in the Hartford CBD, on the corner of Church Street and Main Street, with immediate access to I-84, I-91 and Route 2. Constructed in 1981, the 20 Church Street Property consists of a multi-tenant, 23-story Class A office building totaling 404,015 sq. ft. The borrower acquired the property in 2006 for a reported purchase price of $19.5 million and subsequently invested approximately $20.5 million in renovations, leasing, and improvements. The renovation included office space upgrades as well as improved amenities including concierge services, Wi-Fi capability, a fitness center, and conference facilities. The 20 Church Street Property is located within walking distance of Union Station, the main railway station in Hartford, which provides access to Amtrak and numerous bus companies, and serves as a transportation hub between New York and Boston.

At the time of acquisition in 2006, the 20 Church Street Property was 19.8% occupied. Since acquisition, sponsorship has increased occupancy to 82.0% (as of February 28, 2013) with over 12.2% leased to investment grade tenants. The 20 Church Street Property’s largest tenant, Cantor Colburn LLP, has expanded twice in the past six years and currently accounts for 15.0% of the gross leasable area and 17.4% of the underwritten base rent. In addition, the property’s second largest tenant, Care Centrix, Inc. expanded its space in December 2012 to a total of 49,294 sq. ft. and is in the process of negotiating a further expansion for another full floor at the 20 Church Street Property.

Environmental Matters. The Phase I environmental report dated February 12, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the 20 Church Street Property, which is currently in place.

Major Tenants.

Cantor Colburn LLP (60,612 sq. ft., 15.0% of NRA, 17.4% of U/W Base Rent) Cantor Colburn LLP, which is headquartered at the 20 Church Street Property, provides comprehensive services in all areas of intellectual property law. Ranked as the 7th best patent firm in the country by the magazine Intellectual Property Today, Cantor Colburn LLP has established an international practice serving both domestic and foreign companies. Cantor Colburn LLP employs approximately 300 professionals across five locations and has been in business since 1969. In 2012, Cantor Colburn LLP renewed its existing lease and expanded by an additional 12,000 sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Church Street Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 20 Church Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,750,000 75.0% 1.27x 10.8%

Care Centrix, Inc. (49,294 sq. ft., 12.2% of NRA; 14.1% U/W Base Rent) Care Centrix, Inc. is a benefits management company focused on managing home-based healthcare. Headquartered at the 20 Church Street Property, Care Centrix, Inc. offers a full range of services, including coordination of home nursing, home medical equipment and sleep testing. Care Centrix, Inc. serves more than 30.0 million people through its national network of 7,000 credentialed home healthcare providers, with customer care centers located across the United States. In January 2013, Care Centrix, Inc. relocated its headquarters to the 20 Church Street Property in order to accommodate its growing workforce. Care Centrix, Inc. has more than tripled its employees in Hartford, from 65 in 2008, to 240 as of January 2013. Per the borrower, Care Centrix, Inc. plans to add over 100 employees at the 20 Church Street Property and anticipates bringing more than 300 new jobs to the city over the next five years. Care Centrix, Inc. expanded its space in December 2012 to a total of 49,294 sq. ft. and is in the process of negotiating a further expansion for another full floor at the 20 Church Street Property.

Edwards Wildman Palmer LLP (28,154 sq. ft., 7.0% of NRA, 9.4% of U/W Base Rent) Edwards Wildman Palmer LLP is an Am Law 100 firm with 625 lawyers globally, that specialize in private equity, venture capital, corporate finance, litigation, insurance, reinsurance and intellectual property. Edwards Wildman Palmer LLP was awarded LEED Silver certification for the build out of its space at the 20 Church Street Property in 2010.

U.S. Department of Housing and Urban Development (24,647 sq. ft., 6.1% of NRA; 8.5% of U/W Base Rent) The U.S. Department of Housing and Urban Development (“HUD”) is the United States Federal Government (rated AAA/Aaa/AA+ by Fitch/Moody’s/S&P) agency responsible for affordable housing, as well as community sustainability. The 20 Church Street Property serves as the headquarters for its Connecticut operation.

Marsh USA Inc. (24,647 sq. ft., 6.1% of NRA, 8.0% of U/W Base Rent) Marsh USA Inc. (“Marsh”) is a global insurance brokerage and risk management company, with approximately 26,000 employees who provide advice and transactional capabilities to clients in over 100 countries. Marsh USA Inc. is a wholly owned subsidiary of Marsh & McLennan Companies (NYSE: MMC; rated BBB+/Baa2/BBB by Fitch/Moody’s/S&P), a global team of professional services companies offering clients advice and solutions in the areas of risk, strategy and human capital, with approximately 50,000 employees worldwide and 2012 annual revenue of approximately $11.9 billion.

The Market. The 20 Church Street Property is located in the north central section of the CBD of Hartford, the capital of Connecticut. Hartford has historically supported a large financial services sector, including many high-profile insurance firms, which are major office space users. Top employers include Hartford Financial Services Group, Pratt & Whitney United Technologies, Aetna Inc., Hartford Hospital, and Travelers Insurance Group. Hartford has benefitted from multiple state-funded programs that incentivize companies to relocate or expand in Hartford. Programs include the First Five Program, which Care Centrix, Inc. is a recipient of, as well as the Job Creation Tax Credit Program. According to the appraiser, Hartford's tax assessment revaluation in 2012 reduced Class A property taxes by an average of 20.0%.

The current Class A vacancy rate is approximately 24.5%, which reflects over 1.6 million sq. ft. of available space. Over the last six years, average Class A asking rents in the CBD have remained between $21.00 PSF and $23.00 PSF, illustrating stability during times of varying economic conditions. According to the appraiser, Class A rents in the CBD are currently $22.71 PSF, compared to the average rent for the 20 Church Street Property of $21.74. The following chart summarizes the competitive set as determined by the appraiser.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Church Street Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 20 Church Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,750,000 75.0% 1.27x 10.8%

Summary of Competitive Set(1)
Property Information	NRA (Sq. Ft.)	Year Built	Current Occupancy	Asking Rent
20 Church Street Property	404,015	1981(2)	82.0%	$21.00-$23.00
One State Street	468,162	1982	85.0%	$24.75
CityPlace I	884,669	1983	99.0%	$25.50
CityPlace II	290,542	1989	65.0%	$24.00
Goodwin Square	331,454	1989	48.0%	$22.00
100 Pearl Street	281,182	1989	89.0%	$19.00-$23.00
280 Trumbull Street	675,000	1984	67.0%	$20.00-$22.00
One Financial Plaza	609,266	1974	94.0%	$24.00
State House Square	662,231	1987	94.0%	$24.50
One Constitution Plaza	282,575	1963/2003	86.0%	$23.00
100 Constitution Plaza	221,400	1963/2004	87.0%	$23.00
350 Church Street	280,000	1983/1986	82.0%	$24.00
Total / Wtd. Avg.(3)	4,986,481		83.9%	$19.00-$25.50
(1)	Source: Appraisal
(2)	The 20 Church Street Property has undergone approximately $20.5 million in renovations, leasing, and improvements since 2006.
(3)	Total / Wtd. Avg. excludes the 20 Church Street Property.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent(1)	$4,922,268	$5,512,726	$5,186,406	$6,990,912	$17.30
Value of Vacant Space	0	0	0	1,531,323	3.79
Gross Potential Rent	$4,922,268	$5,512,726	$5,186,406	$8,522,234	$21.09
Total Recoveries	426,917	398,407	201,688	251,147	0.62
Total Other Income	11,125	65,173	40,678	5,736	0.01
Less: Vacancy(2)	0	0	0	(1,531,323)	(3.79)
Effective Gross Income	$5,360,310	$5,976,306	$5,428,772	$7,247,795	$17.94
Total Operating Expenses(3)	4,662,010	4,800,615	4,116,539	4,404,935	10.90
Net Operating Income	$698,300	$1,175,691	$1,312,233	$2,842,860	$7.04
TI/LC	0	0	0	402,386	1.00
Capital Expenditures	0	0	0	60,602	0.15
Net Cash Flow	$698,300	$1,175,691	$1,312,233	$2,379,872	$5.89

(1)
U/W Base Rent includes $142,816 of contractual rent steps through December 31, 2013.  The steady increase in occupancy over the last several years, from 60.5% in 2010 to 82.0% as of February 2013, is the primary driver for the historical Base Rent increases. The increase in Base Rent from 2012 to the UW can be primarily attributed to the Care Centrix, Inc. expansion lease, which was executed in December 2012, and the conclusion of free rent periods for several recent leases (including Cantor Colburn LLP and Care Centrix, Inc.).

(2)	U/W Vacancy is based on in-place economic vacancy of 17.5%. The 20 Church Street Property is currently 82.0% physically occupied, in line with the CBD office submarket physical occupancy of 83.0%.
(3)	The decrease in expenses from 2011 to 2012 is primarily a result of lower taxes due to a city-wide reassessment.

Property Management.    The 20 Church Street Property is managed by The Hampshire Companies, LLC, an affiliate of the sponsor.

Lockbox / Cash Management.    The 20 Church Street Loan is structured with a hard lockbox and springing cash management. In place cash management and an excess cash flow sweep are required upon (i) an event of default, (ii) bankruptcy action of the borrower, the sponsor, or the property manager, (iii) the occurrence of a HUD Trigger Event, (iv) the occurrence of a Marsh Trigger Event or (v) the failure of the borrower at the end of any calendar quarter to maintain a debt service coverage ratio of (a) 1.15x until the earlier of (1) April 6, 2014 or (2) the date of the first disbursement of the earnout reserve fund, and (b) 1.20x thereafter.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Church Street Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 20 Church Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,750,000 75.0% 1.27x 10.8%

A “HUD Trigger Event” will occur upon the earliest to occur of (i) the date upon which HUD vacates or otherwise “goes dark,” (ii) the date upon which HUD delivers to the borrower written notice of its intent to vacate or not to renew its lease or (iii) nine months prior to the then current lease expiration date of the HUD lease, if HUD has not renewed its lease on or prior to such date.

A “Marsh Trigger Event” will occur upon the earliest to occur of (i) the date upon which Marsh vacates or otherwise “goes dark,” (ii) the date upon which Marsh delivers to the borrower written notice of its intent to vacate or not to renew its lease or (iii) 12 months prior to the then current lease expiration date of the Marsh lease if a lease renewal or extension by Marsh or a new lease to an acceptable replacement tenant or a new lease for such space, as determined by the lender, has not occurred on or prior to such date.

Initial Reserves.    At closing, the borrower deposited (i) $366,667 into a tax reserve account and (ii) $1,246,707 into a rent abatement reserve account to supplement rent for tenants still in free rent periods.

Earnout Reserve. At closing, the borrower deposited $4,500,000 into an earnout reserve. Provided there is no event of default, funds from the earnout reserve will be released prior to April 6, 2016 to the borrower upon request, in increments of no less than $500,000 so long as, after giving effect to the disbursement of funds from the earnout reserve, (1) the underwritten debt service coverage ratio is no less than 1.45x and (2) the underwritten net cash flow debt yield is no less than 9.0% based on tenants in occupancy and paying full unabated rent. If funds remain in the earnout reserve after April 6, 2016, such amounts are to be transferred to the rollover reserve to be used for tenant improvements and leasing commissions in connection with executed leases.

Ongoing Reserves.   On a monthly basis, the borrower is required to deposit (i) 1/12 of the required annual taxes, which currently equates to $91,667, (ii) $5,050 into a replacement reserve account subject to a cap of $121,205 and (iii) $33,668 into a TI/LC reserve account. Additionally, the borrower will be required to deposit monthly insurance reserves upon (i) an event of default or (ii) failure by the borrower to provide evidence of timely payment of all required insurance premiums.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Church Street Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 20 Church Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,750,000 75.0% 1.27x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 Church Street Hartford, CT 06103	Collateral Asset Summary – Loan No. 8 20 Church Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,750,000 75.0% 1.27x 10.8%

20 Church Street
20 Church Street
Hartford, CT 06103
HARTFORD
DOWNTOWN
FROG HOLLOW
SOUTH GREEN
SHELDON CHARTER OAK
WALNUT ST
MAIN ST
N CHAPEL ST
GARDEN ST
CHURCH ST
ALLYN ST
ASYLUM ST
PEARL ST
JEWELL ST
ELM ST
TRINITY ST
HIGH ST
ANN UCCELLO ST
PRATT ST
TALCOTT ST
TEMPLE ST
MARKET ST
TRUMBULL ST
LEWIS ST
GROVE ST
PROSPECT ST
COLUMBUS BLVD
FOUNDERS BRG
CAPITOL AVE
WHITEHEAD HIGHWAY
RUSS ST
HUNGERFORD ST
CHARTER OAK AVE
WYLLYS ST
US IRS Bldg
Union Station
Holiday Inn
Homewood Suites
Hilton
XL Center
280
Capital Community College
Goodwin Square
City Place
State House Square
Constitution Plaza
Hartford Steam Boiler Building
55 On the Park
Phoenix Mutual Life Insurance Building
Connecticut Science Center
Travelers Tower
Bushnell Towers
Wadsworth Atheneum
Travelers Plaza Building
Connecticut Convention Center
Bushnell Park
CT State Capitol
Dept. of Emergency Management
Pulaski Circle
Columbus Park
Barnaby Park
Connecticut River
84
6
91
Enfield
Tolland
Windsor
Bloomfield
Torrington
Vernon
Hartford
Newington
New Britain
Middletown
Waterbury
Meriden
Wallingford
8
2
9
691
CARTIFACT.
MAP © 2013 CARTIFACT · DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Colorado, Arizona, Maryland	Collateral Asset Summary – Loan No. 9 Summit Hotel Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,650,000 65.1% 1.85x 13.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado, Arizona, Maryland	Collateral Asset Summary – Loan No. 9 Summit Hotel Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,650,000 65.1% 1.85x 13.3%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank National Association		Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Acquisition			Limited Service / Extended Stay
Sponsor(1):	Summit Hotel OP, LP		Property Type:	Hospitality
Borrower:	Summit Hospitality XIV, LLC		Collateral:	Fee Simple
Original Balance:	$22,650,000		Location:	Colorado, Arizona, Maryland
Cut-off Date Balance:	$22,650,000		Year Built / Renovated:	1997-2000 / 2007-2012
% by Initial UPB:	2.4%		Rooms:	385
Interest Rate:	4.5200%		Property Management:	Select Hotels Group, L.L.C.
Payment Date:	1st of each month		Underwritten NOI:	$3,007,403
First Payment Date:	May 1, 2013		Underwritten NCF:	$2,551,778
Maturity Date:	April 1, 2023		Appraised Value:	$34,800,000
Amortization:	360 months		Appraisal Date:	November – December 2012
Additional Debt:	None
Call Protection(2):	L(24), D(93), O(3)		Historical NOI
Lockbox / Cash Management:	Hard / Springing		2012 NOI:	$3,046,685 (December 31, 2012)
			2011 NOI:	$3,114,808 (December 31, 2011)
Reserves(3)			2010 NOI:	$3,121,317 (December 31, 2010)
	Initial	Monthly
Taxes:	$141,665	$47,180	Historical Occupancy
Insurance:	$0	Springing	Current Occupancy:	75.5% (December 31, 2012)
FF&E(4):	$40,176	$40,176	2011 Occupancy:	77.2% (December 31, 2011)
Required Repairs:	$239,738	NAP	2010 Occupancy:	75.3% (December 31, 2010)
PIP Reserve:	$3,729,449	$0
(1)   The sponsor is also the sponsor under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as Summit Hotel Portfolio III, which has a cut-off date balance of $22.0 million.
(2)   See “Partial Release” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   Ongoing monthly FF&E shall be equal to 1/12 of 4.0% of the greater of the (a) total gross income from operations for the immediately preceding calendar year and (b) total projected gross income from operations set forth in the approved annual budget for the immediately following calendar year.

Financial Information
Cut-off Date Balance / Room:	$58,831
Balloon Balance / Room:	$47,596
Cut-off Date LTV:	65.1%
Balloon LTV:	52.7%
Underwritten NOI DSCR:	2.18x
Underwritten NCF DSCR:	1.85x
Underwritten NOI Debt Yield:	13.3%
Underwritten NCF Debt Yield:	11.3%

Property Summary
Property	Location	Metropolitan Statistical Area	# of Rooms	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Hyatt House – Denver Tech Center	Englewood, CO	Denver-Aurora-Broomfield	135	1997 / 2007	$8,900,000	$13,700,000	86.0%
Hyatt Place – Old Town Scottsdale	Scottsdale, AZ	Phoenix-Mesa-Scottsdale	127	1998 / 2012	$7,000,000	$10,700,000	64.5%
Hyatt Place – Owings Mills	Owings Mills, MD	Baltimore-Towson	123	2000 / 2012	$6,750,000	$10,400,000	75.3%
Total / Wtd. Avg.			385		$22,650,000	$34,800,000	75.5%
(1)	Occupancy based on borrower’s operating statements as of December 31, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado, Arizona, Maryland	Collateral Asset Summary – Loan No. 9 Summit Hotel Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,650,000 65.1% 1.85x 13.3%

The Loan.  The Summit Hotel Portfolio II loan (the “Summit Hotel Portfolio II Loan”) is a $22,650,000, fixed rate loan secured by the borrower’s fee simple interest in two limited service and one extended stay hotels located in three states (each a “Property” and together the “Summit Hotel Portfolio II Properties” or “Portfolio”) as detailed in the Property Summary table above.  All of the Summit Hotel Portfolio II Properties are located in major metropolitan areas.  The Summit Hotel Portfolio II Loan has a 10-year term, and amortizes on a 30-year amortization schedule. The Summit Hotel Portfolio II Loan accrues interest at 4.5200%.  Loan proceeds were utilized to recapitalize a portion of the acquisition of the Summit Hotel Portfolio II Properties in October 2012 for a purchase price of approximately $32.81 million, and fund closing costs and upfront reserves. Based on the appraised value of $34.8 million as of November and December 2012, the cut-off date LTV is 65.1%.  The most recent prior financings of the Summit Hotel Portfolio II Properties were not included in securitizations.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$22,650,000	60.6%	Purchase Price	$32,810,000	87.8%
Borrower Equity	$14,705,812	39.4%	Reserves	$4,151,027	11.1%
			Closing Costs	$394,785	1.1%
Total Sources	$37,355,812	100.0%	Total Uses	$37,355,812	100.0%

The Borrower / Sponsor / Operators. The borrower, Summit Hospitality XIV, LLC (the “Borrower”), is a single member Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  Summit Hotel OP, LP (the “Sponsor”), a Delaware limited partnership is the nonrecourse carve-out guarantor for the Summit Hotel Portfolio II Loan. Summit Hotel TRS 007, LLC, Summit Hotel TRS 027, LLC and Summit Hotel TRS 098, LLC (individually an “Operator” and collectively, the “Operators”), each a Delaware limited liability company operate one of the three individual Properties. The Operators are affiliates of the Borrower and the Sponsor.

The Sponsor is controlled by Summit Hotel Properties, Inc. (NYSE:INN). Summit Hotel Properties, Inc. (“Summit”) focuses primarily on acquiring and owning premium-branded, select-service hotels in the upscale and upper midscale segments of the U.S. lodging industry.  Summit currently owns a portfolio of 91 hotels with a total of 10,309 guest rooms located in 22 states. Their core franchise brands include Marriott, Hilton, Hyatt and InterContinental, which account for approximately 95% of their portfolio.  Based on total number of rooms, approximately 69% of Summit’s portfolio is positioned in the top 50 metropolitan statistical areas, or MSAs, and approximately 85% is located within the top 100 MSAs.

The Properties

Hyatt House – Denver Tech Center (39.3% of the Summit Hotel Portfolio II Loan)

Property Information. The Hyatt House – Denver Tech Center  is a three-story extended stay hotel built in 1997 containing 135 guest rooms (51 king suites, 84 double queen suites), 1,100 square feet of meeting space, business center, fitness center and an outdoor swimming pool, whirlpool and BBQ pavilion.  Guest suites feature a fully equipped kitchen (full size refrigerator, microwave oven, dishwasher and stove) as well as full living areas with separate bedrooms, 42-inch flat panel television, DVD player and complimentary wired or Wi-Fi high speed internet.  Amenities include complimentary full breakfast, evening reception and complimentary on-site parking for 139 vehicles.  The Property underwent a complete renovation when it was converted to a Hyatt House in 2007, including rooms, hard goods, soft goods, and common areas.  From 2008 through 2011 approximately $251,850 was spent on capital expenditures at the property and $2,030,735 ($15,042 per room) is expected to be spent over the next two years under the property improvement plan.  Based on the appraisal dated November 27, 2012, the Property was valued at $13.7 million or $101,481 per room.

The Market.  The Property is located in Englewood, Colorado, approximately 15 miles southeast of downtown Denver along Interstate 25 within the Denver-Aurora-Broomfield Metropolitan Statistical Area (“MSA”).  Immediate local demand drivers for the Property include the Denver Technology Center, a 909-acre development which is home to approximately 1,000 companies, 35,000 employees and 9.4 million sq. ft. of office space; Meridian International Business Center, a 1,692-acre business park; Centennial Promenade, a 529,115 sq. ft. retail power center anchored by IKEA; and Park Meadows Mall, a 1.57 million sq. ft. regional mall anchored by Nordstrom’s, Macy’s, Dillard’s, and JC Penney.  Corporate demand drivers in the market include CH2M Hill, New Mount Mining, Trizetto, Kiewitt, Oracle, Great Western Life, Sprint, Verizon, IBM and EcoStar/Dish Network.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado, Arizona, Maryland	Collateral Asset Summary – Loan No. 9 Summit Hotel Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,650,000 65.1% 1.85x 13.3%

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)
Hyatt House – Denver Tech Center Property	2010	2011	2012
Occupancy	81.3%	84.6%	86.0%
ADR	$92.60	$97.58	$99.55
RevPAR	$75.25	$82.59	$85.59
Competitive Set(2)	2010	2011	2012
Occupancy	67.1%	67.5%	71.7%
ADR	$86.35	$87.92	$93.39
RevPAR	$57.95	$59.34	$66.92
Penetration	2010	2011	2012
Occupancy	121.1%	125.4%	120.0%
ADR	107.2%	111.0%	106.6%
RevPAR	129.8%	139.2%	127.9%
(1)
Source: Hospitality research report.  Variances between the underwriting and the above tables with respect to Occupancy, ADR and RevPAR at the Summit Hotel Portfolio II Properties are attributable to variances in reporting methodologies and/or timing differences.

(2)
Competitive Set includes: Residence Inn Denver Tech Center, Courtyard Denver Tech Center, Staybridge Suites Denver Tech Center, Staybridge Suites Denver South Park Meadows, Residence Inn Denver South Park Meadows Mall, and Homewood Suites Denver Tech Center.

Primary Competitive Set(1)(2)
Property	Rooms	Transient(3)	Meeting & Group	Extended Stay	Occupancy	ADR	RevPAR
Hyatt House – Denver Tech Center Property	135	35%	10%	55%	84.6%	$97.58	$82.59
Residence Inn Denver Tech Center	128	35%	10%	55%	73.0%	$90.00	$65.70
Courtyard Denver Tech Center	155	80%	15%	5%	54.0%	$100.00	$54.00
Staybridge Suites Denver Tech Center	128	45%	10%	45%	67.0%	$70.00	$46.90
Staybridge Suites Denver South Park Meadows	115	40%	10%	50%	72.0%	$77.00	$55.44
Residence Inn Denver South Park Meadows Mall	112	35%	10%	55%	82.0%	$87.00	$71.34
Homewood Suites Denver Tech Center	113	40%	10%	50%	62.0%	$105.00	$65.10
Totals/Averages	886	44%	11%	45%	70.7%	$89.51	$63.01
(1)	Source: Appraisal
(2)	Estimated 2011 performance.
(3)	Includes commercial and leisure demand.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado, Arizona, Maryland	Collateral Asset Summary – Loan No. 9 Summit Hotel Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,650,000 65.1% 1.85x 13.3%

Hyatt Place – Old Town Scottsdale (30.9% of the Summit Hotel Portfolio II Loan)

Property Information.  The Hyatt Place – Old Town Scottsdale is a six story, limited-service hotel built in 1998 containing 127 guest rooms (69 king, 58 double queen), 900 sq. ft. of meeting space, business and fitness centers, breakfast room and an outdoor swimming pool.  Additional amenities include a complimentary continental breakfast, café/lounge offering Starbucks coffee and evening reception, grab-and-go snack bar and complimentary on-site parking for 88 vehicles.  Guest rooms feature divided living and sleeping areas, a king or two double beds, media and work center with 32-inch flat panel HDTV, an oversized sleeper sofa, wet bar, mini refrigerator, and complimentary Wi-Fi.  The Property underwent a complete renovation when it was converted to a Hyatt Place in 2006, including rooms, hard goods, soft goods, and common areas.  Approximately $1.39 million was spent on capital expenditures at the Property between 2008 and 2012, of which $1.03 million ($8,110 per room) was spent in 2012 on guest room renovations, which resulted in the removal of 4,310 room nights.  In addition, it is expected that approximately $310,554 ($2,445 per room) will be spent over the next two years under the property improvement plan.  Based on the November 19, 2012 appraisal, the Property was valued at $10.7 million or $84,252 per room.

The Market.  The Property is located in downtown Scottsdale, Arizona approximately 12 miles east of downtown Phoenix and 11 miles northwest of Mesa, within the Phoenix-Mesa-Scottsdale MSA.  More specifically, the Property is located in the heart of Old Town Scottsdale, on the north side of East 3rd Avenue approximately two miles west of State Route 101 and approximately nine miles north of Sky Harbor International Airport.  Old Town is characterized by pedestrian oriented streets, old fashion stores, restaurants, nightlife and western art galleries.  In addition to Old Town, local area attractions include Salt River Fields, the spring training facility to the Arizona Diamondbacks and Colorado Rockies; Westworld, a nationally recognized equestrian center and events facility; and Scottsdale Airpark, an 8.2 million sq. ft. office and retail district.  The Scottsdale Fashion Square Mall, a 1.9 million sq. ft. regional mall anchored by Barneys New York, Nordstrom, Dillard’s and Macy’s, is located 0.5 miles from the Property.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)
Hyatt Place – Old Town Scottsdale Property	2010	2011	2012
Occupancy	70.3%	72.6%	64.3%
ADR	$98.61	$105.21	$109.00
RevPAR	$69.29	$76.35	$70.12
Competitive Set(2)	2010	2011	2012
Occupancy	64.7%	66.8%	66.5%
ADR	$96.47	$98.99	$99.64
RevPAR	$62.41	$66.10	$66.30
Penetration	2010	2011	2012
Occupancy	108.6%	108.7%	96.7%
ADR	102.2%	106.3%	109.4%
RevPAR	111.0%	115.5%	105.8%
(1)
Source: Hospitality research reports.  Variances between the underwriting and the above tables with respect to Occupancy, ADR and RevPAR at the Summit Hotel Portfolio II Properties are attributable to variances in reporting methodologies and/or timing differences.

(2)	Competitive Set includes Hilton Garden Inn Scottsdale Old Town, Courtyard Scottsdale Old Town, Hotel Indigo Scottsdale, and Holiday Inn Express & Suites Scottsdale Old Town.

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy	ADR	RevPAR
Hyatt Place – Old Town Scottsdale Property	127	50%	17%	33%	72.6%	$105.21	$76.35
Hilton Garden Inn Scottsdale Old Town	199	50%	20%	30%	66.0%	$114.00	$75.24
Courtyard Scottsdale Old Town	180	60%	20%	20%	71.0%	$85.00	$60.35
Hotel Indigo Scottsdale	126	20%	30%	50%	64.0%	$102.00	$65.28
Holiday Inn Express & Suites Scottsdale Old Town	122	55%	15%	30%	44.0%	$88.00	$38.72
Totals/Averages	754	47%	20%	33%	63.5%	$98.84	$63.19
(1)	Source: Appraisal
(2)	Estimated 2011 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado, Arizona, Maryland	Collateral Asset Summary – Loan No. 9 Summit Hotel Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,650,000 65.1% 1.85x 13.3%

Hyatt Place – Owings Mills (29.8% of the Summit Hotel Portfolio II Loan)

Property Information.  The Hyatt Place – Owings Mills is a six story, limited-service hotel built in 2000 containing 123 guest rooms (81 king, 42 double queen), 975 sq. ft. of meeting space, business and fitness centers, breakfast room and an indoor swimming pool and whirlpool.  Additional amenities include a complimentary continental breakfast, café/lounge offering Starbucks coffee and evening reception, 24/7 guest kitchen featuring made to order snacks and complimentary on-site parking for 157 vehicles.  Guest rooms feature divided living and sleeping areas, a king or two double beds, media and work center with 42-inch flat panel HDTV, an oversized sleeper sofa, wet bar, mini refrigerator, and complimentary Wi-Fi.  The Property underwent a complete renovation when it was converted to a Hyatt Place in 2007, including rooms, hard goods, soft goods, and common areas.  Approximately $791,525 was spent on capital expenditures at the Property between 2008 and 2012, of which $410,000 ($3,333 per room) was spent in 2012 on guest bathroom renovations.  In addition, it is expected that approximately $642,270 ($5,222 per room) will be spent over the next two years under the property improvement plan.  Based on the December 1, 2012 appraisal, the Property was valued at $10.4 million or $84,553 per room.

The Market.  The Property is located in Owings Mills, Maryland, approximately 13 miles northwest of downtown Baltimore and 30 miles north of Washington, DC within the Baltimore-Towson MSA.  More specifically, the Property is located south of Interstate 795, at the interchange of Painters Mill Road and Red Run Boulevard and south of the Owings Mills Metro Subway Station.  Commercial demand in the Property’s market area is generated by a wide array of corporate tenants in the area including Legg Mason, Blue Cross / Care First, Baltimore Spice, Levin Group, T Rowe Price, ADP, AON and the Baltimore Ravens whose training facility is located approximately three miles from the Property.  Future demand is anticipated from Metro Centre at Owings Mills, a mixed use development adjacent to the Owings Mills Metro Subway Station and Owings Mills Mall, which upon completion of the south parcel will include approximately 534,775 sq. ft. of office and 209,845 sq. ft. of retail space.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)
Hyatt Place – Owings Mills Property	2010	2011	2012
Occupancy	74.0%	73.7%	72.5%
ADR	$101.67	$104.60	$106.01
RevPAR	$75.22	$77.13	$76.82
Competitive Set(2)	2010	2011	2012
Occupancy	61.2%	60.1%	62.0%
ADR	$100.03	$101.87	$104.52
RevPAR	$61.19	$61.20	$64.78
Penetration	2010	2011	2012
Occupancy	121.0%	122.8%	116.9%
ADR	101.6%	102.7%	101.4%
RevPAR	122.9%	126.0%	118.6%
(1)
Source: Hospitality research reports.  Variances between the underwriting and the above tables with respect to Occupancy, ADR and RevPAR at the Summit Hotel Portfolio II Properties are attributable to variances in reporting methodologies and/or timing differences.

(2)	Competitive Set includes Courtyard Baltimore Hunt Valley, Holiday Inn Timonium, Hilton Garden Inn Owings Mills, and Hampton Inn Owings Mills.

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure	Extended Stay	Occupancy	ADR	RevPAR
Hyatt Place – Owings Mills Property	123	60%	15%	20%	5%	73.7%	$104.60	$77.13
Courtyard Baltimore Hunt Valley	146	60%	15%	20%	5%	66.0%	$119.00	$78.54
Holiday Inn Timonium	146	50%	25%	20%	5%	50.0%	$108.00	$54.00
Hilton Garden Inn Owings Mills	160	55%	20%	20%	5%	60.0%	$127.00	$76.20
Hampton Inn Owings Mills	105	55%	15%	25%	5%	66.0%	$96.00	$63.36
Totals/Averages	680	56%	18%	21%	5%	63.1%	$110.92	$69.85
(1)	Source: Appraisal
(2)	Estimated 2011 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado, Arizona, Maryland	Collateral Asset Summary – Loan No. 9 Summit Hotel Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,650,000 65.1% 1.85x 13.3%

Environmental Matters.   The Phase I environmental reports dated September 11, 2012 recommended no further action at the Hyatt House - Denver Tech Center and Hyatt Place - Owings Mills Properties. The Phase I environmental report dated September 11, 2012 identified that a portion of the Hyatt Place - Old Town Scottsdale Property was located in the North Indian Bend Wash Superfund Site established in the 1980s and recommended no further action based on the offsite responsible parties which include Motorola Inc., Siemens Corporation and GlaxoSmithKline, the depth of the contaminated groundwater and ongoing remedial actions being performed under oversight of the United States Environmental Protection Agency.

Cash Flow Analysis.

Portfolio Cash Flow Analysis
	2010	2011	2012	U/W	U/W Per Room
Occupancy	75.3%	77.2%	75.5%	75.5%
ADR	$97.30	$102.09	$102.96	$102.96
RevPAR	$73.28	$78.79	$77.74	$77.74

Room Revenue	$10,297,152	$11,071,554	$10,953,678	$10,923,750	$28,373
F&B Revenue	402,328	452,161	399,338	398,246	1,034
Other Revenue	99,492	104,777	68,813	68,625	178
Total Dept. Revenues	$10,798,972	$11,628,492	$11,421,829	$11,390,622	$29,586
Total Dept. Expenses	3,644,567	3,758,597	3,857,229	3,846,690	9,991
Total Dept. Profit	$7,154,405	$7,869,895	$7,564,600	$7,543,932	$19,595
Total Undistributed Expenses	3,345,088	4,075,749	3,860,916	3,900,853	10,132
Total Fixed Charges	688,000	679,338	656,999	635,675	1,651
Net Operating Income	$3,121,317	$3,114,808	$3,046,685	$3,007,403	$7,811
FF&E	0	0	0	455,625	1,183
Net Cash Flow	$3,121,317	$3,114,808	$3,046,685	$2,551,778	$6,628

Property Management. The Summit Hotel Portfolio II Properties are managed by Select Hotels Group, L.L.C., pursuant to three separate hotel management agreements.  Select Hotels Group, L.L.C. is a hotel management company of Hyatt Hotels Corporation. The hotel management agreements expire on October 5, 2032. In the event that the hotel management agreements are terminated for any reason, the respective Operator shall commence application procedures to apply for a franchise agreement with Hyatt Place Franchising, L.L.C. ("Franchisor"). Franchisor shall review the application in good faith and if Franchisor approves such application Franchisor shall issue a franchise agreement to Operator for the respective Property which shall continue until October 5, 2032.

Lockbox / Cash Management. The Summit Hotel Portfolio II Loan is structured with in place collection accounts and springing cash management. Upon the occurrence of any of the following (each a “Cash Sweep Event”):  (i) an event of default, (ii) the debt service coverage ratio based on the trailing six month period is less than 1.20x (“Debt Trigger Event”), (iii) a default occurs beyond any cure period under a hotel management agreement or future franchise agreement and such default has not been waived or is not curable, the Borrower or any Operator enters into a replacement management or franchise agreement without lender’s consent or any management agreement, franchise agreement or any replacement agreements hereof are terminated or amended in any material way without lender consent (each a “Franchise Trigger Event”) or (iv) the occurrence of the date that is six months prior to any hotel management or franchise agreement expiration date (“Franchise Renewal Trigger”), all excess cash flow from all Properties shall be deposited into the cash management account controlled by the lender except in the case of a Franchise Renewal Trigger for which all excess cash flow attributable to such individual Property shall be deposited into the cash management account controlled by the lender. All such excess cash flow shall be held as additional collateral for the Summit Hotel Portfolio II Loan. Unless a Cash Sweep Event has occurred, all cash deposited into the collection accounts are swept daily into borrower controlled account(s). In the event a Franchise Renewal Trigger is cured in accordance with the Summit Hotel Portfolio II Loan documents, 120% of the amount of any required future PIP renovations under any replacement hotel management agreement or franchise agreement shall be deposited into a required future PIP renovations reserve from amounts held as additional collateral for the Summit Hotel Portfolio II Loan pursuant to a Franchise Renewal Trigger.

Initial Reserves. At closing, the Borrower deposited (i) $239,738 into the required repair reserve, (ii) $141,665 in the tax reserve, (iii) $40,176 in the replacement reserve, and (iv) $3,729,449 in the current PIP renovation reserve.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado, Arizona, Maryland	Collateral Asset Summary – Loan No. 9 Summit Hotel Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,650,000 65.1% 1.85x 13.3%

Ongoing Reserves. The Borrower is required to deposit on a monthly basis to (i) the tax reserve account, 1/12 of the real estate taxes payable during the next twelve months, which currently equates to $47,180, (ii) the insurance reserve account, 1/12 of the cost of the annual premium to renew the required insurance policies; provided, however, the Borrower is not required to make such deposits as long as the Borrower maintains blanket insurance unless the lender elects to require the Borrower to fund the monthly insurance reserve following (a) any notice of cancellation, termination or lapse or actual cancellation, termination or lapse of such blanket policy, (b) the Borrower’s failure to deliver evidence of insurance or (c) an event of default occurs, and (iii) the replacement reserve equal to the greater of (a) the monthly amount required under any hotel management or franchise agreement and (b) 1/12 of 4.0% of the greater of (x) total gross income from operations for the preceding calendar year and (y) total projected gross income from operations set forth in an approved annual budget for the following calendar year.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Partial Release. The Summit Hotel Portfolio II Loan documents permit the Borrower to obtain a release of a Property from the lien of the related mortgage after the lockout period, subject to, among other things, (i) no event of default has occurred and is continuing under the loan documents; (ii) delivery of defeasance collateral in an amount greater than 125% of the allocated loan amount or 80% of the proceeds from the sale of the applicable Property; (iii) the debt service coverage ratio for the remaining Summit Hotel Portfolio II Properties based upon a trailing 12 month period being no less than the greater of (a) the debt service coverage ratio prior to release and (b) the debt service coverage ratio existing at loan closing; (iv) the loan to value ratio for the remaining Summit Hotel Portfolio II Properties shall be no greater than the lesser of (a) the loan to value existing at loan closing and (b) the loan to value prior to release as determined by any commercially reasonable method; and (v) the debt yield for the remaining Summit Hotel Portfolio II Properties shall be no less than the greater of (a) the debt yield prior to release and (b) the debt yield existing at loan closing.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Colorado, Arizona, Maryland	Collateral Asset Summary – Loan No. 9 Summit Hotel Portfolio II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,650,000 65.1% 1.85x 13.3%

Hyatt House-Denver Tech Center
9280 East Costilla Avenue
Englewood, CO 80112
Denver
Wheat Ridge
Edgewater
Applewood
Golden
Sports Authority Field at Mile High
Pepsi Center
Elitch Gardens
Lakewood
Glendale
Aurora
Buckley Air National Guard
Genesee
Kittredge
Evergreen
Indian Hills
Morrison
Sheridan
Cherry Hills Village
University of Denver
Bow Mar
Englewood
Denver Tech Center
Littleton
Columbine
Centennial
Foxfield
Denver Broncos Training/Executive Facilities
Centennial Airport
Centennial Promenade
Park Meadows Mall
Ken Caryl
Aspen Park
Highlands Ranch
Meridian International Business Park
Parker

Hyatt Place-
Old Town Scottsdale
7300 East Third Avenue
Scottsdale, AZ 85251
Glendale
North Central Heights
Paradise Valley
Provence
Northern Crossing
Handell Villa
Maryvale Park
Cardinals Stadium
Phoenix Spectrum Mall
Grand Canyon University
Glendale Ave
Camelback Lands
Salt River Fields at Talking Stick
Camelback Colonnade
Biltmore Fashion Park
Camelback Rd
Scottsdale Fashion Square Mall
Indian School Rd
Bel Air
Raintree Gardens
Thomas Rd
Scottsdale Stadium
Westridge Shadows
Veterans Memorial Coliseum
Arcadia Crossing
Scottsdale
McDowell Rd
Papago Fwy
Tolleson
Coronado Commerceplex
Wormsers
US Airways Center
Chase Field
Downtown
Phoenix Sky Harbor Intl Airport
Casino Arizona
Phoenix Stadium
Tempe Marketplace
Mill Avenue
Sun Devil Stadium
ASU
Westwood Plaza
Phoenix
Park Phoenix
Tempe
Mesa

Hyatt Place-Owings Mills
4730 Painters Mill Road
Owings Mills, MD 21117
Timonium
St Thomas Shopping Center
Garrison Forest School
Valley Center Shopping Center
McDonogh School
Baltimore Ravens
Hampton
Perry Hall
Towson
Goucher College
Towson University
Towson Place
White Marsh
Carney
Owings Mills
Pikesville
Johns Hopkins Univ-mt Washington
Parkville
White Marsh Mall
Randallstown
Reisterstown Road Plaza
Pimlico Race Track
Loyola University Maryland
Marriottsville
Lochearn
Morgan State University
Middle River
Woodstock
Johns Hopkins University
Woodlawn
Rosedale
Security Square Mall
Mondawmin Mall
West Friendship
Baltimore
Eastpoint Mall
Oriole Park At Camden Yards
M&T Bank Stadium
Ellicott City
Catonsville
Univ Of Maryland Baltimore County
Dundalk
Arbutus
Chesapeake Bay
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Florida, Illinois	Collateral Asset Summary – Loan No. 10 Summit Hotel Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.9% 2.06x 14.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Illinois	Collateral Asset Summary – Loan No. 10 Summit Hotel Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.9% 2.06x 14.6%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank National Association		Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Acquisition		Property Type:	Limited Service Hospitality
Sponsor(1):	Summit Hotel OP, LP		Collateral:	Fee Simple
Borrower:	Summit Hospitality 19, LLC		Location:	Florida, Illinois
Original Balance:	$22,000,000		Year Built / Renovated:	1997-2000 / 2011-2012
Cut-off Date Balance:	$22,000,000		Rooms:	426
% by Initial UPB:	2.3%		Property Management:	Select Hotels Group, L.L.C.
Interest Rate:	4.3000%		Underwritten NOI:	$3,204,698
Payment Date:	1st of each month		Underwritten NCF:	$2,697,163
First Payment Date:	May 1, 2013		Appraised Value:	$40,800,000
Maturity Date:	April 1, 2023		Appraisal Date:	February – March 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection(2):	L(24), D(93), O(3)		2012 NOI:	$3,283,175 (December 31, 2012)
Lockbox / Cash Management:	Hard / Springing		2011 NOI:	$2,710,403 (December 31, 2011)
			2010 NOI:	$2,604,103 (December 31, 2010)
Reserves(3)
	Initial	Monthly	Historical Occupancy
Taxes:	$265,729	$57,959	Current Occupancy:	81.2% (December 31, 2012)
Insurance:	$0	Springing	2011 Occupancy:	77.1% (December 31, 2011)
FF&E(4):	$44,951	$44,951	2010 Occupancy:	79.0% (December 31, 2010)
Required Repairs:	$218,875	NAP
(1)   The sponsor is also the sponsor under the mortgage loan secured by the mortgaged property identified on Annex A-1 to this free writing prospectus as Summit Hotel Portfolio II, which has a cut-off date balance of $22.65 million.
(2)   See “Partial Release” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   Ongoing monthly FF&E shall be equal to 1/12 of 4.0% of the greater of the (a) total gross income from operations for the immediately preceding calendar year and (b) total projected gross income from operations set forth in the approved annual budget for the immediately following calendar year.

PIP Reserve:	$3,068,469	$0

Financial Information
Cut-off Date Balance / Room:	$51,643
Balloon Balance / Room:	$41,463
Cut-off Date LTV:	53.9%
Balloon LTV:	43.3%
Underwritten NOI DSCR:	2.45x
Underwritten NCF DSCR:	2.06x
Underwritten NOI Debt Yield:	14.6%
Underwritten NCF Debt Yield:	12.3%

Portfolio Summary
Property Name	Location	Metropolitan Statistical Area	# of Rooms(1)	Year Built / Renovated	Allocated Loan Amount	Appraised Value(2)	Occupancy(3)
Hyatt Place – Orlando Convention Center	Orlando, FL	Orlando	149	1998 / 2011	$8,100,000	$15,000,000	80.5%
Hyatt Place – Orlando Universal Studios	Orlando, FL	Orlando	151	2000 / 2011	$7,800,000	$14,500,000	84.2%
Hyatt Place – Hoffman Estates	Hoffman Estates, IL	Chicago-Naperville-Joliet	126	1997 / 2012	$6,100,000	$11,300,000	78.4%
Total / Wtd. Avg.			426		$22,000,000	$40,800,000	81.2%
(1)
As part of planned future renovations, the Hyatt Place – Orlando Convention Center anticipates increasing inventory by one additional guest room, while the Hyatt Place – Orlando Universal Studios anticipates decreasing inventory by one guest room.  See “The Properties” herein.

(2)	The Hyatt Place – Orlando Universal Studios Appraised Value excludes a 3.18-acre unimproved parcel of land. See “Partial Release of Unimproved Land” herein.
(3)	Occupancy based on borrower’s operating statements as of December 31, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Illinois	Collateral Asset Summary – Loan No. 10 Summit Hotel Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.9% 2.06x 14.6%

The Loan.  The Summit Hotel Portfolio III loan (the “Summit Hotel Portfolio III Loan”) is a $22,000,000, fixed rate loan secured by the borrower’s fee simple interest in three limited service hotels located in two states (each a “Property” and together the “Summit Hotel Portfolio III Properties” or “Portfolio”) as detailed in the Property Summary table above.  All of the Summit Hotel Portfolio III Properties are located in major metropolitan areas.  The Summit Hotel Portfolio III Loan has a 10-year term, and amortizes on a 30-year amortization schedule. The Summit Hotel Portfolio III Loan accrues interest at 4.3000%.  Loan proceeds were utilized to recapitalize a portion of the acquisition of the Summit Hotel Portfolio III Properties in January 2013 for a purchase price of approximately $36.13 million, and fund closing costs and upfront reserves. Based on the appraised value of $40.8 million as of February and March 2013, the cut-off date LTV is 53.9%.  The most recent prior financings of the Summit Hotel Portfolio III Properties were not included in securitizations.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$22,000,000	55.0%	Purchase Price	$36,125,000	90.3%
Borrower Equity	$18,000,057	45.0%	Reserves	$3,598,024	90.0%
			Closing Costs	$277,033	0.7%
Total Sources	$40,000,057	100.0%	Total Uses	$40,000,057	100.0%

The Borrower / Sponsor / Operators. The borrower, Summit Hospitality 19, LLC (the “Borrower”), is a single member Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  Summit Hotel OP, LP (the “Sponsor”), a Delaware limited partnership, is the nonrecourse carve-out guarantor for the Summit Hotel Portfolio III Loan. Summit Hotel TRS 034, LLC, Summit Hotel TRS 048, LLC and Summit Hotel TRS 051, LLC (collectively, the “Operators”), each a Delaware limited liability company operate one of the three individual properties. The Operators are affiliates of the Borrower and the Sponsor.

The Sponsor is controlled by Summit Hotel Properties, Inc. (NYSE:INN). Summit Hotel Properties, Inc. (“Summit”) focuses primarily on acquiring and owning premium-branded, select-service hotels in the upscale and upper midscale segments of the U.S. lodging industry.  Summit currently owns a portfolio of 91 hotels with a total of 10,309 guest rooms located in 22 states. Their core franchise brands include Marriott, Hilton, Hyatt and InterContinental, which account for approximately 95% of their portfolio.  Based on total number of rooms, approximately 69% of Summit’s portfolio is positioned in the top 50 metropolitan statistical areas, or MSAs, and approximately 85% is located within the top 100 MSAs.

The Properties

Hyatt Place – Orlando Convention Center (36.8% of the Summit Hotel Portfolio III Loan)

Property Information. The Hyatt Place – Orlando Convention Center is a seven story, limited-service hotel built in 1998 containing 149 guest rooms (75 king, 74 double queen), 925 sq. ft. of meeting space, business and fitness centers, breakfast room and an outdoor swimming pool.  Additional amenities include a complimentary continental breakfast, café/lounge offering Starbucks coffee and evening reception, grab-and-go snack bar and complimentary on-site parking for 148 vehicles.  Guest rooms feature divided living and sleeping areas, a king or two double queen beds, media and work center with 42-inch flat panel HDTV, an oversized sleeper sofa, wet bar, mini refrigerator, and complimentary Wi-Fi.  The Property underwent a complete renovation when it was converted to a Hyatt Place in 2007, including rooms, hard goods, soft goods, and common areas.  From 2008 through 2011 approximately $317,560 was spent on capital expenditures at the Property and $758,534 ($5,091 per room) is expected to be spent over the next two years under the property improvement plan.  During this period, an existing sales office will be reconfigured which will add one additional room to the Property’s supply.  Based on the February 8, 2013 appraisal, the Property was valued at $15.0 million or $100,671 per room.

The Market.  The Property is located in Orlando, Florida, north of the interchange of Interstate 4 and Martin Andersen Beachline Expressway, approximately 10 miles west of Orlando International Airport.  More specifically, it is situated between Universal Boulevard to the east and International Drive to the west, which provide access to an array of local attractions including SeaWorld and Discovery Cove (2 miles south), Aquatica-Seaworld’s WaterPark (2 miles south) and Universal Orlando (2.3 miles north)  Less than one mile south of the Property is the Orange County Convention Center which contains a 2.1 million sq. ft. of exhibition space, two 92,000 sq. ft. general assembly areas, 74 meeting rooms and a 2,643-seat theatre. Corporate demand drivers in the market include Cap Gemini Consulting, Hewlett Packard, Accenture, AT&T, Darden Restaurants, Harcourt, Tupperware HQ, Southland Corporation/Publix, PGA of America and Golf Channel/Comcast.  In addition, Lockheed Martin Corporation’s Mission and Fire control campus, which employs approximately 4,344 personnel, is located northeast of the Property across Universal Boulevard.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Illinois	Collateral Asset Summary – Loan No. 10 Summit Hotel Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.9% 2.06x 14.6%

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)
Hyatt Place – Orlando Convention Center Property	2010	2011	2012
Occupancy	77.1%	76.1%	80.5%
ADR	$92.78	$97.76	$103.00
RevPAR	$71.58	$74.42	$82.93
Competitive Set(2)	2010	2011	2012
Occupancy	72.0%	71.9%	75.8%
ADR	$84.73	$86.96	$92.24
RevPAR	$61.01	$62.53	$69.88
Penetration	2010	2011	2012
Occupancy	107.1%	105.9%	106.3%
ADR	109.5%	112.4%	111.7%
RevPAR	117.3%	119.0%	118.7%
(1)
Source: Hospitality research reports.  Variances between the underwriting and the above tables with respect to Occupancy, ADR and RevPAR at the Summit Hotel Portfolio III Properties are attributable to variances in reporting methodologies and/or timing differences.

(2)
Competitive Set includes: Courtyard Orlando International Drive Convention Center, Holiday Inn Resort Castle I Drive, Hampton Inn Orlando International Drive Convention Center, Springhill Suites Orlando Convention Center International Drive Area and Orlando Hotel & Suites.

Primary Competitive Set(1)(2)
Property	Rooms	Transient	Meeting & Group	Extended Stay	Occupancy	ADR	RevPAR
Hyatt Place – Orlando Convention Center Property	149	77%	23%	0%	80.7%	$103.00	$83.16
Springhill Suites Convention Center	167	80%	20%	0%	78.0%	$92.00	$71.76
Hampton Inn Convention Center	170	90%	10%	0%	71.0%	$88.00	$62.48
LaQuinta Inns & Suites Convention Center	184	90%	10%	0%	72.0%	$66.00	$47.52
Homewood Suites Convention Center	252	90%	10%	0%	77.0%	$101.00	$77.77
Holiday Inn Resort The Castle	216	70%	30%	0%	74.0%	$92.00	$68.08
Courtyard Convention Center	151	80%	20%	0%	81.0%	$100.00	$81.00
Residence Inn Convention Center	124	85%	15%	0%	80.0%	$104.00	$83.20
Totals/Averages	1,413	83%	17%	0%	76.7%	$93.25	$71.87
(1)	Source: Appraisal
(2)	Estimated 2012 performance, which may result in minor differences to actual 2012 performance based on hospitality research reports.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Illinois	Collateral Asset Summary – Loan No. 10 Summit Hotel Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.9% 2.06x 14.6%

Hyatt Place – Orlando Universal Studios (35.5% of the Summit Hotel Portfolio III Loan)

Property Information.  The Hyatt Place – Orlando Universal Studios is a seven story, limited-service hotel built in 2000 containing 151 guest rooms (38 king, 113 double queen), 840 sq. ft. of meeting space, business and fitness centers, breakfast room, an outdoor heated swimming pool.  Additional amenities include a complimentary continental breakfast, café/lounge, grab-and-go snack bar and on-site parking for 139 vehicles.  Guest rooms feature divided living and sleeping areas, a king or two double queen beds, media and work center with 42-inch flat panel HDTV, an oversized sleeper sofa, wet bar, mini refrigerator, and complimentary Wi-Fi.  The Property underwent a complete renovation when it was converted to a Hyatt Place in 2007, including rooms, hard goods, soft goods, and common areas.  From 2008 through 2011 approximately $253,804 was spent on capital expenditures at the Property and $944,375 ($6,254 per room) is expected to be spent over the next two years under the property improvement plan.  During this period, the breakfast area will be reconfigured, which will result in the removal of one room from the Property’s supply.  Based on the February 8, 2013 appraisal, the Property was valued at $14.5 million or $96,026 per room.

The Market.  The Property is located in Orlando, Florida, north of Interstate 4 between South Kirkman Road and Florida’s Turnpike.  In addition, the Hyatt Place – Orlando Convention Center Property is located approximately 3.5 miles south.  The immediate area is dominated by Universal Orlando, which is located 0.5 miles to the west.  Universal Orlando is an 838-acre resort which contains numerous theme parks including Universal Studios Florida, Wet n’ Wild Waterpark, Universal’s Islands of Adventure and CityWalk.  In addition, the Mall at Millennia, a 1.1 million sq. ft. regional mall anchored by Neiman Marcus, Bloomingdale’s and Macy’s, is located approximately 2.5 miles northeast, and the Orlando Premium Outlets International Drive is located southeast across Interstate 4.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)
Hyatt Place – Orlando Universal Studios Property	2010	2011	2012
Occupancy	85.5%	80.9%	84.2%
ADR	$83.48	$91.48	$94.24
RevPAR	$71.41	$73.97	$79.36
Competitive Set(2)	2010	2011	2012
Occupancy	69.4%	72.3%	75.4%
ADR	$81.27	$87.13	$88.86
RevPAR	$56.43	$63.03	$66.96
Penetration	2010	2011	2012
Occupancy	123.2%	111.8%	111.8%
ADR	102.7%	105.0%	106.1%
RevPAR	126.5%	117.4%	118.5%
(1)
Source: Hospitality research reports.  Variances between the underwriting and the above tables with respect to Occupancy, ADR and RevPAR at the Summit Hotel Portfolio III Properties are attributable to variances in reporting methodologies and/or timing differences.

(2)
Competitive Set includes: Hampton Inn Orlando Universal, Holiday Inn Express & Suites Universal, Wingate by Wyndham Universal Studios, Fairfield Inn & Suites Orlando Universal and Hilton Garden Inn Orlando International Drive.

Primary Competitive Set(1)(2)
Property	Rooms	Transient	Meeting & Group	Extended Stay	Occupancy	ADR	RevPAR
Hyatt Place – Orlando Universal Studios Property	151	90%	10%	0%	84.4%	$94.24	$79.58
Drury Inn & Suites Orlando	236	80%	20%	0%	86.0%	$68.00	$58.48
Holiday Inn Express Nearest Universal	196	90%	10%	0%	68.0%	$79.00	$53.72
Holiday Inn Express & Suites I-Drive	155	85%	15%	0%	74.0%	$87.00	$64.38
Fairfield Inn & Suites Universal	116	90%	10%	0%	84.0%	$100.00	$84.00
Hampton Inn & Suites I-Drive	108	85%	15%	0%	78.0%	$94.00	$73.32
Hilton Garden Inn I-Drive North	158	80%	20%	0%	76.0%	$95.00	$72.20
Wingate Universal	101	90%	10%	0%	50.0%	$108.00	$54.00
Hampton Inn South of Universal	170	90%	10%	0%	83.0%	$70.00	$58.10
Hampton Inn Universal	120	90%	10%	0%	76.0%	$89.00	$67.64
Totals/Averages	1,511	87%	13%	0%	75.9%	$88.42	$66.54
(1)	Source: Appraisal
(2)	Estimated 2012 performance, which may result in minor differences to actual 2012 performance based on hospitality research reports.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Illinois	Collateral Asset Summary – Loan No. 10 Summit Hotel Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.9% 2.06x 14.6%

Hyatt Place – Hoffman Estates (27.7% of the Summit Hotel Portfolio III Loan)

Property Information.  The Hyatt Place – Hoffman Estates is a six story, limited-service hotel built in 1997 containing 126 guest rooms (69 king, 57 double queen), 1,100 sq. ft. of meeting space, business and fitness centers, breakfast room and an indoor swimming pool and whirlpool.  Additional amenities include a complimentary continental breakfast, café/lounge, 24/7 guest kitchen featuring made to order snacks and complimentary on-site parking for 136 vehicles.  Guest rooms feature divided living and sleeping areas, a king or two double beds, media and work center with 42-inch flat panel HDTV, an oversized sleeper sofa, wet bar, mini refrigerator, and complimentary Wi-Fi.  The Property underwent a complete renovation when it was converted to a Hyatt Place in 2007, including rooms, hard goods, soft goods, and common areas.  Approximately $393, 246 was spent on capital expenditures at the Property between 2008 and 2011.  In addition, it is expected that approximately $751,866 ($5,967 per room) will be spent over the next two years under the property improvement plan.  Based on the March 1, 2013 appraisal, the Property was valued at $11.3 million or $89,683 per room.

The Market.  The Property is located off Interstate 90 approximately 30 miles northwest of Chicago in the city of Hoffman Estates, Illinois.  More specifically, it is located east of Greenspoint Parkway and west of Barrington Road, which provides and interchange with Interstate 90.  The immediate area is comprised of a mixture of commercial uses including low- and mid-rise office buildings.  Prairie Stone, a 780-acre master planned business park, which features a mixture of office, industrial and retail uses, is located approximately three miles northwest of the Property.  The business park includes the world headquarters for Sears Holdings and Serta.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)
Hyatt Place – Hoffman Estates Property	2010	2011	2012
Occupancy	73.5%	73.7%	78.4%
ADR	$81.17	$83.89	$88.76
RevPAR	$59.63	$61.79	$69.56
Competitive Set(2)	2010	2011	2012
Occupancy	53.2%	57.0%	57.3%
ADR	$92.18	$94.81	$101.20
RevPAR	$49.06	$54.02	$57.96
Penetration	2010	T 2011	2012
Occupancy	138.0%	129.3%	136.8%
ADR	88.1%	88.5%	87.7%
RevPAR	121.5%	114.4%	120.0%
(1)
Source: Hospitality research reports.  Variances between the underwriting and the above tables with respect to Occupancy, ADR and RevPAR at the Summit Hotel Portfolio III Properties are attributable to variances in reporting methodologies and/or timing differences.

(2)	Competitive Set includes: Holiday Inn Express Chicago Schaumburg, Hampton Inn Suites Chicago Hoffman Estates, Hilton Garden Inn Hoffman Estates, Marriott Chicago Northwest.

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure	Extended Stay	Occupancy	ADR	RevPAR
Hyatt Place – Hoffman Estates Property	126	50%	10%	35%	5%	78.6%	$88.77	$69.75
Holiday Inn Express Chicago Schaumburg	143	40%	5%	50%	5%	50.0%	$88.00	$44.00
Hampton Inn & Suites Chicago Hoffman Estates	139	40%	10%	40%	10%	57.0%	$90.00	$51.30
Hilton Garden Inn Hoffman Estates	184	45%	15%	35%	5%	59.0%	$105.00	$61.95
Marriott Chicago Northwest	295	40%	20%	35%	5%	60.0%	$110.00	$66.00
Totals/Averages	887	43%	12%	39%	6%	60.9%	$96.35	$58.60
(1)	Source: Appraisal
(2)	Estimated 2012 performance, which may result in minor differences to actual 2012 performance based on hospitality research reports.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Illinois	Collateral Asset Summary – Loan No. 10 Summit Hotel Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.9% 2.06x 14.6%

Environmental Matters.    The Phase I environmental reports dated October 25, 2012 recommended no further action at the Summit Hotel Portfolio III Properties.

Cash Flow Analysis.

Portfolio Cash Flow Analysis
	2010	2011	2012	U/W	U/W Per Room
Occupancy	79.0%	77.1%	81.2%	81.2%
ADR	$86.02	$91.50	$95.71	$95.71
RevPAR	$67.98	$70.53	$77.71	$77.71

Room Revenue	$10,570,904	$10,966,385	$12,116,198	$12,083,093	$28,364
F&B Revenue	569,495	575,537	549,529	548,027	1,286
Other Revenue	99,378	83,938	57,417	57,260	134
Total Dept. Revenues	$11,239,777	$11,625,860	$12,723,143	$12,688,380	$29,785
Total Dept. Expenses	3,950,142	4,082,613	4,410,543	4,398,492	10,325
Total Dept. Profit	$7,289,635	$7,543,247	$8,312,600	$8,289,888	$19,460
Total Undistributed Expenses	3,858,044	3,978,218	4,215,909	4,204,351	9,869
Total Fixed Charges	827,488	854,626	813,516	880,839	2,068
Net Operating Income	$2,604,103	$2,710,403	$3,283,175	$3,204,698	$7,523
FF&E	0	0	0	507,535	1,191
Net Cash Flow	$2,604,103	$2,710,403	$3,283,175	$2,697,163	$6,331

Property Management. The Summit Hotel Portfolio III Properties are managed by Select Hotels Group, L.L.C., pursuant to three separate hotel management agreements.  Select Hotels Group, L.L.C. is a hotel management company of Hyatt Hotels Corporation. The hotel management agreements expire on January 22, 2033. In the event that the hotel management agreements are terminated for any reason, the respective Operator shall commence application procedures to apply for a franchise agreement with Hyatt Place Franchising, L.L.C. ("Franchisor"). Franchisor shall review the application in good faith and if Franchisor approves such application Franchisor shall issue a franchise agreement to Operator for the respective Property which shall continue until January 22, 2033.

Lockbox / Cash Management. The Summit Hotel Portfolio III Loan is structured with in place collection accounts and springing cash management. Upon the occurrence of any of the following (each a “Cash Sweep Event”):  (i) an event of default, (ii) the debt service coverage ratio based on the trailing six month period is less than (a) if the event occurs prior to the release of the unimproved, excess parcel commonly known as Lot 1, Cracker Barrel (the “Partial Release”) 1.20x or (b) if subsequent to the Partial Release 1.40x (each, a “Debt Trigger Event”), (iii) a default occurs beyond any cure period under a hotel management agreement or future franchise agreement and such default has not been waived or is not curable, the Borrower or any Operator enters into a replacement management or franchise agreement without lender’s consent or any management agreement, franchise agreement or any replacement agreements hereof are terminated or amended in any material way without lender consent (each a “Franchise Trigger Event”) or (iv) the occurrence of the date that is six months prior to any hotel management or franchise agreement expiration date (“Franchise Renewal Trigger”), all excess cash flow from all Properties shall be deposited into the cash management account controlled by the lender except in the case of a Franchise Renewal Trigger for which all excess cash flow attributable to such individual Property shall be deposited into the cash management account controlled by the lender. All such excess cash flow shall be held as additional collateral for the Summit Hotel Portfolio III Loan. Unless a Cash Sweep Event has occurred, all cash deposited into the collection accounts are swept daily into borrower controlled account(s). In the event a Franchise Renewal Trigger is cured in accordance with the Summit Hotel Portfolio III Loan documents, 120% of the amount of any required future PIP renovations under any replacement hotel management agreement or franchise agreement shall be deposited into a required future PIP renovations reserve from amounts held as additional collateral for the Summit Hotel Portfolio III Loan pursuant to a Franchise Renewal Trigger.

Initial Reserves. At closing, the Borrower deposited (i) $218,875 into the required repair reserve, (ii) $265,729 in the tax reserve, (iii) $44,951 in the replacement reserve, and (iv) $3,068,469 in the current PIP renovation reserve.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Illinois	Collateral Asset Summary – Loan No. 10 Summit Hotel Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.9% 2.06x 14.6%

Ongoing Reserves. The Borrower is required to deposit on a monthly basis to (i) the tax reserve account, 1/12 of the real estate taxes payable during the next twelve months, which currently equates to $57,959, (ii) the insurance reserve account, 1/12 of the cost of the annual premium to renew the required insurance policies; provided, however, the Borrower is not required to make such deposits as long as the Borrower maintains blanket insurance unless the lender elects to require the Borrower to fund the monthly insurance reserve following (a) any notice of cancellation, termination or lapse or actual cancellation, termination or lapse of such blanket policy, (b) the Borrower’s failure to deliver evidence of insurance or (c) an event of default occurs, and (iii) the replacement reserve equal to the greater of (a) the monthly amount required under any hotel management or franchise agreement and (b) 1/12 of 4.0% of the greater of (x) total gross income from operations for the preceding calendar year and (y) total projected gross income from operations set forth in an approved annual budget for the following calendar year.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Partial Release. The Summit Hotel Portfolio III Loan documents permit the Borrower to obtain a release of a Property from the lien of the related mortgage after the lockout period, subject to, among other things, (i) no event of default has occurred and is continuing under the loan documents; (ii) delivery of defeasance collateral in an amount greater than 125% of the allocated loan amount or 80% of the proceeds from the sale of the applicable Property; (iii) the debt service coverage ratio for the remaining Summit Hotel Portfolio III Properties based upon a trailing 12 month period being no less than the greater of (a) the debt service coverage ratio prior to release and (b) the debt service coverage ratio existing at loan closing; (iv) the loan to value ratio for the remaining Summit Hotel Portfolio III Properties shall be no greater than the lesser of (a) the loan to value existing at loan closing and (b) the loan to value prior to release as determined by any commercially reasonable method; and (v) the debt yield for the remaining Summit Hotel Portfolio III Properties shall be no less than the greater of (a) the debt yield prior to release and (b) the debt yield existing at loan closing.

Partial Release of Unimproved Land.  The Summit Hotel Portfolio III Loan documents permit the release of a 3.18-acre unimproved parcel of land attributable to the Hyatt Place – Orlando Universal Studios Property, not considered in lender’s underwriting of the Summit Hotel Portfolio III Loan, from the lien of the related mortgage, subject to, among other things, (i) no event of default has occurred and is continuing under the loan documents, (ii) an endorsement to the lender’s title policy is obtained, (iii) the release of the lien does not violate or cause any of the remaining Property to violate any zoning, subdivision or other applicable law and (iv) Borrower shall pay all of lender’s costs and expenses in connection with such release.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Illinois	Collateral Asset Summary – Loan No. 10 Summit Hotel Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 53.9% 2.06x 14.6%

Lake Apopka
Ocoee
Winter Park Village
Winter Park
Orlando
Pine Hills
Winter Garden
West Oaks Mall
Amway Center
DOWNTOWN ORLANDO
ORLANDO EXECUTIVE AIRPORT
Orlovista
Florida Citrus Bowl
Hyatt Place-Orlando Universal Studios
5895 Caravan Court
Orlando, FL 32819
Winter Garden Village
Conway
Lake Down
Windermere
Lake Butler
Bay Hill
Edgewood
The Mall at Millenia
Belle Isle
Lake Conway
Orlando Premium Outlets
Wet'nWild
Hyatt Place-Orlando Convention Center
8741 International Drive
Orlando, FL 32819
Lockeed Martin Missles & Fire Control Facility
Florida Mall
Orange County Convention Center (North/South Bldg)
Orange County Convention Center (West Conference)
Aquatica
ORLANDO INTERNATIONAL AIRPORT
SeaWorld
Walt Disney World
429
438
441
4
417
408
50
91
436
527
528

Barrington Hills
Hyatt Place-Hoffman Estates
2750 Greenspoint Parkway
Hoffman Estates, IL 60169
Wheeling
Northbrook
CARTIFACT.
West Dundee
Inverness
South Barrington
The Arboretum
Prairie Stone Business Park
Harper College
Arlington Park Race Track
Arlington Heights
Winnetka
Wilmette
Glenview
Motorola Corp. HQ
Mount Prospect
Elgin
Hoffman Estates
Strawberry Hill Plaza
Woodfield Mall
Morton Grove
Evanston
Skokie
Des Plaines
Niles
Lake Michigan
Westview Shopping Center
Tradewinds Shopping Center
CHICAGO O'HARE INTERNATIONAL AIRPORT
Lincolnwood
Schaumburg
Roselle
Bloomingdale
Norridge
Stratford Square Mall
Carol Stream
Addison
Elmwood Park
Elmhurst
Oak Park
Geneva
West Chicago
Glen Ellyn
Lombard
Chicago
Wheaton
Oakbrook Center Mall
Wheaton College
Yorktown Shopping Center
Brookfield
Cicero
Downers Grove
CHICAGO MIDWAY INT'L AIRPORT
Aurora
Naperville
90
94
294
20
59
290
19
50
41
64
355
88
55

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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North Dakota	Collateral Asset Summary – Loan Nos. 11-13 North Dakota Hotel Crossed Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,995,000 49.9% 2.28x 31.3%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Three cross collateralized and cross
Loan Purpose:	Refinance			defaulted single assets
Sponsor:	Jonathan S. Braxton; Andrew B.		Property Type:	Limited Service Hospitality
	Braxton; Vance P. Braxton III		Collateral:	Fee Simple/Leasehold
Borrower:	Williston Development Group, LLC;		Location:	Williston & Dickinson, ND
	Williston Land Investors, LLC;		Year Built / Renovated:	2011-2012 / NAP
	Dickinson Properties, LLC		Rooms:	254
Original Balance(1):	$19,995,000		Property Management:	SKY Hospitality, LLC
Cut-off Date Balance(1):	$19,995,000		Underwritten NOI:	$6,259,033
% by Initial UPB:	2.1%		Underwritten NCF:	$5,768,693
Interest Rate:	4.8600%		Appraised Value:	$40,100,000
Payment Date:	6th of each month		Appraisal Date:	February 7, 2013
First Payment Date:	May 6, 2013
Maturity Date:	April 6, 2023		Historical NOI
Amortization:	120 months for 60 months, 240		Most Recent NOI:	$8,204,780 (T-12 January 31, 2013)
	months thereafter		2011 NOI(6):	$5,772,718 (December 31, 2011)
Additional Debt(2):	Future Mezzanine Debt Permitted		2010 NOI:	NAP
Call Protection(3):	L(12), YM1(105), O(3)
Lockbox / Cash Management:	Hard / Springing		Historical Occupancy
			Current Occupancy:	86.2% (January 31, 2013)
Reserves			2011 Occupancy(6):	99.5% (December 31, 2011)
	Initial	Monthly	2010 Occupancy:	NAP
Taxes:	$24,000	$12,000
(1)   Based on the aggregate balances of three individual cross collateralized and cross defaulted loans.
(2)   The borrower is permitted to obtain future mezzanine debt, subject to the satisfaction of certain requirements and conditions, including, among other things, (i) T-12 net cash flow of at least $5.1 million, (ii) a combined LTV equal to or less than 55% and (iii) a combined DSCR of at least 1.75x.
(3)   The individual properties may be released upon (i) payment of a release price equal to the greater of (a) 120% of outstanding principal balance with respect to such property as of the release date or (b) 100% of net sale proceeds, except that the release price may not exceed 120% of the outstanding principal balance with respect to such property as of one year prior to the release date, (ii) payment of yield maintenance, (iii) a post-release combined DSCR greater than 1.75x, (iv) a post-release combined debt yield greater than 25% and (v) a post-release combined LTV less than 55%.
(4)   The FF&E monthly reserve payment will continue until April 6, 2018. Thereafter, the monthly reserve amount will be the lesser of (i) (a) $17,585 for Hampton Inn & Suites Williston, ND, (b) $9,415 for Microtel Inn & Suites Williston, ND and (c) $8,584 for Microtel Inn & Suites Dickinson, ND and (ii) 4% of the gross revenues for the month that is two months before the month in question.
(5)   Based on a 120 month amortization schedule.
(6)   2011 NOI and 2011 Occupancy exclude Hampton Inn & Suites Williston, ND, as the property was constructed in 2012.

Insurance:	$39,546	$3,556
FF&E(4):	$0	$27,083
Ground Rent:	$9,633	$0
Franchise Fee:	$109,409	$0

Cut-off Date Balance / Room:	$78,720
Balloon Balance / Room:	$21,883
Cut-off Date LTV:	49.9%
Balloon LTV:	13.9%
Underwritten NOI DSCR(5):	2.48x
Underwritten NCF DSCR(5):	2.28x
Underwritten NOI Debt Yield:	31.3%
Underwritten NCF Debt Yield:	28.9%

TRANSACTION HIGHLIGHTS

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Brand Affiliation. The properties consist of one Hampton Inn & Suites and two Microtel Inn & Suites.  Hampton Inn & Suites is a limited service brand of Hilton Worldwide, consisting of nearly 1,900 properties globally. Microtel Inn & Suites is a limited service brand of Wyndham Worldwide, consisting of over 300 hotels located in 46 states and five countries.

■
Property Manager.  SKY Hospitality, LLC is an approved third party manager for the Wyndham and Hilton family of brands. SKY-managed Microtels have historically outperformed the brand average rate, occupancy and RevPAR. SKY Hospitality, LLC currently manages 11 Microtel Inn & Suites and one Hampton Inn & Suites, including the subject properties.

■
Market.  Demand for the properties is primarily driven by the Bakken oil formation in the Williston Basin.  Due to advances in drilling technology and global oil prices, the economies of Williston and Dickinson have experienced significant recent growth.

■
Penetration Rates. The Microtel Inn & Suites Williston, ND property, Microtel Inn & Suites Dickinson, ND property and Hampton Inn & Suites Williston, ND property had RevPAR penetration rates relative to their competitive sets of 119.6%, 125.7% and 106.8%, respectively for the 12 month period ending January 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

171 and 175 Madison Avenue New York, NY 10016	Collateral Asset Summary – Loan No. 14 171 & 175 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,972,162 39.9% 2.11x 12.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type(5):	Office / Multifamily
Sponsor:	Jeffrey Gural		Collateral:	Fee Simple
Borrower:	171 Madison DE LLC		Location:	New York, NY
Original Balance:	$20,000,000		Year Built / Renovated:	1914, 1926 / NAP
Cut-off Date Balance:	$19,972,162		Sq. Ft. / Units(5):	124,543 sq. ft. / 8 multifamily units
% by Initial UPB:	2.1%		Property Management:	Newmark Grubb Knight Frank
Interest Rate:	3.7845%		Underwritten NOI:	$2,501,802
Payment Date:	6th of each month		Underwritten NCF:	$2,359,028
First Payment Date:	April 6, 2013		Appraised Value:	$50,000,000
Maturity Date:	March 6, 2023		Appraisal Date:	January 1, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		2012 NOI:	$2,583,804 (December 31, 2012)
Lockbox / Cash Management(1):	Soft / Springing		2011 NOI:	$2,051,402 (December 31, 2011)
			2010 NOI:	$1,859,019 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes(2):	$0	Springing	Current Occupancy(6):	94.9% (December 31, 2012)
Insurance(2):	$0	Springing	2011 Occupancy:	100.0% (December 31, 2011)
Replacement(3):	$0	Springing	2010 Occupancy:	92.7% (December 31, 2010)
TI/LC(4):	$0	Springing
 (1)   Cash management will be triggered (i) during any event of default or (ii) if the borrower fails to maintain a DSCR of at least 1.30x for two consecutive quarters.
(2)   The borrower will be required to deposit 1/12 of annual taxes and insurance if, among other things, (i) an event of default occurs or (ii) the borrower fails to pay real estate taxes or insurance in advance.
(3)   The borrower will be required to deposit monthly replacement reserves of $1,551 (i) if the DSCR falls below 1.30x for two consecutive quarters, (ii) upon an event of default or (iii) if the borrower fails to maintain the property in good condition as determined by the lender.
(4)   The borrower will be required to deposit monthly TI/LC reserves of $10,338 if the DSCR falls below 1.30x for two consecutive quarters.
(5)   The property consists of two adjacent buildings located at 171 Madison Avenue and 175 Madison Avenue. The 171 Madison Avenue building consists of 45 office tenants and two ground floor retail tenants totaling 123,543 sq. ft. and one vacant retail suite totaling 1,000 sq. ft. The 175 Madison Avenue building consists of eight multifamily units and one ground floor retail tenant. (6)   Current Occupancy is based on the underwritten rent roll and excludes the eight multifamily units.

Immediate Repairs:	$68,750	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$160
Balloon Balance / Sq. Ft.:	$127
Cut-off Date LTV:	39.9%
Balloon LTV:	31.5%
Underwritten NOI DSCR:	2.24x
Underwritten NCF DSCR:	2.11x
Underwritten NOI Debt Yield:	12.5%
Underwritten NCF Debt Yield:	11.8%

TRANSACTION HIGHLIGHTS

■
Location / Market.  The property is located in the Murray Hill submarket of Midtown Manhattan. As of Q3 2012, the Murray Hill submarket had an overall occupancy rate of 95.5% and an average asking rent of $45.59 PSF.  The property is currently 94.9% occupied with average in-place office rents of $31.68 PSF, approximately 30.7% below market rent.

■
Diverse Tenancy.  The property is occupied by 48 tenants (excluding the multifamily tenants), with no more than 15.3% of the total sq. ft. expiring in any one year.  Additionally, the largest tenant, Amcom Software, Inc., has occupied 13,136 sq. ft., or 10.5% of the NRA, since 1993.

■
Experienced Long-Term Ownership.  Jeffrey Gural is the chairman of Newmark Grubb Knight Frank, a full-service commercial real estate firm responsible for leasing and managing over 8 million sq. ft. owned by the Newmark Knight Frank partnership.  The sponsor has owned the property for more than 30 years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1700 McHenry Avenue Modesto, CA 95350	Collateral Asset Summary – Loan No. 15 McHenry Village Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 54.4% 1.74x 12.4%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Samuel K. Freshman		Collateral:	Fee Simple
Borrower:	McHenry-Modesto, L.P.		Location:	Modesto, CA
Original Balance:	$19,000,000		Year Built / Renovated:	1955 / 1991, 2011
Cut-off Date Balance:	$19,000,000		Total Sq. Ft.:	280,197
% by Initial UPB:	2.0%		Property Management:	Standard Management Company
Interest Rate:	4.5150%		Underwritten NOI:	$2,363,618
Payment Date:	6th of each month		Underwritten NCF:	$2,018,511
First Payment Date:	May 6, 2013		Appraised Value:	$34,900,000
Maturity Date:	April 6, 2023		Appraisal Date:	January 29, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI(4)
Call Protection:	L(24), D(92), O(4)		2012 NOI:	$1,764,511 (December 31, 2012)
Lockbox / Cash Management(1):	Springing Hard / Springing		2011 NOI:	$1,735,182 (December 31, 2011)
			2010 NOI:	$1,194,999 (December 31, 2010)
Reserves			2009 NOI:	$2,802,313 (December 31, 2009)
	Initial	Monthly
Taxes:	$23,167	$23,167	Historical Occupancy(4)
Insurance:	$55,935	$4,661	Current Occupancy:	80.0% (January 25, 2013)
Replacement:	$0	$4,688	2011 Occupancy:	78.3% (December 29, 2011)
TI/LC(2):	$1,123,550	$17,579	2010 Occupancy:	89.7% (December 29, 2010)
Sprouts Reserve(3):	$0	Springing	2009 Occupancy:	91.0% (December 29, 2009)

(1)   Hard lockbox and cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, guarantor or manager, (iii) if the borrower fails to maintain a DSCR of at least 1.20x for two consecutive calendar quarters, or (iv) the occurrence of a Sprouts Trigger Period, as defined below.
(2)   The borrower deposited $1,123,550 into the TI/LC rollover reserve, which includes $853,070 for future tenant rollover and $270,480 for outstanding contractual lease obligations. Ongoing TI/LC reserves will be capped at $600,000 if (i) the DSCR is at least equal to 1.30x and (ii) occupancy is at least equal to 85.0%. The current balance in the reserve is $853,070, which was collected as part of the initial TI/LC reserve at closing.
(3)   Borrower will be required to deposit excess cash into the Sprouts reserve upon the occurrence of a “Sprouts Trigger Period”, which will commence upon, among other things, (i) the earlier of (a) nine months prior to the expiration date under its lease or (b) the date Sprouts notifies the landlord of its intent to renew or terminate its lease, (ii) the date Sprouts goes dark, subleases without lender consent, files bankruptcy, terminates its lease or fails to satisfy co-tenancy requirements. The excess cash sweep shall be waived if (i) the available deposited Sprouts reserve funds are greater than $300,000, (ii) the DSCR is greater than or equal to 1.35x and (iii) occupancy is at least 80.0%.
(4)   NOI decreased from 2009 to 2010 primarily due to temporary rent abatements and a major tenant that was in occupancy but not paying rent. The major tenant filed for bankruptcy and vacated its space in October 2011. In 2011, tenant rent abatements burned off and the bad debt associated with the bankrupt tenant was written off.  Since 2012, seven new leases totaling 35,725 sq. ft. have been executed.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$68
Balloon Balance / Sq. Ft.:	$55
Cut-off Date LTV:	54.4%
Balloon LTV:	44.0%
Underwritten NOI DSCR:	2.04x
Underwritten NCF DSCR:	1.74x
Underwritten NOI Debt Yield:	12.4%
Underwritten NCF Debt Yield:	10.6%

TRANSACTION HIGHLIGHTS

■
Recent Leasing Momentum.  Since 2009 the sponsor has signed leases with Sprouts Farmers Market (“Sprouts”) and CVS, repositioning the McHenry Village Shopping Center property as a grocery and drug store anchored shopping center.  Twelve new leases were signed in 2011 and 2012 totaling 76,866 sq. ft. or 27.4% of the net rentable area.  During the same time period, 18 tenants occupying 53,746 sq. ft. or 19.2% of net rentable area renewed their leases.

■
Location.  The McHenry Village Shopping Center property is located along the primary retail corridor in Modesto, California on the southeast corner of McHenry Avenue and East Briggsmore Avenue, which has a combined traffic count of 73,888 cars per day.  The 2012 estimated average household income within a 5-mile radius of the property was $60,886, with a population of 264,602.

■
Market.  As of Q4 2012, the occupancy rates in the Modesto area and local submarket were 93.1% and 92.7%, respectively.  The appraiser concluded a stabilized occupancy of 93.0% for the McHenry Village Shopping Center property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1747 Pacific Highway San Diego, CA 92101	Collateral Asset Summary – Loan No. 16 Residence Inn San Diego	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,964,994 56.4% 1.97x 14.0%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Recapitalization		Property Type:	Extended Stay Hospitality
Sponsor:	Apple REIT Seven, Inc.		Collateral:	Fee Simple
Borrower:	Apple Seven SPE SoCal, Inc.		Location:	San Diego, CA
Original Balance:	$19,000,000		Year Built / Renovated:	1999 / 2012
Cut-off Date Balance:	$18,964,994		Rooms:	121
% by Initial UPB:	2.0%		Property Management:	Dimension Development Company, Inc.
Interest Rate:	3.9725%		Underwritten NOI:	$2,655,913
Payment Date:	6th of each month		Underwritten NCF:	$2,368,366
First Payment Date:	April 6, 2013		Appraised Value:	$33,600,000
Maturity Date:	March 6, 2023		Appraisal Date:	January 5, 2013
Amortization:	300 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		2012 NOI:	$2,721,707 (December 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2011 NOI:	$2,733,826 (December 31, 2011)
			2010 NOI:	$2,877,186 (December 31, 2010)
Reserves			2009 NOI:	$2,714,541 (December 31, 2009)
	Initial	Monthly
Taxes:	$81,250	$24,917	Historical Occupancy
Insurance(2):	$0	Springing	Current Occupancy:	84.0% (December 31, 2012)
FF&E(3):	$0	Springing	2011 Occupancy:	83.7% (December 31, 2011)
			2010 Occupancy:	87.6% (December 31, 2010)
Financial Information			2009 Occupancy:	84.9% (December 31, 2009)
Cut-off Date Balance / Room:	$156,735
(1)  Cash management will be triggered (i) during any event of default, (ii) if the borrower fails to maintain a DSCR of at least 1.20x for two consecutive quarters or (iii) upon any bankruptcy action of the borrower, principal, guarantor, TRS lessee or manager.
(2)   The borrower will be required to deposit 1/12 of insurance premiums (i) during a cash management period, (ii) upon an event of default or (iii) if the DSCR falls below 1.50x.
(3)   On the payment dates occurring in March and September of each year, the borrower is required to deposit the difference between (i) half of 5% of the gross income from operations and (ii) the actual FF&E expenditures for the trailing twelve-month period into the FF&E reserve account.

Balloon Balance / Room:	$112,923
Cut-off Date LTV:	56.4%
Balloon LTV:	40.7%
Underwritten NOI DSCR:	2.21x
Underwritten NCF DSCR:	1.97x
Underwritten NOI Debt Yield:	14.0%
Underwritten NCF Debt Yield:	12.5%

TRANSACTION HIGHLIGHTS

■
Borrower Equity.  The borrower acquired the Residence Inn San Diego property in 2007 for $32,500,000 and has since invested approximately $2.5 million in capital improvements, including approximately $1.9 million in PIP renovations in 2012, resulting in approximately $16.0 million of cash equity.

■
Tourism.  The Residence Inn San Diego property is located in downtown San Diego proximate to the San Diego airport and tourist attractions such as the San Diego Zoo, SeaWorld, the convention center, marina and cruise terminals.  The Residence Inn San Diego property is also located 1.5 miles from the Gaslamp Quarter, a historical neighborhood known for its retail and nightlife.

■	Franchise. Residence Inn is a brand of Marriott International, Inc. (NYSE: MAR), a leading lodging company with more than 3,400 lodging properties located in 68 countries and territories.

■
Demand Segmentation.  Demand at the Residence Inn San Diego property is primarily driven by the extended stay segment, comprising approximately 50.0% of the 2012 accommodated demand.  Commercial, leisure and meeting and group demand make up the remaining market segmentations with 25.0%, 15.0% and 10.0% of accommodated demand, respectively.

■
Performance. As of a January 31, 2013 hospitality research report, the trailing twelve month occupancy, ADR and RevPAR penetration rates for the Residence Inn San Diego property were 99.5%, 101.9% and 101.4%, respectively.  The competitive set includes eight extended stay competitors located in the downtown San Diego area proximate to the Residence Inn San Diego property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6800 Hollywood Boulevard Los Angeles, CA 90028	Collateral Asset Summary – Loan No. 17 6800 Hollywood Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,150,000 56.4% 1.94x 11.7%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type(2):	Retail / Office
Sponsor:	Mazen Nazzal		Collateral:	Fee Simple
Borrower:	Yorkwood LLC		Location:	Los Angeles, CA
Original Balance:	$18,150,000		Year Built / Renovated:	1917, 1935 / NAP
Cut-off Date Balance:	$18,150,000		Total Sq. Ft.(2):	35,922
% by Initial UPB:	1.9%		Property Management:	Rondec International, Inc.
Interest Rate:	4.2615%		Underwritten NOI(3):	$2,123,751
Payment Date:	6th of each month		Underwritten NCF(3):	$2,080,645
First Payment Date:	May 6, 2013		Appraised Value:	$32,200,000
Maturity Date:	April 6, 2023		Appraisal Date:	January 22, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(49), D(67), O(4)		2012 NOI:	$2,262,301 (December 31, 2012)
Lockbox / Cash Management(1):	Soft Springing Hard / Springing		2011 NOI:	$2,180,753 (December 31, 2011)
			2010 NOI:	$2,050,896 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$81,250	$27,083	Current Occupancy:	100.0% (March 1, 2013)
Insurance:	$4,517	$2,258	2011 Occupancy:	100.0% (December 31, 2011)
Replacement:	$0	$599	2010 Occupancy:	100.0% (December 31, 2010)
TI/LC:	$150,000	$2,994
(1)   Hard lockbox and cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, guarantor or property manager or (iii) if the borrower fails to maintain a DSCR of at least 1.20x for two consecutive calendar quarters until the DSCR is at least equal to 1.25x for four consecutive calendar quarters.
(2)   The 6800 Hollywood Boulevard property consists of three commercial buildings, which include two retail buildings and a three-story building consisting of ground floor retail and a hostel (classified as office space per the appraisal and leased to a hostel operator at a fixed monthly rent). In addition, the collateral includes an adjacent 177 space surface parking lot that is leased to a third party parking operator.
(3)   Approximately 52.2% of rental income is derived from retail tenants, 37.3% from the parking operator and 10.5% from the hostel operator.

Required Repair:	$5,625	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$505
Balloon Balance / Sq. Ft.:	$405
Cut-off Date LTV:	56.4%
Balloon LTV:	45.2%
Underwritten NOI DSCR:	1.98x
Underwritten NCF DSCR:	1.94x
Underwritten NOI Debt Yield:	11.7%
Underwritten NCF Debt Yield:	11.5%

TRANSACTION HIGHLIGHTS

■
Prime Location.  The 6800 Hollywood Boulevard property is located at the intersection of Hollywood Boulevard and Highland Avenue in Los Angeles, California along the Hollywood Walk of Fame and proximate to the Dolby Theatre, Grauman’s Chinese Theatre, the El Capitan Theatre and the Kodak Theatre.

■	Land Value. The land collateralizing the 6800 Hollywood Boulevard loan is valued at $19,000,000, resulting in a 95.5% loan-to-land-value.

■	Market Fundamentals. The current vacancy in the Hollywood retail submarket is 4.8%.

■
Historical Occupancy. The 6800 Hollywood Boulevard property is currently 100.0% occupied and has maintained an average occupancy of 99.8% since 2004.  The ground floor retail suites are occupied by eight tenants that have occupied their respective spaces for an average of 10.3 years.  The parking operator and the hostel operator have been tenants at the 6800 Hollywood Boulevard property since 2008.  Hostel operations are common in the immediate area, with five additional hostels within a one-mile radius.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1720 North Milwaukee Avenue Vernon Hills, IL 60061	Collateral Asset Summary – Loan No. 18 Marianos Vernon Hills	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,701,280 62.4% 1.63x 10.6%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Single Tenant Retail
Sponsor(1):	Inland Private Capital Corporation		Collateral:	Fee Simple
Borrower:	Vernon Hills Fresh Market Venture DST		Location:	Vernon Hills, IL
Original Balance:	$17,701,280		Year Built / Renovated(8):	2011 / NAP
Cut-off Date Balance:	$17,701,280		Total Sq. Ft.:	71,248
% by Initial UPB:	1.9%		Property Management:	Inland Commercial Property
Interest Rate:	4.17077%			Management, Inc.
Payment Date:	6th of each month		Underwritten NOI:	$1,872,997
First Payment Date:	May 6, 2013		Underwritten NCF:	$1,858,747
Anticipated Repayment Date(2):	April 6, 2023		Appraised Value:	$28,350,000
Maturity Date:	April 6, 2038		Appraisal Date:	February 25, 2013
Amortization(2):	Interest only for first 44 months; 300
	months thereafter		Historical NOI(9)
Additional Debt(3):	None		Most Recent NOI:	NAP
Call Protection(4):	L(24), YM1(92), O(4)		2011 NOI:	NAP
Lockbox / Cash Management(5):	Springing Hard / Springing
			Historical Occupancy
Reserves			Current Occupancy:	100.0% (April 1, 2013)
	Initial	Monthly	2011 Occupancy:	100.0% (December 31, 2011)
Taxes(6):	$0	Springing
(1)    The sponsor is also the sponsor for the mortgage loan indentified in Annex A-1 to the free writing prospectus as Marianos Palatine, which has a cut-off date principal balance of $14,736,800.
 (2)  The Marianos Vernon Hills loan is structured with an Anticipated Repayment Date (“ARD”).  If the debt is not repaid on the ARD, all excess cash flow will be swept to amortize existing principal and pay monthly interest, which will increase to a rate equal to the ten-year swap yield plus 3.55%; provided that the step-up interest rate may not be less than 5.17077% or greater than 8.17077%. After the ARD, the borrower shall continue to pay interest at the initial rate, while the balance of the interest accrues and is applied to the outstanding principal debt balance. The Balloon LTV is based on the outstanding balloon balance as of the ARD.
 (3)  The loan documents permit the borrower to obtain certain unsecured subordinate debt from the sponsor as described under “Description of the Mortgage Pool—Certain Terms and Conditions of the Mortgage Loans—Other Financing” in the free writing prospectus.
(4)   On any date after the lockout period ends and upon a bankruptcy action by the tenant, the borrower may obtain the release of the adjoining parking lot, provided, among other things, (i) a new tenant leases the premises and such new tenant does not lease the parking lot, (ii) the borrower delivers to the lender the greater of (a) 100% of the net sales proceeds and (b) 110% of the allocated loan amount, (iii) the post-release debt yield is no less than the greater of 9.9% and the debt yield immediately preceding the release and (iv) the post-release LTV is no greater than the lesser of 62.7% and the LTV immediately preceding the release.
(5)    Hard lockbox and cash management will be triggered upon (i) any event of default (ii) failure to maintain a DSCR of at least 1.25x for two consecutive quarters, (iii) any bankruptcy action with respect to the tenant (or its corporate parent), (iv) if the tenant goes dark or (v) ARD should the debt not be repaid.
(6)   The borrower will be required to deposit 1/12 of annual taxes and insurance upon (i) an event of default or (ii) if the tenant or replacement tenant fails to pay taxes and maintain required insurance.
(7)   The borrower will be required to deposit monthly replacement reserves of $890.58 if the amount on deposit falls below the replacement reserve cap of $21,374.
(8)   The property consists of a 71,248 sq. ft. free-standing retail building and a 1.89 acre adjoining parking lot 100.0% leased to Marianos.
 (9)   The property was constructed in 2011.  As such, Historical NOI is not available.

Insurance(6):	$0	Springing
Replacement(7):	$21,374	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$248
Balloon Balance / Sq. Ft.:	$208
Cut-off Date LTV:	62.4%
Balloon LTV(2):	52.4%
Underwritten NOI DSCR:	1.64x
Underwritten NCF DSCR:	1.63x
Underwritten NOI Debt Yield:	10.6%
Underwritten NCF Debt Yield:	10.5%

TRANSACTION HIGHLIGHTS
■	New Cash Equity. Inland Private Capital Corporation acquired the property for $23.6 million, contributing approximately $8.0 million of cash equity to the transaction.
■	New Construction. The property was constructed in 2011 as a build-to-suit for the Marianos grocery store, a subsidiary of Roundy’s Supermarkets, Inc.
■	Tenancy. Marianos had 2012 sales of $908 PSF with an occupancy cost of approximately 3.1%. The Marianos lease expires on December 31, 2031, with four five-year extension options.
■
Experienced Sponsorship. Inland Private Capital Corporation is a wholly owned subsidiary of Inland Real Estates Investment Corporation (NYSE: IRC), a real estate investment trust that owns interests in 150 properties with aggregate leasing space of 15 million sq. ft.

■	Demographics. Within a five-mile radius of the property, the 2012 population was 120,972 with an average household income of $127,764.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3100-3212 Lohr Road Pittsfield, MI 48108	Collateral Asset Summary – Loan No. 19 Waters Place Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,750,000 54.7% 2.20x 13.3%

Mortgage Loan Information			Property Information
Loan Seller(1):	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose(1):	Refinance		Property Type:	Anchored Retail
Sponsor:	ATMF Realty & Equity Corporation		Collateral:	Fee Simple
Borrower:	Waters Place, L.L.C.		Location:	Pittsfield, MI
Original Balance:	$16,750,000		Year Built / Renovated:	1998 / NAP
Cut-off Date Balance:	$16,750,000		Total Sq. Ft.:	202,937
% by Initial UPB:	1.8%		Property Management:	Mountainview Properties, Inc.; FTG
Interest Rate:	5.6500%			Realty Corp.
Payment Date:	10th of each month		Underwritten NOI:	$2,231,952
First Payment Date:	September 10, 2007		Underwritten NCF:	$2,079,357
Maturity Date:	August 10, 2017		Appraised Value(4):	$30,600,000
Amortization:	Interest Only		Appraisal Date(4):	October 19, 2012
Additional Debt(2):	Future Secured Debt Permitted
Call Protection:	YM1(115), O(5)		Historical NOI
Lockbox / Cash Management:	None		2012 NOI:	$2,600,143 (December 31, 2012)
			2011 NOI:	$2,037,734 (December 31, 2011)
Reserves			2010 NOI:	$2,132,480 (December 31, 2010)
	Initial	Monthly	2009 NOI:	NAV
None	NAP	NAP
			Historical Occupancy
Financial Information			Current Occupancy(5):	100.0% (December 31, 2012)
Cut-off Date Balance / Sq. Ft.:	$83		2011 Occupancy:	100.0% (December 31, 2011)
Balloon Balance / Sq. Ft.:	$83		2010 Occupancy:	100.0% (December 31, 2010)
Cut-off Date LTV:	54.7%		2009 Occupancy:	NAV
Balloon LTV:	54.7%
(1)   The Waters Place Shopping Center loan was originated by Nationwide Life Insurance Company in August 2007 and in December 2012, GACC purchased the loan. The original loan proceeds were used to refinance existing debt.
(2)   The loan documents permit the borrower to obtain certain secured subordinate debt from the sponsor as described under “Description of the Mortgage Pool—Certain Terms and Conditions of the Mortgage Loans—Other Financing” in the free writing prospectus.
(3)   Based on interest only debt service payments. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and NCF DSCR is 1.92x and 1.79x, respectively.
(4)   The most recent “as is” appraised value for the Waters Shopping Center property was $39.5 million as of May 31, 2007. Based on a broker’s opinion of value, the value of the property as of October 19, 2012 was $30.6 million.
(5)   The property is currently 100.0% physically occupied. Best Buy (22.4% of NRA, 22.2% of underwritten base rent), the second largest tenant, is currently marketing 9,200 sq. ft. of its space for sub-lease, which space was underwritten as vacant.

Underwritten NOI DSCR(3):	2.36x
Underwritten NCF DSCR(3):	2.20x
Underwritten NOI Debt Yield:	13.3%
Underwritten NCF Debt Yield:	12.4%

TRANSACTION HIGHLIGHTS
■
Location.   The Waters Place Shopping Center benefits from primary access to I-94, an east-west highway that connects Pittsfield with the southern portion of Ann Arbor and Ypsilanti to the east and the western portion of Ann Arbor and cities such as Dexter and Chelsea to the west. Washtenaw County is home to the University of Michigan and offers high-tech employment, specialty shops, ethnic restaurants and cultural offerings.

■
Tenancy.   As of December 2012, the Waters Place Shopping Center property was 100.0% physically occupied by four publicly traded national retail anchor tenants including Kohl’s Department Store (NYSE: KSS, rated BBB+/Baa1/BBB+ by Fitch/Moody’s/S&P, 42.8% of NRA, 36.8% of underwritten base rent), Best Buy (NYSE: BBY, rated BB-/Baa2/BB by Fitch/Moody’s/S&P, 22.4% of NRA, 22.2% of underwritten base rent), Dick’s Sporting Goods (NYSE: DKS, 20.8% of NRA, 27.2% of underwritten base rent) and Big Lots (NYSE: BIG, rated BBB- by S&P, 14.0% of NRA, 13.8% of underwritten base rent).

■	Credit Metrics. The Waters Place Shopping Center loan has a cut-off date LTV ratio of 54.7% an underwritten NCF DSCR of 2.20x and an underwritten NOI debt yield of 13.3%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

545 North Hicks Road Palatine, IL 60067	Collateral Asset Summary – Loan No. 20 Marianos Palatine	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,736,800 64.1% 1.55x 10.0%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Single Tenant Retail
Sponsor(1):	Inland Private Capital Corporation		Collateral:	Fee Simple
Borrower:	Palatine Fresh Market Venture DST		Location:	Palatine, IL
Original Balance:	$14,736,800		Year Built / Renovated:	2011 / NAP
Cut-off Date Balance:	$14,736,800		Total Sq. Ft.:	71,324
% by Initial UPB:	1.6%		Property Management:	Inland Commercial Property
Interest Rate:	4.0840%			Management, Inc.
Payment Date:	6th of each month		Underwritten NOI:	$1,478,148
First Payment Date:	April 6, 2013		Underwritten NCF:	$1,463,868
Anticipated Repayment Date(2):	March 6, 2023		Appraised Value:	$23,000,000
Maturity Date:	March 6, 2038		Appraisal Date:	January 14, 2013
Amortization(2):	Interest only for first 46 months; 300
	months thereafter		Historical NOI(7)
Additional Debt(3):	None		Most Recent NOI:	NAP
Call Protection:	L(25), YM1(91), O(4)		2011 NOI:	NAP
Lockbox / Cash Management(4):	Springing Hard / Springing
			Historical Occupancy
Reserves			Current Occupancy:	100.0% (April 1, 2013)
	Initial	Monthly	2011 Occupancy:	100.0% (December 31, 2011)
Taxes(5):	$0	Springing
(1)   The sponsor is also the sponsor for the mortgage loan indentified in Annex A-1 to the free writing prospectus as Marianos Vernon Hills, which has a cut-off date principal balance of $17,701,280.
(2)   The Marianos Palatine loan is structured with an Anticipated Repayment Date (“ARD”). If the debt is not repaid on the ARD, all excess cash flow will be swept to amortize existing principal and pay monthly interest, which will increase to a rate equal to the ten-year swap yield plus 3.55%; provided that the step-up interest rate may not be less than 5.0840% or greater than 8.0840%. After the ARD, the borrower shall continue to pay interest at the initial rate, while the balance of the interest accrues and is applied to the outstanding principal debt balance. The Balloon LTV is based on the outstanding balloon balance as of the ARD.
(3)   The loan documents permit the borrower to obtain certain unsecured subordinate debt from the sponsor as described under “Description of the Mortgage Pool—Certain Terms and Conditions of the Mortgage Loans—Other Financing” in the free writing prospectus.
(4)   Hard lockbox and cash management will be triggered upon (i) any event of default (ii) failure to maintain a DSCR of at least 1.25x for two consecutive quarters, (iii) any bankruptcy action with respect to the tenant (or its corporate parent), (iv) if the tenant goes dark or (v) upon ARD should the debt not be repaid.
(5)   The borrower will be required to deposit 1/12 of annual taxes and insurance upon (i) an event of default or (ii) if the tenant or replacement tenant fails to pay taxes and maintain required insurance.
(6)   The borrower will be required to deposit monthly replacement reserves of $891.58 if the amount on deposit falls below the replacement reserve cap of $21,398.
(7)   The property was constructed in 2011. As such, Historical NOI is not available.

Insurance(5):	$0	Springing
Replacement(6):	$21,398	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$207
Balloon Balance / Sq. Ft.:	$174
Cut-off Date LTV:	64.1%
Balloon LTV(2):	54.0%
Underwritten NOI DSCR:	1.57x
Underwritten NCF DSCR:	1.55x
Underwritten NOI Debt Yield:	10.0%
Underwritten NCF Debt Yield:	9.9%

TRANSACTION HIGHLIGHTS
■	New Cash Equity. Inland Private Capital Corporation acquired the property for $22.8 million, contributing approximately $7.8 million of cash equity to the transaction.
■	New Construction. The property was constructed in 2011 as a build-to-suit for the Marianos grocery store, a subsidiary of Roundy’s Supermarkets, Inc.
■	Tenancy. Marianos had 2012 sales of $614 PSF with an occupancy cost of approximately 4.3%. The Marianos lease expires on December 31, 2032, with four five-year extension options.
■
Experienced Sponsorship. Inland Private Capital Corporation is a wholly owned subsidiary of Inland Real Estates Investment Corporation (NYSE: IRC), a real estate investment trust that owns interests in 150 properties with aggregate leasing space of 15 million sq. ft.

■	Demographics. Within a five-mile radius, the 2012 population was 254,769 with an average household income of $98,559.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 South Beachview Drive Jekyll Island, GA 31527	Collateral Asset Summary – Loan No. 21 Hampton Inn Jekyll Island, GA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,484,406 64.4% 1.71x 12.3%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Limited Service Hospitality
Sponsor:	Leon N. Weiner Associates, Inc.;		Collateral(5):	Leasehold
	New Castle Hotels LLC		Location:	Jekyll Island, GA
Borrower:	JOO Hotel Associates LLC		Year Built / Renovated:	2010 / NAP
Original Balance:	$14,500,000		Rooms:	138
Cut-off Date Balance:	$14,484,406		Property Management:	Jekyll Island Hotel Management LLC
% by Initial UPB:	1.5%		Underwritten NOI:	$1,784,118
Interest Rate:	4.9490%		Underwritten NCF:	$1,591,256
Payment Date:	6th of each month		Appraised Value:	$22,500,000
First Payment Date:	April 6, 2013		Appraisal Date:	January 4, 2013
Maturity Date:	March 6, 2023
Amortization:	360 months		Historical NOI
Additional Debt(1):	Future Mezzanine Debt Permitted		Most Recent NOI:	$1,771,443 (T-12 February 28, 2013)
Call Protection:	L(25), YM1(92), O(3)		2011 NOI:	$1,213,940 (December 31, 2011)
Lockbox / Cash Management(2):	Hard / Springing		2010 NOI:	$1,007,478 (December 31, 2010)

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	66.7% (February 28, 2013)
Taxes:	$44,000	$8,800	2011 Occupancy:	58.4% (December 31, 2011)
Insurance:	$70,139	$8,414	2010 Occupancy:	58.6% (December 31, 2010)
FF&E:	$0	4.0% of prior months
(1)   No earlier than 24 months from the first payment date or upon the first transfer of the loan, future mezzanine debt will be permitted subject to (i) a combined LTV less than or equal to 65%, (ii) a combined DSCR greater than or equal to 1.50x and (iii) a combined debt yield greater than or equal to 10.75%.
(2)   Cash management will be triggered upon (i) any event of default (ii) any bankruptcy action of borrower, principal, guarantor or manager, (iii) if the DSCR falls below 1.25x for two consecutive quarters or (iv) the incurrence of approved mezzanine financing.
(3)   If franchisor requires borrower to implement a property improvement plan (“PIP”), borrower is required to deposit the estimated costs for such PIP into a reserve account, except to the extent sufficient funds are already on deposit in the FF&E reserve account to cover such PIP.
(4)   Commencing on May 6, 2013 through October 6, 2013, borrower is required to deposit $50,000 on each payment date into the seasonality reserve until the reserve contains $300,000. Thereafter, the borrower is required, no later than the payment date in May of each year, to deposit such amount that is necessary to maintain at least a 1.00x DSCR for the payment dates in May through October of each year based on a review by lender of the trailing 12 month period; provided that at all times the balance in the seasonality reserve account will not be less than $300,000.
(5)   Jekyll Island is owned by the State of Georgia, which leases the ground to the Jekyll Island State Park Authority under a ground lease with an expiration of February 1, 2089. Jekyll Island State Park Authority subleases approximately 14.09 acres to an affiliate of the borrower through February 1, 2049 and borrower subleases approximately 5.43 acres from such affiliate through January 31, 2048.

		gross revenue
PIP(3):	$0	Springing
Seasonality(4):	$0	Springing

Financial Information
Cut-off Date Balance / Room:		$104,959
Balloon Balance / Room:		$86,246
Cut-off Date LTV:		64.4%
Balloon LTV:		52.9%
Underwritten NOI DSCR:		1.92x
Underwritten NCF DSCR:		1.71x
Underwritten NOI Debt Yield:		12.3%
Underwritten NCF Debt Yield:		11.0%

TRANSACTION HIGHLIGHTS

■
Property Performance.  As of the trailing twelve months ending February 2013, the Hampton Inn Jekyll Island, GA property was 66.7% occupied with an ADR of $134.08 and RevPAR of $89.51, outperforming its six hotel competitive set with penetration rates of 106.8%, 131.7% and 140.6%, respectively.

■
Brand Affiliation.  The Hampton Inn brand is an award-winning leader in the mid-priced hotel segment encompassing approximately 1,900 properties globally as a part of Hilton Worldwide, a leading hospitality company.  The current franchise agreement expires January 31, 2030.

■	New Construction. The Hampton Inn Jekyll Island, GA property was constructed in 2010 for a total cost of approximately $21,756,155 or $157,653 per room.

■
Demand Generators. Jekyll Island is an oceanfront tourist destination with three premiere golf courses and over 2.3 million annual visitors (as of 2010).  In addition, 65.0% of the land on Jekyll Island is prohibited from being developed due to its classification as a state park, limiting the supply of hotel rooms. Further, a new convention center was constructed in 2012, which is expected to increase group demand on Jekyll Island.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

840 South Waukegan Road Lake Forest, IL 60045	Collateral Asset Summary – Loan No. 22 Forest Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,000,000 66.7% 1.45x 9.6%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank National Association		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail / Office
Sponsor:	Green Courte Real Estate Partners, LLC		Collateral:	Fee Simple
Borrower:	GCP Forest Square, LLC		Location:	Lake Forest, IL
Original Balance:	$14,000,000		Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$14,000,000		Total Sq. Ft.:	52,976
% by Initial UPB:	1.5%		Property Management:	Avison Young-Chicago, LLC
Interest Rate:	4.4600%		Underwritten NOI:	$1,339,735
Payment Date:	1st of each month		Underwritten NCF:	$1,231,464
First Payment Date:	May 1, 2013		Appraised Value:	$21,000,000
Maturity Date:	April 1, 2023		Appraisal Date:	December 11, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(93), O(3)		2012 NOI:	$1,360,498 (December 31, 2012)
Lockbox / Cash Management(1):	Soft / Springing		2011 NOI:	$616,943 (December 31, 2011)
			2010 NOI:	$344,319 (December 31, 2010)
Reserves			2009 NOI(4):	NAV
	Initial	Monthly
Taxes:	$44,362	$5,545	Historical Occupancy
Insurance(2):	$0	Springing	Current Occupancy:	100.0% (February 6, 2013)
Replacement(3):	$440	$440	2011 Occupancy:	94.9% (December 31, 2011)
TI/LC:	$5,800	$5,800	2010 Occupancy:	55.6% (December 31, 2010)
			2009 Occupancy(4):	NAV
Financial Information
(1)   A cash sweep will be triggered upon (i) an event of default, (ii) if the DSCR is less than 1.10x based a trailing three month period, (iii) a bankruptcy action of the borrower or property manager, or (iv) the failure of the Borrower to deliver the Green Courte Partners, LLC lease renewal on or before April 30, 2016.
(2)   Insurance escrow will be triggered upon (i) an event of default, (ii) termination, cancellation or lapse of coverage, or notice thereof or (iii) if borrower fails to provide evidence of blanket insurance coverage to lender.
(3)   Monthly payment shall be $440 commencing May 1, 2013 through and including April 1, 2018, and $880 commencing May 1, 2018 and on each payment date thereafter.
(4)   Historical NOI and Historical Occupancy from 2009 are not available.

Cut-off Date Balance / Sq. Ft.:	$264
Balloon Balance / Sq. Ft.:	$213
Cut-off Date LTV:	66.7%
Balloon LTV:	53.8%
Underwritten NOI DSCR:	1.58x
Underwritten NCF DSCR:	1.45x
Underwritten NOI Debt Yield:	9.6%
Underwritten NCF Debt Yield:	8.8%

TRANSACTION HIGHLIGHTS

■
Location and Demographics.  Forest Square (“Property”) is located in a stable and established retail and residential area of Lake Forest, Illinois, on South Waukegan Road approximately 20 miles northwest of the Chicago Central Business District and 2.5 miles east of Interstate 94.  More specifically, it is located within the Settler’s Square business district, one of three commercial areas in the city. The Metra commuter railroad station is located directly adjacent to the subject and offers transportation to and from the Chicago Central Business District.  The average household income within a 1, 3 and 5 mile radius is $257,028, $193,714 and $152,548 respectively.

■
Cash Equity.  The sponsor purchased the Property for $20.35 million in 2008 and has spent approximately $2.32 million on capital improvements and tenant improvements, for a total reported cost basis of approximately $22.67 million. This represents an equity contribution of approximately $8.67 million after the funding of the Forest Square loan, which results in a loan to cost of 61.8%.

■
Experienced Sponsor.  The sponsor, Green Courte Real Estate Partners, LLC, is controlled by Green Court Partners, LLC (“GCP”), a Chicago-based private equity real estate investment firm founded in 2003, which owns retail and mixed use properties, parking assets, and land-lease communities in high barrier locations.  The majority owner of the borrower and sponsor, GCREP REIT I, had real estate investments valued at $289.86 million as of September 20, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. Inc., CastleOak Securities, L.P., and KeyBanc Capital Markets Inc. (the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2013-CCRE7 (the “Offering Document”). The Information supersedes any such information previously delivered. The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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